UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C
(Rule 14c-101)

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement
☒	Definitive Information Statement
☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14c-5(d)(2))

a21, INC.

(Name of Registrant as Specified in Its Charter)

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(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

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(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee previously paid with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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a21, INC.
7660 CENTURION PARKWAY
JACKSONVILLE, FLORIDA 32256

INFORMATION STATEMENT NOTICE

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

Dear Shareholders:

Notice is hereby given that on June 23, 2006, in lieu of a meeting of shareholders, the holders of 52.38% of our outstanding common stock adopted resolutions by written consent adopting and approving an Agreement and Plan of Merger pursuant to which we will change our state of incorporation from the State of Texas to the State of Delaware.

The terms of the Agreement and Plan of Merger are described in the attached Information Statement.

You are encouraged to carefully read the Information Statement, including the appendices, for further information regarding these actions. In accordance with Rule 14c-2, the approval of the action described herein will be deemed effective at a date that is 20 days after the date the Definitive Information Statement has been mailed or furnished to our shareholders. The Definitive Information Statement is first being mailed or furnished to shareholders on or about July 11, 2006.

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN. The Information Statement is being furnished to you solely for the purpose of informing shareholders of the matters described herein in compliance with Regulation 14C of the Securities Exchange Act of 1934, as amended.

By Order of the Board of Directors

July 10, 2006

INFORMATION STATEMENT

OF

a21, INC.
7660 CENTURION PARKWAY
JACKSONVILLE, FLORIDA 32256

THIS INFORMATION STATEMENT IS BEING PROVIDED
TO YOU BY THE BOARD OF DIRECTORS OF
a21, INC.

THE COMPANY IS NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND A PROXY TO THE COMPANY

This Information Statement is being mailed or furnished to the shareholders of a21, Inc., a Texas corporation (the “Company”), to notify the Company’s shareholders that, in lieu of a meeting of shareholders, the holders of 52.38% of our outstanding common stock (the “Common Stock”) adopted resolutions by written consent (the “Consenting Stockholders”) adopting and approving an Agreement and Plan of Merger pursuant to which we will change our state of incorporation from the State of Texas to the State of Delaware.

Since 52.38% of the Company’s common stock approved the proposals indicated above, all necessary corporate approvals in connection with the matters referred to herein have already been obtained and this Information Statement is being furnished to you for information purposes only as required by Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Definitive Information Statement is first being mailed or furnished to the shareholders of the Company on or about July 11, 2006. June 23, 2006 was the record date for the determination of shareholders entitled to receive the Information Statement.

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Common Stock.

VOTING SECURITIES

Pursuant to the Texas Business Corporation Act (“TBCA”), an action that may be taken at a meeting of shareholders may also be taken without a meeting if a consent setting forth the action taken has been signed by all the holders of the corporation’s shares entitled to vote on the matter, provided that a corporation’s Articles of Incorporation may provide that an action by written consent may be taken by the holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which holders of all shares entitled to vote are present and vote. The Company’s Articles of Incorporation do provide that the Company’s shareholders may take action by the written consent of holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which holders of all shares entitled to vote are present and vote. In addition, pursuant to the TBCA, the vote of shareholders required for approval of a plan of merger or exchange is the affirmative vote of the holders of at least two-thirds of the outstanding shares of the Company entitled to vote on the matter, unless any class or series of shares of the Company is entitled to vote as a class on the matter, in which event the vote required for approval by the shareholders of the Company is the affirmative vote of the holders of at least two-thirds of the outstanding shares within each class or series of shares entitled to vote on the matter as a class and at least two-thirds of the outstanding shares otherwise entitled to vote on the matter. The TBCA provides, however, that a corporation’s articles of incorporation may provide that the affirmative vote of the holders of a specified portion, but not less than a majority, of the shares (or of any class or series) entitled to vote on the plan of merger or exchange is the vote required, rather than two-thirds of the outstanding shares (or of any class or series) of the corporation, as otherwise required by the TBCA. The Company’s Articles of Incorporation do provide that the vote of shareholders required for approval of a plan of merger shall be

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the affirmative vote of the holders of a majority of the outstanding shares (or of any class or series) entitled to vote on the matter. Therefore, a majority of the shares of the Company’s common stock were required to execute the written consent for the action to be effective. As of June 20, 2006, there were 77,622,624 shares of Common Stock outstanding, of which 38,811,313 shares were required to execute the consent in order to pass the stockholder resolution approving the action described herein. Each holder of Common Stock is entitled to one vote for each share held by such holder. The Consenting Stockholders voted in favor of the actions described herein in a written consent, dated June 23, 2006, attached hereto as Appendix A. The Consenting Stockholders are collectively the record owners of 40,658,362 shares, which represents 52.38% of the issued and outstanding shares of the Company’s Common Stock. No consideration was paid for the consent. No shares of the Company’s preferred stock are currently outstanding.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth, as of June 23, 2006 each person known by us to be (i) the beneficial owner of more than five percent of the Common Stock, (ii) each of our directors, (iii) each of our executive officers, and (iv) all of our directors and executive officers as a group. Except as noted, each person has sole voting and investment power with respect to the shares shown.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership(1)		Percentage of Class

Albert H. Pleus
c/o a21, Inc.
7660 Centurion Parkway
Jacksonville, Florida 32256	6,818,607	(2)	8.48%
Thomas V. Butta	2,160,950	(3)	2.76%
Thomas Costanza	41,250	(4)	0.05%
Susan Chiang	1,527,080	(5)	1.94%
Ardell D. Albers	170,000	(6)	0.22%
Luke A. Allen
711 Fifth Avenue
New York, NY 10022	7,520,123	(7)	9.26%
Vincent C. Butta	1,335,500	(8)	1.71%
Philip N. Garfinkle	459,250	(9)	0.59%
C. Donald Wiggins	290,000	(10)	0.37%
Clonure Limited	4,479,721	(11)	5.77%
LCA Capital Partners I, Inc.
c/o Luke A. Allen
711 Fifth Avenue
New York, NY 10022	6,364,624	(12)	7.86%
Jonathan Gallen
Ahab Capital Management, Inc.
299 Park Avenue
New York, NY 10171	23,276,922	(13)	28.84%
StarVest Partners L.P.
750 Lexington Avenue
New York, NY 10022	17,115,385	(14)	20.81%
Morgan Stanley & Co., Inc.
1585 Broadway
New York, NY 10036	7,692,508	(15)	9.02%
All Directors and Executive Officers as a Group (9 Persons)	20,322,760	(2)-(10)	23.52%

——————

(1)

Under the rules of the SEC, a person is deemed to be the beneficial owner of a security if such person has or shares the power to vote or direct the voting of such security or the power to dispose or direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities if that person has the right to acquire beneficial ownership within 60 days of the date from which beneficial ownership is calculated. Except as otherwise indicated the named entities or individuals have sole voting and investment power with respect to the shares of common stock beneficially owned.

(2)

Includes: options to purchase 2,105,514 shares; 1,046,338 shares held by Whitney Holdings, Inc. and 533,334 shares held by Whitney Holdings Group LLC, which are controlled by Mr. Pleus; 133,334 shares held by the Albert Pleus Family Trust of which Mr. Pleus is trustee; and warrants held by Whitney Holdings, Inc. to

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purchase 633,420 shares. Excludes 2,996,524 shares and warrants to purchase 3,368,100 shares held by LCA Capital Partners I, Inc., in which Mr. Pleus is a minority shareholder and does not have either voting or investment power.

(3)

Includes 50,000 shares held by Mr. Butta’s immediate family and options and warrants to purchase 625,950 shares. As of June 29, 2006, Mr. Butta was no longer a director of the Company.

(4)

Consists of options to purchase 41,250 shares.

(5)

Includes options and warrants to purchase 242,436 shares and participating preferred shares of SuperStock, Inc., a subsidiary of a21, that are exchangeable into 926,331 shares. Also includes 7,464 common shares, warrants to purchase 1,140 shares and participating preferred shares of SuperStock, Inc., a subsidiary of a21, that are exchangeable into 60,591 shares, all held by Ms. Chiang’s immediate family.

(6)

Includes options to purchase 75,000 shares.

(7)

Includes options to purchase 140,000 shares and 2,996,524 shares and warrants to purchase 3,368,100 shares held by LCA Capital Partners I, Inc., which is controlled by Mr. Allen.

(8)

Includes options to purchase 250,000 shares.

(9)

Includes options or warrants to purchase 190,000 shares.

(10)

Includes options to purchase 120,000 shares.

(11)

John Bohill and Cathal Sheehy jointly make all decisions with respect to Clonure Limited.

(12)

Consists of 2,996,524 shares and warrants to purchase 3,368,100 shares held by LCA Capital Partners I, Inc. which is controlled by Mr. Allen. Excludes any shares beneficially owned by Mr. Allen individually.

(13)

Consists of 9,090,000 shares held by Ahab Partners, L.P.; 11,110,000 shares held by Ahab International Ltd.; 2,307,692 shares upon the conversion of $1.5 million of convertible secured notes held by Queequeg Partners, L.P.; and 769,230 shares upon the conversion of $.5 million of convertible secured notes held by Queequeg Ltd. Jonathan Gallen has the sole power to vote and direct the disposition of the shares held by Ahab Partners, L.P., Ahab International Ltd., Queequeg Partners, L.P. and Queequeg, Ltd.

(14)

Deborah Farrington, Jeanne Sullivan and Laura Sachar possess voting and dispositive power over the shares held by StarVest Partners, L.P. which include 4,615,385 shares upon the conversion of $3 million of convertible secured notes held by StarVest Partners, L.P.

(15)

Thomas Doster has the sole voting and dispositive power over the shares held by Morgan Stanley & Co., Inc. which consists of 7,692,308 shares upon the conversion of $5.0 million of convertible secured notes held by Morgan Stanley & Co., Inc.

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ACTIONS BY THE BOARD OF DIRECTORS AND
THE CONSENTING SHAREHOLDERS

The Change in State of Organization from Texas to Delaware

On June 19, 2006, a21’s Board of Directors approved a merger agreement (the “Merger Agreement”) pursuant to which, among other things, the Company would merge with and into its wholly owned subsidiary, a21,Inc., a Delaware corporation (the “Reincorporation Merger”). A copy of the resolutions of the Board of Directors approving the terms of the Reincorporation Merger is attached as Appendix B. On June 23, 2006, the Company obtained the Consenting Stockholders’ approval of the terms of the Merger Agreement. A copy of the Consenting Stockholders’ written consent is attached as Appendix A.

General

The following discussion summarizes certain aspects of our proposed reincorporation into the State of Delaware. This summary is not intended to be complete and is subject to, and qualified in its entirety by, reference to the following:

•

the Certificate of Incorporation and Bylaws of the merger subsidiary, which will become a21’s certificate of incorporation and by-laws upon filing of the certificate of merger with the Secretary of State of the States of Delaware and Texas after effectiveness of the consent of the shareholders, attached as
Appendix C;

•

the Agreement and Plan of Merger attached as Appendix D; and

•

the Comparison of Texas and Delaware Corporation Law attached as Appendix E.

Copies of our current Articles of Incorporation and Bylaws are available for inspection at our principal executive offices and copies will be sent to shareholders, without charge, upon oral or written request directed to our corporate secretary.

Principal Features of the Reincorporation

The reincorporation will be effected by the merger of the Company with and into the merger subsidiary, a21, Inc., a Delaware corporation, which has been incorporated in Delaware solely for the merger. The merger subsidiary will be the surviving corporation. The separate existence of the Company will cease as a result of the merger.

Upon completion of the merger, each of the Company’s outstanding shares of Common Stock will be converted into one share of common stock of the surviving corporation, with each share having rights, privileges, qualifications, limitations and restrictions equivalent to the rights, privileges, qualifications, limitations and restrictions as they currently have. The Company’s existing shareholders will automatically become stockholders of the surviving corporation. The Company’s stock certificates will represent the same number of the surviving corporation’s shares as were represented by the stock certificates prior to the merger.

Our reincorporation in Delaware will not result in any change to our business operations or the location of our principal executive offices. The financial condition and results of operations of the surviving corporation immediately after the consummation of the merger will be identical to the Company’s immediately prior to the consummation of the merger. In addition, at the effective time of the merger, the board of directors of the surviving corporation will consist of those persons who were the Company’s directors immediately prior to the merger and individuals serving as executive officers of the Company immediately prior to the merger will continue to serve as executive officers of the surviving corporation after the merger.

Corporate Name and Trading Symbol

Following the merger, we will retain our corporate name “a21, Inc.”. Accordingly, we expect our shares are expected to continue to trade on the OTC Bulletin Board under the symbol “ATWO.”

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Principal Reasons for the Reincorporation

As the Company grows, the Board of Directors believes that it is important for the Company to be able to rely on well-established principles of corporate governance in making legal and business decisions and the Delaware corporate law is well established and understood.

The State of Delaware has adopted comprehensive, modern and flexible corporate laws that are frequently updated and revised to meet changing business needs. Because of Delaware’s prominence as a state of incorporation for many corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed with respect to corporations incorporated in Delaware. We believe that reincorporating in Delaware should enable us to better predict the legal consequences of our business decisions.

In addition, the Company believes that reincorporation under Delaware law will enhance our ability to attract and retain qualified independent directors because the law of Delaware offers greater certainty and stability from the perspective of those who serve as corporate directors. To date, we have not experienced difficulty in attracting or retaining directors. However, we believe that the better understood, and comparatively more stable, corporate environment afforded by Delaware will enable us to maintain and improve our ability to attract capable and experienced individuals to our Board of Directors.

Possible Disadvantages of Reincorporation

There are a number of substantive differences between the Delaware General Corporation Law (“DGCL”) and the TBCA, and in some circumstances, stockholder rights might be more restricted under the DGCL. For example, unlike the TBCA, the DGCL does not require that stockholders are entitled to call a special meeting, and, accordingly, the surviving corporation’s certificate of incorporation and by-laws do not enable stockholders to call special meetings. For information regarding this and other material differences between the TBCA and the DGCL and the respective charter and bylaws of the Company and the surviving corporation, please read Appendix E. We believe that the advantages of the reincorporation to the Company and its shareholders outweigh its possible disadvantages.

SHAREHOLDERS ARE STRONGLY URGED TO READ THE SUMMARY OF CERTAIN SIGNIFICANT DIFFERENCES BETWEEN THE TBCA AND THE DGCL RELATING TO THE RIGHTS AND INTERESTS OF SHAREHOLDERS SET FORTH IN APPENDIX E.

Effective Date of Merger

The Company anticipates that the reincorporation will become effective at the earliest practicable date, but at least 20 days after this Information Statement has been sent to shareholders.

Federal Income Tax Consequences of the Reincorporation

We believe that, for Federal income tax purposes, no gain or loss will be recognized by the holders of Common Stock of the Company as a result of the consummation of the reincorporation and no gain or loss will be recognized by the Company or the surviving corporation. Each holder of Common Stock of the Company will have the same tax basis in the common stock of the surviving corporation received pursuant to the reincorporation as such shareholder had in the Common Stock of the Company held immediately prior to the reincorporation, and the shareholder’s holding period with respect to the common stock or of the surviving corporation will include the period during which such shareholder held the corresponding Common Stock of the Company, so long as such Common Stock was held as a capital asset at the time of consummation of the reincorporation.

ALTHOUGH IT IS NOT ANTICIPATED THAT STATE OR LOCAL INCOME TAX CONSEQUENCES TO SHAREHOLDERS WILL VARY FROM THE FEDERAL INCOME TAX CONSEQUENCES DESCRIBED ABOVE, SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE EFFECT OF THE REINCORPORATION UNDER STATE, LOCAL OR FOREIGN INCOME TAX LAWS.

We also believe that the surviving corporation will succeed without adjustment to the federal tax attributes of the Company.

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Exchange of Stock Certificates

The reincorporation will not affect the validity of the currently outstanding stock certificates. Consequently, it will not be necessary for shareholders to exchange their stock certificates for stock certificates of the surviving corporation.

Effect on Option and Other Employee Benefit Plans

Our option plans will be continued by the surviving corporations and each option with respect to Company shares granted pursuant to such plans will automatically convert into an option with respect to the same number of shares of the surviving corporation, upon the same terms and subject to the same conditions as set forth in the plans. Other employee benefit plans and arrangements will be continued by the surviving corporation upon the terms and subject to the conditions currently in effect. The reincorporation merger will not result in the acceleration of benefits under any of the Company’s option or benefit plans.

Increase in Authorized Capitalization

The Board of Directors has determined that it is in the best interests of the Company and its shareholders to increase the authorized capitalization in connection with the merger. Accordingly, the certificate of incorporation of the merger subsidiary provides for an authorized capitalization of 200,000,000 shares of common stock and 100,000 shares of preferred stock. The Company’s current authorized capitalization consists of 100,000,000 shares of Common Stock and 100,000 shares of preferred stock.

The Board of Directors believes that it is in the best interests of the Company and its shareholders to increase the number of authorized but unissued shares of common stock (i) to permit the purchasers of the Company’s convertible debt to exercise their convertible debt into shares of the common stock of the surviving corporation (ii) to permit the Company to issue shares of common stock of the surviving corporation to the selling stockholders of ArtSelect, Inc., a company that the Company recently acquired, and to permit such stockholders to exercise warrants for common stock granted to them in connection with that merger and (iii) to make additional shares available to meet the surviving corporation’s future business needs as they arise. As of June 20, 2006, 77,622,624 shares of Common Stock were issued and outstanding. In addition, the Company has reserved approximately 9,000,000 shares of Common Stock for issuance pursuant to the Company’s equity compensation plans, pursuant to options and warrants. No shares of the Company’s preferred stock were outstanding.

Convertible Debt Financing

On April 27, 2006, the Company and SuperStock, Inc., a Florida corporation and subsidiary of the Company, entered into a Securities Purchase Agreement with the purchasers listed on Exhibit A thereto (the “Purchase Agreement”), pursuant to which the Company and SuperStock jointly issued $15,500,000 of 5% Senior Secured Convertible Notes (the “Senior Notes”) in consideration for which the Companies received $10,978,964 in cash, after payments to retire warrants to purchase 637,500 shares of the Company’s common stock, the repayment of certain outstanding debt in the aggregate amount of $4,206,123 (principal and interest and of which $722,326 was off balance sheet) and the payment of a finders fee of $100,000 to Axiom Capital Management in connection with the issuance of one of the Senior Notes.

The Senior Notes are secured by substantially all of the assets of the Company and SuperStock (except as described below under “Acquisition of ArtSelect”) and, after the Company increases the number of shares of its authorized common stock (which will be accomplished through the merger of which this Information Statement relates), will be convertible into the Company’s common stock at a minimum conversion price of $0.65 per share, subject to adjustment as provided in the Senior Notes. In addition, the conversion price of the Senior Notes may be adjusted based on a weighted average anti-dilution formula in the event of issuances of the Company’s common stock at a price per share below $0.65, provided that the conversion price may not be reduced below $0.50 pursuant to such anti-dilution provisions. The interest on the Senior Notes is payable quarterly in arrears, and the principal will be due and payable on March 31, 2011. If the 45 day volume weighted average price of the Company’s common stock equals or exceeds $1 per share, the Senior Notes will automatically be converted into the Company’s common stock under certain conditions.

The Senior Notes include customary events of default, including the failure of the Company or SuperStock to pay any principal or interest when due, the breach of any covenant or term or condition of the Senior Notes, the

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breach of any representation or warranty in the Purchase Agreement, Senior Notes or other documents executed in connection with the transactions contemplated thereby, defaults in the performance of any other indebtedness of greater than $500,000, the insolvency or bankruptcy of the Company or SuperStock and the SEC issuing a stop trade order or suspension of trading relating to the Company’s common stock. Upon the occurrence of an event of default, each Senior Note will become due and payable, either upon notice from the agent for the holders of Senior Notes at the direction of the holders of a majority of the outstanding principal amount of the Senior Notes or automatically, depending on the particular event of default.

Pursuant to the terms of the Purchase Agreement, for so long as StarVest Partners, LP beneficially owns at least 8,000,000 shares of the Company’s common stock, the Company must nominate StarVest’s designee for a position on the Company’s Board of Directors. In addition, for so long as at least 40% of the aggregate principal amount of the Senior Notes are outstanding, the Company may not, without the prior written consent of the agent, engage in certain activities or transactions, including, but not limited to, declaring dividends, liquidating, dissolving, effecting a reorganization or change of control, or incurring certain indebtedness. The Purchase Agreement also provides that the purchasers have a pro-rata right to provide up to 25% of the amount of any additional financing the amount of which will be in excess of $2,000,000.

The Company also entered into a Registration Rights Agreement dated April 27, 2006, between the Company and the agent for the Senior Note holders, on its own behalf and on behalf of the holders of the holders of Senior Notes (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, if the SEC has not declared effective a registration statement relating to the resale of the shares of the Company’s common stock that the Senior Notes are convertible into by January 22, 2007, the Company will be obligated to pay the holder of the Senior Notes liquidated damages as provided in the Registration Rights Agreement.

Acquisition of ArtSelect

On May 16, 2006, AE Acquisition Corp., a wholly owned subsidiary of the Company, merged with and into ArtSelect, Inc. ArtSelect became a wholly owned subsidiary of the Company pursuant to the merger. ArtSelect supplies home and office framed and unframed wall décor to retailers, catalogers, membership organizations and consumers through both online and traditional retail and wholesale distribution channels. The Company intends to continue to use ArtSelect’s assets to continue the Business.

In consideration for merger, the shareholders of ArtSelect received an aggregate of $4,500,000 of cash, $2,350,000 in secured notes (the “ArtSelect Notes”) and $3,150,000 of Series A Preferred Stock (the “Preferred Stock”).

The ArtSelect Notes bear interest at 6% per year and mature on the earlier to occur of a change of control (as set forth in the Notes) and May 15, 2009. The first year of interest on the principal balance of the ArtSelect Notes will be accrued and added to the principal thereof. After the first year, interest will be payable quarterly, in arrears. The ArtSelect Notes are secured by substantially all the assets of ArtSelect (provided that, with respect to up to $3,000,000 of the assets of ArtSelect, the ArtSelect Notes are junior to certain previously issued secured convertible notes).

The Preferred Stock has certain liquidation preferences and, pursuant to an exchange agreement entered into with each of the holders of Preferred Stock (the “Exchange Agreement”), after the Company increases the number of its authorized shares of common stock, is exchangeable for the Company’s common stock at a minimum price per share of $0.75, subject to adjustment pursuant to weighted average anti-dilution provisions contained in the transaction documents. On May 16, 2006, the holders of Preferred Stock exchanged all of the Preferred Stock for an aggregate of 4,200,000 shares of the Company’s common stock at a per share price of $0.75 (the “Exchange Stock”). Pursuant to the terms of the Exchange Agreement, the Exchange Stock will not be issued by the Company until it increases the number of authorized shares of its common stock to accommodate such exchange.

The shareholders of ArtSelect also received warrants to purchase 750,000 shares of the Company’s common stock at $1.00 per share (the “Warrants”), exercisable for common stock only after the Company increases its authorized shares of common stock. The Warrants expire four years from the closing date of the merger.

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Other reasons for the increase in authorized shares of common stock

In addition to compensating the stockholders of ArtSelect in connection with the merger, among other things, the proposed increase in the surviving company’s authorized capitalization will make shares available for future activities that are consistent with the surviving corporation’s business strategy, including, without limitation, the following:

•

the acquisition of or investment in complementary businesses;

•

the continued provision of equity incentives to employees, officers and directors under the surviving corporation’s equity compensation plans;

•

the conversion of the surviving corporation’s convertible securities; and

•

the completion of financings.

The Company is currently in discussions with potential acquisition candidates. Although the Company has not yet entered into any binding agreements, if such transactions are approved, shares of common stock or securities convertible into common stock of the surviving corporation may be issued as at least partial consideration for the acquisition. In addition, depending on its need for additional capital and its view of the capital markets, the surviving corporation may issue some portion of the additional authorized shares of common stock or securities convertible into common stock for cash. Furthermore, in accordance with its business strategy, the surviving corporation may make future acquisitions and may use its common stock or securities convertible into common stock in such acquisitions if appropriate opportunities arise.

If the shareholders approve the merger, the Board of Directors may cause the issuance of the additional shares of common stock without further vote of the surviving corporation’s stockholders, except as provided under the surviving corporation’s certificate of incorporation, the DGCL, the rules of any securities exchange on which the shares of common stock may at such time be listed or any other applicable laws, rules or regulations. Subject to the differences between the TBCA and the DGCL and the charter and bylaws of the Company and the surviving corporation set forth in Appendix E to this Information Statement, the additional shares of common stock would be identical to the shares of Common Stock now authorized. Holders of Common Stock do not have preemptive or similar rights, which means that current holders of Common Stock do not have a prior right to purchase any new issue of common stock by the surviving corporation to maintain their respective percentage ownership thereof. The issuance of additional shares of common stock by the surviving corporation would decrease the proportionate ownership interest of the current holders of Common Stock and, depending upon the price paid for such additional shares, could result in dilution to such holders. The additional shares of common stock could be used for purposes that might be deemed to be in defense of a potential takeover threat. Such shares could be sold to purchasers who might side with the board of directors in opposing a takeover bid that the board of directors determines not to be in the best interests of the surviving corporation and its stockholders. The issuance of new shares could discourage persons seeking to gain control of the surviving corporation in other ways as well.

The foregoing terms were approved by the Board of Directors of the Company and the Consenting Stockholders.

Effective Date

Under applicable federal securities laws, the Consenting Stockholder’s authorization of the reincorporation cannot be effective until at least 20 calendar days after the Definitive Information Statement is distributed to the Company’s shareholders.

Dissenters’ Right of Appraisal

The TBCA gives each of the Company’s shareholders the right to object to the merger and to demand payment of the fair value of his shares calculated as of the day the written consent, excluding any appreciation or depreciation in anticipation of the merger.

The surviving corporation must, within 10 days after the date the merger is effected, mail to each shareholder notice of the fact and date of the merger and that the shareholder may exercise his right to dissent from the action. The notice must be accompanied by a copy of Article 5.12 of the TBCA and any articles or documents filed by the Company with the Secretary of State to effect the merger. If the shareholder has not have consented to the merger,

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the shareholder may, within 20 days after the mailing of the notice, make written demand on the surviving corporation for payment of the fair value of the shareholder’s shares. The demand must state the number and class of shares owned by the dissenting shareholder and the fair value of the shares as estimated by the shareholder. Any shareholder failing to make demand within the 20 day period loses the right to receive the fair market value of her or his shares.

Within 20 days after receipt by the surviving corporation of a demand, the surviving corporation must send to the dissenting shareholder a written notice that the surviving corporation will, within 90 days after the date the merger is effected, either: (i) pay the amount claimed upon the surrender of the duly endorsed certificates; or (ii) pay some other amount as the fair value, if, within 60 days after the date the merger was effected, the dissenting shareholder notifies the Company the shareholder will accept that amount in exchange for surrender of the shareholder’s duly endorsed certificates. If the surviving corporation and the dissenting shareholder agree upon the fair value, that value will be paid and the dissenting shareholder will cease to have any interest in the shares or the surviving corporation. If agreement as to the fair value cannot be reached, either the dissenting shareholder or the surviving corporation may, within the time limits prescribed by Article 5.12 of the TBCA, file a petition in a court of competent jurisdiction in Travis County, Texas, asking for a finding and determination of the fair value of the shares. Court costs will be allocated between the parties in such manner as the court determines to be fair and equitable.

Articles 5.11, 5.12 and 5.13 of the TBCA are reproduced in full as Appendix F.

SECURITY HOLDERS SHARING AN ADDRESS

The Company will deliver only one copy of this Information Statement to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders. Furthermore, the Company undertakes to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a shareholder at a shared address to which a single copy of the Information Statement is delivered. A shareholder can notify us that the shareholder wishes to receive a separate copy of the Information Statement by contacting the Company at: a21, Inc., 7660 Centurion Parkway, Jacksonville, Florida 32256, Attn: Thomas Costanza, Chief Financial Officer, or by contacting the Company via telephone at (904) 565-0066. Conversely, if multiple shareholders sharing an address receive multiple Information Statements and wish to receive only one, such shareholders can notify the Company at the address or phone number set forth above.

WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT THE COMPANY

The Company is subject to the information requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual, quarterly and current reports on Forms 10-KSB, 10-QSB and 8-K with the Securities and Exchange Commission (“SEC”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, DC 20549, at prescribed rates. You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (800) SEC-0330. The SEC also maintains a web site on the Internet (http://www.sec.gov) where the Company’s reports, proxy and information statements and other information regarding the Company may be obtained free of charge.

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INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

The SEC allows the Company to “incorporate by reference” previously filed documents that the Company is including with this Information Statement, which means that we can disclose important information to you about us by referring you to those documents, as long as we are providing those documents to you together with this information statement. The information incorporated by reference is considered to be part of this Information Statement. The Company incorporates by reference the documents listed below, a copy of each of which is included with this Information Statement:

(1)

The Company’s Amended Annual Report on Form 10-KSB/A for the year ended December 31, 2005;

(2)

The Company’s Quarterly Report on Form 10-QSB for the quarter ended March 31, 2005;

(3)

The Company’s Current Report on Form 8-K dated May 15, 2006; and

(4)

The Company’s Amended Current Report on Form 8-K/A dated May 15, 2006.

By Order of the Board of Directors

July 10, 2006

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APPENDIX A

WRITTEN CONSENT OF THE
STOCKHOLDERS OF
a21, INC.

The undersigned, constituting the holders of at least a majority of the outstanding capital stock of a21, Inc., a Texas corporation (the “Company”), adopt the following resolutions by written consent in lieu of a meeting, pursuant to provisions of the Texas Business Corporation Act and the Company’s Articles of Incorporation:

WHEREAS, the Board of Directors (the “Board”) of the Company approved, the reincorporation of the Company from Texas to Delaware (the “Reincorporation”) at a meeting of the Board held on June 19, 2006; and

WHEREAS, the Board approved the form of Agreement and Plan of Merger (the “Merger Agreement”) providing for the merger of the Company with and into a21, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (the “Surviving Corporation”) presented to the stockholders signatory hereto on the date hereof; and

WHEREAS, pursuant to the terms of the Merger Agreement, each outstanding share of the Company’s common stock will become one outstanding share of the Surviving Corporation’s common stock; and

WHEREAS, pursuant to the terms of the Merger Agreement, each officer and director of the Company will become an officer and director of the Surviving Corporation; and

WHEREAS, upon consummation of the merger in accordance with the Merger Agreement, the Surviving Corporation will have 200,000,000 shares of its common stock and 100,000 shares of its preferred stock authorized for issuance; and

WHEREAS, the Company is required to obtain stockholder approval of the Merger Agreement;

NOW, THEREFORE BE IT;

RESOLVED, that the Merger Agreement, in the form previously presented to the undersigned be, and hereby is, approved, and that the Company’s Board of Directors and officers are hereby authorized and directed to proceed with the Reincorporation and the consummation the transactions contemplated by the Merger Agreement, provided that if, in the judgment of the Board of Directors, it would not be in the Company’s best interests to proceed with the Reincorporation or the consummation of the transactions contemplated by the Merger Agreement, the Board of Directors may vote to not proceed with the Reincorporation or the other transaction contemplated by the Merger Agreement; and it is further

RESOLVED, that the officers of the Company be, and each of them individually hereby is, authorized, empowered and directed, in the name of, and on behalf of, the Company, to take all such further action as they, or any of them, may deem necessary or appropriate to carry out the purpose and intent of the foregoing resolutions.

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IN WITNESS WHEREOF:

AHAB PARTNERS, L.P.

Date: June 23, 2006	By:	Pequod LLC, its General Partner

	By:	/s/ Jonathan Gallen
Name: Jonathan Gallen
Title: Managing Member

AHAB INTERNATIONAL, LTD.

Date: June 23, 2006	By:	Ahab Capital Management, Inc., its Investment Advisor

	By:	/s/ Jonathan Gallen
Name: Jonathan Gallen
Title: President

STARVEST PARTNERS, L.P.

Date: June 23, 2006	By:	StarVest Associates, LLC, its General Partner

	By:	/s/ Deborah A. Farrington
Name: Deborah A. Farrington
Title: Managing Member

LCA CAPITAL PARTNERS I, INC.

Date: June 23, 2006	By:	/s/ Luke A. Allen
Name: Luke A. Allen
Title: President

Date: June 23, 2006		/s/ Luke A. Allen
Luke A. Allen

Date: June 23, 2006		/s/ Albert H. Pleus
Albert H. Pleus

WHITNEY HOLDINGS, INC.

Date: June 23, 2006	By:	/s/ Albert H. Pleus
Name: Albert H. Pleus
Title: President

WHITNEY HOLDINGS GROUP, LLC

Date: June 23, 2006	By:	/s/ Albert H. Pleus
Name: Albert H. Pleus
Title: Managing Member

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APPENDIX B

WHEREAS, the Board of Directors of the Corporation has determined that it would be in the best interests of the Corporation to reincorporate from the State of Texas to the State of Delaware; and

WHEREAS, the officers of the Corporation have formed a wholly owned subsidiary of the Corporation, a21, Inc., a Delaware corporation (the “Subsidiary”);

NOW, THEREFORE, IT IS:

RESOLVED, that the Agreement and Plan of Merger attached hereto as Exhibit A (the “Merger Agreement”), providing for the merger of the Corporation with and into the Subsidiary, with the Subsidiary being the “Surviving Corporation” is hereby adopted and approved in all respects; and it is further

RESOLVED, that the Merger Agreement, together with such other terms, provisions, covenants, warranties and conditions as are normal and customary for a transaction of this type and as deemed necessary or appropriate by the proper officers of the Corporation with the advice of counsel, such determination to be conclusively evidenced by the execution and delivery thereof, is hereby adopted and approved in all respects and that the Corporation’s officers are hereby authorized and directed to enter into the Merger Agreement in the name of and on behalf of the Corporation; and it is further

RESOLVED, that the officers of the Corporation are hereby authorized and directed to present the Merger Agreement to the stockholders of the Corporation for their consent and approval, and that the officers of the Corporation are hereby authorized and directed to inform the stockholders of the Corporation that the Board of Directors of the Corporation recommends approval of the Merger Agreement and the transactions contemplated thereby; and it is further

RESOLVED, that, subject to the approval of the Corporation’s stockholders, the officers of the Corporation are hereby authorized and directed to consummate the transactions contemplated by the Merger Agreement as soon as practicable after the date that the Corporation’s stockholders approve the Merger Agreement and the transactions contemplated thereby; and it is further

RESOLVED, that the proper officers of the Corporation are hereby authorized, empowered and directed, with each such officer having the full authority to act without the participation or consent of any other officer, to do and perform any and all such other acts and things, and to take or omit to take any and all such further action, and to execute and deliver any and all such further agreements, instruments, certificates and other documents or communications (including information statements), in the name and on behalf of the Corporation and under its corporate seal or otherwise, as each of the officers may, in his or her discretion, deem necessary or appropriate in order to perform or otherwise satisfy, in whole or in part, any and all of the purposes and intents of the foregoing resolutions; and it is further

RESOLVED, that all actions previously taken by the officers of the Corporation in accordance with the resolutions contained in this Unanimous Written Consent are hereby ratified, approved and confirmed in all respects.

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APPENDIX C

CERTIFICATE OF INCORPORATION

OF

a21, INC.

THE UNDERSIGNED, for the purpose of incorporating and organizing a corporation under the General Corporation Law of the State of Delaware, does hereby execute this Certificate of Incorporation and does hereby certify as follows:

FIRST: The name of the corporation is a21, Inc. (hereinafter called the “Corporation”).

SECOND: The registered office of the Corporation is to be located at 615 South Dupont Highway, in the City of Dover, County of Kent, in the State of Delaware 19901. The name of its registered agent at that address is National Corporate Research, Ltd.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware (“GCL”).

FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 200,100,000, of which 200,000,000 shares shall be Common Stock of the par value of $.001 per share, and 100,000 shares shall be Preferred Stock of the par value of $.001 per share.

(A) Preferred Stock. The Board of Directors is expressly granted authority to issue shares of the Preferred Stock, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series (a “Preferred Stock Designation”) and as may be permitted by the GCL. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.

(B) Common Stock. Except as otherwise required by law or as otherwise provided in any Preferred Stock Designation, the holders of the Common Stock shall exclusively possess all voting power and each share of Common Stock shall have one vote.

FIFTH: The name and mailing address of the incorporator is: Sarah-Nicole Pinheiro, c/o Loeb & Loeb LLP, 345 Park Avenue, New York, New York 10154.

SIXTH: The personal liability of Directors of the Corporation to the Corporation or its stockholders for monetary damages shall be eliminated to the fullest extent permitted under Section 102(b)(7) of the General Corporation Law of the State of Delaware.

SEVENTH: Indemnification.

(A) A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law of the State of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended. Any repeal or modification of this paragraph A by the stockholders of the Corporation shall not adversely affect any right

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or protection of a director of the Corporation with respect to events occurring prior to the time of such repeal or modification.

(B) The Corporation, to the full extent permitted by Section 145 of the General Corporation Law of the State of Delaware, as amended from time to time, shall indemnify all persons whom it may indemnify pursuant thereto. Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative, or investigative action, suit or proceeding for which such officer or director may be entitled to indemnification hereunder shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized hereby.

EIGHTH: The Corporation’s Board of Directors shall have the power to adopt, amend or repeal the Corporation’s By-Laws by a majority vote at any regular meeting of the Board of Directors, or at any special meeting of the Board of Directors, if notice thereof is contained in the notice of such special meeting, or by written consent as provided by Section 141(f) of the General Corporation Law of the State of Delaware.

The Corporation’s By-Laws may be adopted, amended or repealed by the Corporation’s stockholders if two-thirds of all stockholders entitled to vote on the adoption, amendment or repeal of the By-Laws vote in favor of such adoptions, amendment or repeal.

NINTH: The election of Directors need not be by written ballot.

TENTH: The directors in their discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any meeting of the stockholders called for the purpose of considering any such act or contract, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the Corporation which is represented in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of stockholders be there represented in person or by proxy) shall be as valid and binding upon the Corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of the Corporation, whether or not the contract or act would otherwise be open to legal attack because of directors’ interests, or for any other reason.

ELEVENTH: In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the provisions of the statutes of Delaware, of this Certificate of Incorporation, and to any by-laws from time to time made by the stockholders; provided, however, that no by-law so made shall invalidate any prior act of the directors which would have been valid if such by-law had not been made.

TWELFTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

IN WITNESS WHEREOF, the undersigned, being the incorporator herein before named, has executed this Certificate of Incorporation this 23rd day of June 2006.

/s/ Sarah-Nicole Pinheiro
Sarah-Nicole Pinheiro, Incorporator

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BY-LAWS

OF

a21, INC.

ARTICLE I
OFFICES

SECTION 1. Principal Office. The registered office of the corporation shall be located in such place as may be provided from time to time in the Certificate of Incorporation.

SECTION 2. Other Offices. The corporation may also have offices at such other places both within and without the State of Delaware as the board of directors may from time to time determine or as the business of the corporation may require.

ARTICLE II
STOCKHOLDERS

SECTION 1. Annual Meetings. The annual meeting of the stockholders of the corporation shall be held wholly or partially by means of remote communication or at such place, within or without the State of Delaware, on such date and at such time as may be determined by the board of directors and as shall be designated in the notice of said meeting.

SECTION 2. Special Meetings. Special meetings of the stockholders for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be held wholly or partially by means of remote communication or at any place, within or without the State of Delaware, and may be called by resolution of the board of directors, or by the Chairman or the Chief Executive Officer.

SECTION 3. Notice and Purpose of Meetings. Written or printed notice of the meeting stating the place, date and hour of the meeting and, in case of a special meeting, stating the purpose or purposes for which the meeting is called, and in case of a meeting held by remote communication stating such means, shall be delivered not less than ten nor more than sixty days before the date of the meeting, either personally, or by mail, or if prior consent has been received by a stockholder by electronic transmission, by or at the direction of the Chairman or the Chief Executive Officer, the Secretary, or the persons calling the meeting, to each stockholder of record entitled to vote at such meeting.

SECTION 4. Quorum. The holders of a majority of the shares of capital stock issued and outstanding and entitled to vote, represented in person or by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise provided by statute or by the Certificate of Incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders present in person or represented by proxy shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified.

SECTION 5. Voting Process. If a quorum is present or represented, the affirmative vote of a majority of the shares of stock present or represented at the meeting, by ballot, proxy or electronic ballot, shall be the act of the stockholders unless the vote of a greater number of shares of stock is required by law, by the Certificate of Incorporation or by these by-laws. Each outstanding share of stock having voting power, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders. A stockholder may vote either in person, by proxy executed in writing by the stockholder or by his duly authorized attorney-in-fact, or by an electronic ballot from which it can be determined that the ballot was authorized by a stockholder or proxyholder. The term, validity and enforceability of any proxy shall be determined in accordance with the General corporation Law of the State of Delaware.

SECTION 6. Written Consent of Stockholders Without a Meeting. Whenever the stockholders are required or permitted to take any action by vote, such action may be taken without a meeting, without prior notice and without a

1

vote, if a written consent or electronic transmission, setting forth the action so taken, shall be signed or e-mailed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting called for such purpose.

ARTICLE III
DIRECTORS

SECTION 1. Powers. The business affairs of the corporation shall be managed by its board of directors, which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these by-laws directed or required to be exercised or done by the stockholders. The board of directors may adopt such rules and regulations, not inconsistent with the Certificate of Incorporation or these By-Laws or applicable laws, as it may deem proper for the conduct of its meetings and the management of the corporation.

SECTION 2. Number, Qualifications, Term. The board of directors shall consist of one or more members. The number of directors shall be fixed initially by the Incorporator and may thereafter be changed from time to time by resolution of the board of directors or of the stockholders. Directors need not be residents of the State of Delaware nor stockholders of the corporation. The directors shall be elected at the annual meeting of the stockholders, and each director elected shall serve until the next succeeding annual meeting and until his successor shall have been elected and qualified.

SECTION 3. Vacancies. Vacancies and newly created directorships resulting from any increase in the number of directors may be filled by a majority of the directors then in office, though less than a quorum, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify. A vacancy created by the removal of a director by the stockholders may be filled by the stockholders.

SECTION 4. Place of Meetings. Meetings of the board of directors, regular or special, may be held either within or without the State of Delaware.

SECTION 5. First Meeting. The first meeting of each newly elected board of directors shall be held immediately following and at the place of the annual meeting of stockholders and no other notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present, or it may convene at such place and time as shall be fixed by the consent in writing of all the directors.

SECTION 6. Regular Meetings. Regular meetings of the board of directors may be held upon such notice, or without notice, and at such time and at such place as shall from time to time be determined by the board.

SECTION 7. Special Meetings. Special meetings of the board of directors may be called by the Chairman or the Chief Executive Officer or by the number of directors who then legally constitute a quorum. Notice of each special meeting shall, if mailed, be addressed to each director at least two but not more than twenty days prior to the date on which the meeting is to be held.

SECTION 8. Notice; Waiver. Attendance of a director at any meeting shall constitute a waiver of notice of such meeting, except where a director attends for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

SECTION 9. Quorum. One-half of the directors then in office shall constitute a quorum for the transaction of business unless a greater number is required by law, by the Certificate of Incorporation or by these by-laws. If a quorum shall not be present at any meeting of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

SECTION 10. Action Without a Meeting. Any action required or permitted to be taken at a meeting of the directors may be taken without a meeting if a consent in writing or by electronic transmission, setting forth the action so taken, shall be signed by all of the directors entitled to vote with respect to the subject matter thereof. In addition, meetings of the board may be held by means of conference telephone or voice communication as permitted by the General corporation Law of the State of Delaware.

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SECTION 11. Action. Except as otherwise provided by law or in the Certificate of Incorporation or these by-laws, if a quorum is present, the affirmative vote of a majority of the members of the board of directors will be required for any action.

SECTION 12. Removal of Directors. Subject to any provisions of applicable law, any or all of the directors may be removed (a) for cause, by action of stockholders or by action of the remaining members of the board, and (b) without cause, by vote of the stockholders.

ARTICLE IV
COMMITTEES

SECTION 1. Executive Committee. The board may, by resolution adopted by a majority of the whole board, designate one or more of its members to constitute members or alternate members of an Executive Committee.

SECTION 2. Powers and Authority of Executive Committee. The Executive Committee shall have and may exercise, between meetings of the board of directors, all the powers and authority of the board of directors in the management of the business and affairs of the Company, including, the right to authorize the purchase of stock, except that the Executive Committee shall not have such power or authority in reference to amending the Certificate of Incorporation; adopting an agreement of merger or consolidation; recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation’s property and assets; recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the by-laws of the corporation or authorizing the declaration of a dividend.

SECTION 3. Other Committees. The board of directors may, by resolution adopted by a majority of the whole board of directors, designate one or more other committees, each of which shall, except as otherwise prescribed by law, have such authority of the board of directors as shall be specified in the resolution of the board of directors designating such committee. A majority of all the members of such committee may determine its action and fix the time and place of its meeting, unless the board of directors shall otherwise provide. The board of directors shall have the power at any time to change the membership of, to fill all vacancies in and to discharge any such committee, either with or without cause.

SECTION 4. Procedure; Meetings; Quorum. Regular meetings of the Executive Committee or any other committee of the board of directors, of which no notice shall be necessary, may be held at such times and places as shall be fixed by resolution adopted by a majority of the members thereof. Special meetings of the Executive Committee or any other committee of the board of directors shall be called at the request of any member thereof. So far as applicable, the provisions of Article III of these By-laws relating to notice, quorum and voting requirements applicable to meetings of the board of directors shall govern meetings of the Executive Committee or any other committee of the board of directors. The Executive Committee and each other committee of the board of directors shall keep written minutes of its proceedings and circulate summaries of such written minutes to the board of directors before or at the next meeting of the board of directors.

ARTICLE V
OFFICERS

SECTION 1. Number. The board of directors at its first meeting after each annual meeting of stockholders shall choose a Chief Executive Officer and a Secretary, none of whom need be a member of the board. The board of directors may also choose a Chairman from among the directors, a Chief Financial Officer, one or more Executive Vice Presidents, one or more Vice Presidents, Assistant Secretaries, Treasurers and Assistant Treasurers. The board of directors may appoint such other officers and agents as it shall deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board of directors. More than two offices may be held by the same person.

SECTION 2. Compensation. The salaries or other compensation of all officers of the corporation shall be fixed by the board of directors. No officer shall be prevented from receiving a salary or other compensation by reason of the fact that he is also a director.

SECTION 3. Term; Removal; Vacancy. The officers of the corporation shall hold office until their successors are chosen and qualify. Any officer may be removed at any time, with or without cause, by the affirmative vote of a

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majority of the whole board of directors. Any vacancy occurring in any office of the corporation shall be filled by the board of directors.

SECTION 4. Chairman. The Chairman shall, if one be elected, preside at all meetings of the board of directors.

SECTION 5. Chief Executive Officer. The Chief Executive Officer shall be the chief executive of the corporation, shall preside at all meetings of the stockholders and the board of directors in the absence of the Chairman, shall have general supervision over the business of the corporation and shall see that all directions and resolutions of the board of directors are carried into effect.

SECTION 6. President. The President, if there shall be one, shall, in the absence or disability of the Chief Executive Officer, perform the duties and exercise the powers of the Chief Executive Officer, be the Chief Executive Officer of the corporation and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

SECTION 7. Executive Vice Presidents; Vice Presidents. The Executive Vice Presidents shall, in the absence or disability of the Chief Executive Officer and the President, perform the duties and exercise the powers of the Chief Executive Officer and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe. If there shall be more than one Executive Vice President, the Executive Vice Presidents shall perform such duties and exercise such powers in the absence or disability of the Chief Executive Officer and the President, in the order determined by the board of directors. The Vice Presidents shall, in the absence or disability of the Chief Executive Officer, the President and of the Executive Vice Presidents, perform the duties and exercise the powers of the Chief Executive Officer and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe. If there shall be more than one Vice President, the Vice Presidents shall perform such duties and exercise such powers in the absence or disability of the Chief Executive Officer, the President and the Executive Vice President, in the order determined by the board of directors.

SECTION 8. Secretary. The Secretary shall attend all meetings of the board of directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the board of directors in a book to be kept for that purpose. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the board of directors, and shall perform such other duties as may be prescribed by the board of directors or President, under whose supervision he shall be. He shall have custody of the corporate seal of the corporation and he, or an assistant secretary, shall have the authority to affix the same to an instrument requiring it and when so affixed, it may be attested by his signature or by the signature of such assistant secretary. The board of directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his signature.

SECTION 9. Assistant Secretary. The Assistant Secretary, if there shall be one, or if there shall be more than one, the assistant secretaries in the order determined by the board of directors, shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such powers as the board of directors may from time to time prescribe.

SECTION 10. Chief Financial Officer. The Chief Financial Officer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors. He shall disburse the funds of the corporation as may be ordered by the board of directors, the Chief Executive Officer or the President, taking proper vouchers for such disbursements, and shall render to the Chairman, the Chief Executive Officer and the President and the board of directors, at its regular meetings, or when the board of directors so requires, an account of all of his transactions as Treasurer and of the financial condition of the corporation.

SECTION 11. Treasurer. The Treasurer, if there shall be one, shall, in the absence or disability of the Chief Financial Officer, perform the duties and exercise the powers of the Chief Financial Officer and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

SECTION 12. Assistant Treasurer. The Assistant Treasurer, if there shall be one, or, if there shall be more than one, the Assistant Treasurers in the order determined by the board of directors, shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

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ARTICLE VI
CAPITAL STOCK

SECTION 1. Form. The shares of the capital stock of the corporation shall be represented by certificates in such form as shall be approved by the board of directors and shall be signed by the Chairman, the President, an Executive Vice President or a Vice President, and by the Treasurer or an assistant treasurer or the Secretary or an Assistant Secretary of the corporation, and may be sealed with the seal of the corporation or a facsimile thereof.

SECTION 2. Lost and Destroyed Certificates. The board of directors may direct a new certificate to be issued in place of any certificate theretofore issued by the corporation alleged to have been lost or destroyed. When authorizing such issue of a new certificate, the board of directors, in its discretion and as a condition precedent to the issuance thereof, may prescribe such terms and conditions as it deems expedient, and may require such indemnities as it deems adequate, to protect the corporation from any claim that may be made against it with respect to any such certificate alleged to have been lost or destroyed.

SECTION 3. Transfer of Shares. Upon surrender to the corporation or the transfer agent of the corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, a new certificate shall be issued to the person entitled thereto, and the old certificate cancelled and the transaction recorded upon the books of the corporation.

ARTICLE VII
INDEMNIFICATION

SECTION 1. (a) The corporation shall indemnify, subject to the requirements of subsection (d) of this Section, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reason-able cause to believe his conduct was unlawful. The termi-nation of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

(b) The corporation shall indemnify, subject to the requirements of subsection (d) of this Section, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circum-stances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery of the State of Delaware or such other court shall deem proper.

(c) To the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b) of this Section, or in defense of any claim, issue or matter therein, the corporation shall indemnify him against expenses (including attorneys’ fees) actually and reason-ably incurred by him in connection therewith.

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(d) Any indemnification under subsections (a) and (b) of this Section (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections (a) and (b) of this Section. Such determination shall be made (1) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders.

(e) Expenses (including attorney’s fees) incurred by a director, officer, employee or agent in defending a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Section. Such expenses (including attorney’s fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the board of directors deems appropriate.

(f) The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this Section shall not limit the corporation from providing any other indemnification or advancement of expenses permitted by law nor shall they be deemed exclusive of any other rights to which a person seeking indemnifica-tion or advancement of expenses may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

(g) The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Section.

(h) For the purposes of this Section, references to “the corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Section with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

(i) For purposes of this Section, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to any employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this Section.

(j) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section shall, unless otherwise provided when authorized or ratified by the board of directors, continue as to a person who has ceased to be a director, officer, employee or agent of the corporation and shall inure to the benefit of the heirs executors and administrators of such a person.

ARTICLE VIII
GENERAL PROVISIONS

SECTION 1. Checks. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.

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SECTION 2. Fiscal Year. The fiscal year of the corporation shall be determined, and may be changed, by resolution of the board of directors.

SECTION 3. Seal. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the words “Corporate Seal, Delaware.” The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.

ARTICLE IX
AMENDMENTS

SECTION 1. These by-laws may be altered, amended, supplemented or repealed or new by-laws may be adopted (a) at any regular or special meeting of stockholders at which a quorum is present or represented, by the affirmative vote of the holders of two-thirds of the shares entitled to vote, provided notice of the proposed alteration, amendment or repeal be contained in the notice of such meeting, or (b) by a resolution adopted by the board of directors at any regular or special meeting of the board. The stockholders shall have authority to change or repeal any by-laws adopted by the directors.

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APPENDIX D

AGREEMENT AND PLAN OF MERGER
a21, INC. (TEXAS) AND a21, INC. (DELAWARE)

THIS AGREEMENT AND PLAN OF MERGER (the “Agreement”) dated as of July 7, 2006, is made and entered into by and between a21, Inc., a Texas corporation (“a21-Texas”), and a21, Inc., a Delaware corporation (“a21-Delaware”), which corporations are sometimes referred to herein as the “Constituent Corporations.”

WITNESSETH

WHEREAS, a21-Texas is a corporation organized and existing under the laws of the State of Texas; and

WHEREAS, a21-Delaware is a wholly-owned subsidiary corporation of a21-Texas; and

WHEREAS, the respective Boards of Directors of a21-Texas and a21-Delaware have determined that it is desirable to merge a21-Texas with and into a21-Delaware (the “Merger”); and

WHEREAS, the parties intend by this Agreement to effect a reorganization under Section 368 of the Internal Revenue Code of 1986, as amended;

NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that a21-Texas shall be merged with and into a21-Delaware upon the terms and conditions set forth below.

ARTICLE I
MERGER

On the effective date of the Merger (the “Effective Date”) as provided herein, a21-Texas shall be merged with and into a21-Delaware, the separate existence of a21-Texas shall cease and a21-Delaware (hereinafter sometimes referred to as the “Surviving Corporation”) shall continue to exist under the name of a21, Inc. by virtue of, and shall be governed by, the laws of the State of Delaware. The address of the registered office of the Surviving Corporation in the State of Delaware will be 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808.

ARTICLE II
CERTIFICATE OF INCORPORATION OF SURVIVING CORPORATION

The name of the Surviving Corporation shall be “a21, Inc.” The Certificate of Incorporation of the Surviving Corporation as in effect on the date hereof shall be the Certificate of Incorporation of a21-Delaware (the “Delaware Charter”) without change unless and until amended in accordance with applicable law.

ARTICLE III
BYLAWS OF THE SURVIVING CORPORATION

The Bylaws of the Surviving Corporation as in effect on the date hereof shall be the Bylaws of a21-Delaware (the “Delaware Bylaws”) without change unless and until amended in accordance with applicable law.

ARTICLE IV
EFFECT OF MERGER ON STOCK OF CONSTITUENT CORPORATIONS

4.1. On the Effective Date, each outstanding share of common stock of a21-Texas, par value $0.001 per share (the “Common Stock”), shall be converted into one share of a21-Delaware common stock, par value $0.001 per share (the “Delaware Common Stock”), and each outstanding share of Delaware Common Stock held by a21-Texas shall be retired and canceled. The shares of Delaware Common Stock shall be identical to the shares of Common Stock in all other aspects.

4.2. On the Effective Date, each share of Common Stock held in a21-Texas’ treasury shall be converted into one treasury share of a21-Delaware Common Stock.

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4.3. All options and rights to acquire the Common Stock under all outstanding options, warrants or rights outstanding on the Effective Date will automatically be converted into equivalent options and other rights to purchase the same number of shares of Delaware Common Stock.

4.4. After the Effective Date, certificates representing shares of the Common Stock will represent shares of Delaware Common Stock and upon surrender of the same to the transfer agent for a21-Delaware, the holder thereof shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of Delaware Common Stock into which such shares of Common Stock shall have been converted pursuant to Article 4.1 of this Agreement.

ARTICLE V
CORPORATE EXISTENCE, POWERS AND LIABILITIES
OF THE SURVIVING CORPORATION

5.1. On the Effective Date, the separate existence of a21-Texas shall cease. a21-Texas shall be merged with and into a21-Delaware, the Surviving Corporation, in accordance with the provisions of this Agreement. Thereafter,
a21-Delaware shall possess all the rights, privileges, powers and franchises of a public as well as of a private nature, and shall be subject to all the restrictions, disabilities and duties of each of the parties to this Agreement; all singular rights, privileges, powers and franchises of a21-Texas and a21-Delaware, and all property, real, personal and mixed and all debts due to each of them on whatever account, shall be vested in a21-Delaware; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of a21-Delaware, the Surviving Corporation, as they were of the respective constituent entities, and the title to any real estate, whether by deed or otherwise, vested in a21-Texas and a21-Delaware, or either of them, shall not revert or be in any way impaired by reason of the Merger, but all rights of creditors and all liens upon the property of the parties hereto, shall be preserved unimpaired, and all debts, liabilities and duties of a21-Texas, shall thenceforth attach to a21-Delaware, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

5.2. a21-Texas agrees that it will execute and deliver, or cause to be executed and delivered, all such deeds and other instruments and will take or cause to be taken such further or other action as the Surviving Corporation may deem necessary in order to vest in and confirm to the Surviving Corporation title to and possession of all the property, rights, privileges, immunities, powers, purposes and franchises, and all and every other interest of
a21-Texas and otherwise to carry out the intent and purposes of this Agreement.

ARTICLE VI
OFFICERS AND DIRECTORS OF SURVIVING CORPORATION

6.1. Upon the Effective Date, the officers and directors of a21-Texas shall become the officers and directors of a21-Delaware, and such persons shall hold office in accordance with the charter documents of the Surviving Corporation until their respective successors shall have been appointed or elected, and, in case of directors, in the respective classes to which such directors are assigned.

6.2. If upon the Effective Date, a vacancy shall exist in the Board of Directors of the Surviving Corporation, such vacancy may be filled in the manner provided by the charter documents of the Surviving Corporation.

ARTICLE VII
APPROVAL BY SHAREHOLDERS, EFFECTIVE DATE,
CONDUCT OF BUSINESS PRIOR TO EFFECTIVE DATE

7.1. Soon after the approval of this Agreement by the requisite number of shareholders of a21-Texas, the respective Boards of Directors of a21-Texas and a21-Delaware will cause their duly authorized officers to make and execute Articles of Merger and a Certificate of Merger or other applicable certificates or documentation effecting this Agreement and shall cause the same to be filed with the Secretaries of State of the States of Texas and Delaware, respectively, in accordance with the Texas Business Corporation Act (the “TBCA”) and the Delaware General Corporation Law (the “DGCL”). The Effective Date shall be the date on which the Merger becomes effective under the TBCA or the date on which the Merger becomes effective under the DGCL, whichever occurs later.

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7.2. The Boards of Directors of a21-Texas and a21-Delaware may amend this Agreement and the Delaware Charter at any time prior to the Effective Date, provided that an amendment made subsequent to the approval of the Merger by the shareholders of a21-Texas may not (i) change the assessment or type of shares to be received in exchange for or on conversion of the shares of the Common Stock; or (ii) change any term of the terms and conditions of this Agreement if such change would adversely affect the holders of the Common Stock.

ARTICLE VIII
TERMINATION OF MERGER

This Agreement may be terminated and the Merger abandoned at any time prior to the Effective Date, whether before or after shareholder approval of this Agreement, by the consent of the Board of Directors of a21-Texas and a21-Delaware.

ARTICLE IX
MISCELLANEOUS

9.1. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, except to the extent the laws of the State of Delaware are required to be applied.

9.2. Agreement. An executed copy of this Agreement will be on file at the principal place of business of the Surviving Corporation at 7660 Centurion Parkway, Jacksonville, Florida 32256, and, upon request and without cost, a copy thereof will be furnished to any shareholder.

9.3. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

a21, INC., a Texas corporation

By:	/s/ Albert H. Pleus
Name: Albert H. Pleus
Title: Chief Executive Officer

a21, INC., a Delaware corporation

By:	/s/ Albert H. Pleus
Name: Albert H. Pleus
Title: President, Secretary and Treasurer

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APPENDIX E

COMPARISON OF RIGHTS OF STOCKHOLDERS

Some of the material differences between the Texas and Delaware corporation laws (the “TBCA” and the “DGCL,” respectively), as well as material differences between the Articles of Incorporation and Bylaws of a21, Inc.-Texas (“a21-Texas”) and the Certificate of Incorporation and Bylaws of a21, Inc.-Delaware (“a21-Delaware”), are described below. The following description is a summary only and does not purport to be a complete description of all differences.

In addition, please note that the TBCA will expire on January 1, 2010, and will be replaced by the Texas Business Organizations Code, which took effect January 1, 2006. All new corporations incorporated in Texas after January 1, 2006 will be incorporated under the Business Organizations Code, but corporations existing as of December 31, 2005 may continue to operate under the TBCA until January 1, 2010. The below discussion is based on the TBCA since a21-Texas was incorporated prior to January 1, 2006.

AUTHORIZED CAPITALIZATION

a21-Texas

The total number of shares of all classes of capital stock that a21-Texas is authorized to issue is 100,100,000 of which (a) 100,000,000 shares is designated Common Stock, par value $0.001 per share, and (b) 100,000 shares is designated Preferred Stock, par value $0.001 per share.

Shares of the Preferred Stock may be issued from time to time in one or more series, the shares of each series to have such designations, preferences, limitations, and relative rights, including voting rights, as shall be stated and expressed therein or in a resolution or resolutions providing for the issue of such series adopted by the Board of Directors of a21-Texas.

a21-Delaware

The total number of shares of all classes of capital stock that a21-Delaware is authorized to issue is 200,100,000, of which 200,000,000 shares shall be Common Stock of the par value of $.001 per share, and 100,000 shares shall be Preferred Stock of the par value of $.001 per share.

The Board of Directors is expressly granted authority to issue shares of the Preferred Stock, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series and as may be permitted by the DGCL

VOTE REQUIRED FOR MERGERS AND SIMILAR FUNDAMENTAL CORPORATE TRANSACTIONS

a21-Texas

Pursuant to the TBCA, the affirmative vote of the holders of at least two-thirds of the shares entitled to vote, including, if required, by separate class, is required for a merger, consolidation, share exchange or dissolution. A company’s articles of incorporation may, however, provide that such actions of the shareholders shall be by the affirmative vote of the holders of a specified portion, but not less than a majority of the shares (or of any class or series) entitled to vote on the matter, rather than the two-thirds of the outstanding shares (or of any class or series) of the company otherwise required by the TBCA. The articles of incorporation of a21-Texas includes a provision which requires the affirmative vote of the holders of a majority of the outstanding shares entitled to vote.

a21-Delaware

Pursuant to the DGCL, the affirmative vote of the holders of a majority of the shares entitled to vote, including, if required, by separate class, is required for a merger, consolidation or dissolution. The DGCL does not contain any share exchange provision.

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APPLICABLE STATE TAKEOVER LAWS

a21-Texas

The TBCA generally prohibits significant business transactions, including mergers, with a holder of 20% or more of a public corporation’s stock for a period of three years after such holder exceeds such ownership level, unless:

•

the board approves either the transaction in question or the acquisition of shares by the affiliated shareholder prior to the affiliated shareholder’s share acquisition date; or

•

the transaction is approved by the holders of at least two-thirds of the corporation’s shares entitled to vote thereon, excluding the shares held by the shareholder in question, at a meeting of shareholders not less than six months after the affiliated shareholder’s share acquisition date.

a21-Delaware

The DGCL generally prohibits significant business transactions, including mergers, with a holder of 15% or more of a public corporation’s stock for a period of three years after such holder exceeds such ownership level, unless:

•

the board approves either the transaction in question or the acquisition of shares by the interested stockholder prior to the time the stockholder becomes an interested stockholder based on its direct or indirect ownership of 15% of the corporation’s stock; or

•

when the interest stockholder exceeds the 15% threshold, it acquires at least 85% of the outstanding shares not held by certain affiliates, such as pursuant to a tender offer; or

•

the transaction is approved by the board of directors and the holders of at least two-thirds of the corporation’s shares entitled to vote thereon, excluding the shares held by the interested stockholder, at a meeting of stockholders. The DGCL does not require that this vote occur within six month’s of the interested stockholder’s share acquisition date.

VOTE REQUIRED FOR SALE OF ALL OR SUBSTANTIALLY ALL OF THE CORPORATE ASSETS

a21-Texas

The TBCA generally requires the affirmative vote of the holders of at least two-thirds of the shares entitled to vote, including, if required, by separate class, if the transaction is not in the “usual and regular course of business.” A company’s articles of incorporation, however, may provide that the such actions of the shareholders shall be the affirmative vote of the holders of a specified portion, but not less than a majority of the shares (or of any class or series) entitled to vote on the matter, rather than the two-thirds of the outstanding shares (or of any class or series) of the company otherwise required by the TBCA. The articles of incorporation of a21-Texas includes a provision which requires affirmative vote of the holders of a majority of the outstanding shares entitled to vote for a sale of all or substantially all the assets of a corporation to be approved.

Under the TBCA, a transaction is deemed to be in the “usual and regular course of business” if the corporation continues to engage in one or more businesses after the transaction or applies a portion of the sale proceeds to the conduct of its business.

a21-Delaware

The DGCL requires approval by the holders of a majority of the corporation’s outstanding stock for such transactions.

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APPRAISAL RIGHTS

a21-Texas

Shareholders of a Texas corporation generally have dissenter’s rights in connection with significant business transactions requiring shareholder approval, including mergers. However, a shareholder of a Texas corporation has no appraisal rights with respect to any plan of merger pursuant to which there is a single surviving or new domestic or foreign corporation, or with respect to any plan of exchange, if:

•

the shares held by the shareholder are part of a class of shares listed on a national securities exchange, listed on the Nasdaq National Market or held of record by not less than 2,000 holders,

•

the shareholder is not required to accept for his shares any consideration that is different than the consideration to be received by other holders of the same class or series of shares held by such shareholder, and

•

the shareholder is not required to accept any consideration other than shares of a corporation which satisfy the requirements of the first bullet point above and cash in lieu of fractional shares.

a21-Delaware

Stockholders of a Delaware corporation generally have no appraisal rights in the event of a merger or consolidation of a corporation if the stock of the Delaware corporation is listed on a national securities exchange or the Nasdaq National Market, or such stock is held of record by more than 2,000 shareholders, or in the case of a merger for which stockholder approval is not required by statute, in each case, unless they are required to accept for their stock anything other than:

•

shares of stock of the surviving corporation (or depositary receipts in respect thereof), or shares of stock or depositary receipts of any other corporation whose shares or depository receipts will satisfy the listing or ownership requirements described above, and

•

cash in lieu of fractional shares.

CHARTER AMENDMENTS

a21-Texas

In accordance with the TBCA, charter amendments generally require board approval and the affirmative vote of the holders of two-thirds of the outstanding shares entitled to vote and, in some circumstances, a similar vote of each affected class of shares. A company’s articles of incorporation, however, may provide that the such actions of the shareholders shall be the affirmative vote of the holders of a specified portion, but not less than a majority of the shares (or of any class or series) entitled to vote on the matter, rather than the two-thirds of the outstanding shares (or of any class or series) of the company otherwise required by the TBCA. The articles of incorporation of
a21-Texas includes a provision which requires the affirmative vote of the holders of a majority of the outstanding shares entitled to vote.

a21-Delaware

The DGCL generally requires board approval and the affirmative vote of the holders of a majority of the outstanding stock entitled to vote and, in some circumstances, a similar vote of each affected class of stock.

AMENDMENTS TO BYLAWS

a21-Texas

The TBCA provides that a corporation’s board of directors and shareholders may amend the corporation’s bylaws, unless otherwise provided in the corporation’s articles of incorporation or bylaws. The bylaws of a21-Texas provide that the power to amend or repeal bylaws or to adopt new bylaws is vested in the board of directors, but is subject to the right of the shareholders to amend or repeal bylaws or to adopt new bylaws.

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a21-Delaware

The DGCL provides that stockholders have the power to amend a corporation’s by-laws, unless a corporation confers this power to its directors. a21-Delaware’s by-laws provide that bylaw amendments may be made by the board of directors without the consent or vote of the stockholders or by the stockholders with the affirmative vote of holders of two-thirds of the outstanding shares entitled to vote.

ACTION WITHOUT A MEETING

a21-Texas

Under the TBCA and the a21-Texas charter, any action required to be taken at an annual or special meeting of shareholders may be taken without a meeting but only if a written consent signed by the holders of such number of shares as would be required to approve the proposal if the holders of all the shares entitled to vote on such matter were present at a meeting of the stockholders is presented to the corporation.

a21-Delaware

Under the DGCL any action required to be taken at an annual or special meeting of shareholders may be taken without a meeting but only if a written consent signed by the holders of such number of shares as would be required to approve the proposal if the holders of all the shares entitled to vote on such matter were present at a meeting of the stockholders is presented to the corporation.

ABILITY TO CALL SPECIAL MEETINGS

a21-Texas

Consistent with the TBCA, the bylaws of a21-Texas permit the holders of at least ten percent of shares entitled to vote to call a special meeting of shareholders.

a21-Delaware

As permitted by the DGCL, a21-Delaware’s charter and bylaws do not authorize stockholders to call special meetings.

CLASS VOTING

a21-Texas

Under the TBCA, class voting is required in connection with certain amendments of a corporation’s charter, a merger or consolidation requiring shareholder approval (if the plan of merger or consolidation contains any provision which, if contained in a charter amendment, would require class voting) and certain sales of all or substantially all of the corporation’s assets.

a21-Delaware

Under the DGCL, class voting is not required in connection with such matters, except in the case of a charter amendment which increases or decreases the authorized shares or par value of the share of a class or adversely affects a class of shares.

REMOVAL OF DIRECTORS

a21-Texas

As permitted by the TBCA, the bylaws of a21-Texas provide that directors may be removed with or without cause by the vote of a majority of the shares entitled to vote thereon.

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a21-Delaware

Under the DGCL, a majority of stockholders may remove a director with or without cause except: (i) if the board of directors of a Delaware corporation is classified (i.e., elected for staggered terms), in which case a director may only be removed for cause, unless the corporation’s certificate of incorporation provides otherwise; and (ii) in the case of a corporation which possesses cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire board of directors, or, if there be classes of directors, at an election of the class of directors of which he is a part.

INSPECTION OF BOOKS AND RECORDS

a21-Texas

The TBCA provides that a person who has been a stockholder for six months immediately preceding his demand, or is the holder of at least 5% of all the outstanding shares of the corporation may inspect a corporation’s books and records for proper purposes.

a21-Delaware

The DGCL provides that any stockholder may examine the list of stockholders of a corporation and, upon written demand, may inspect any other corporate books and records for proper purposes.

INDEMNIFICATION

a21-Texas

Under Texas law, a corporation is permitted to provide indemnification or advancement of expenses, by articles of incorporation or bylaw provision, resolution of the shareholders or directors, agreement, or otherwise, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by the person in connection with the proceedings. However, if the person is found liable to the corporation, or if the person is found liable on the basis he received an improper personal benefit, indemnification under Texas law is limited to the reimbursement of reasonable expenses and no indemnification will be available if the person is found liable for willful or intentional misconduct.

As permitted by the TBCA, a21-Texas has agreed to limit the liability of its directors and indemnify its directors and officers, in each case, to the fullest extent permitted by Texas law.

a21-Delaware

Delaware law permits a corporation to indemnify directors, officers, employees, or agents against judgments, fines, amounts paid in settlement, and reasonable costs, expenses and counsel fees paid or incurred in connection with any proceeding, other than an action by or in the right of the corporation, to which such director, officer, employee or agent may be a party, provided such a director, officer employee or agent shall have acted in good faith and shall have reasonably believed (a) in the case of a civil proceeding, that his conduct was in or not opposed to the best interests of the corporation, or (b) in the case of a criminal proceeding, that he had no reasonable cause to believe his conduct was unlawful. In connection with an action by or in the right of the corporation against a director, officer, employee or agent, the corporation has the power to indemnify such director, officer, employee or agent for reasonable expenses incurred in connection with such suit (a) if such person acted in good faith and in a manner not opposed to the best interests of the corporation, and (b) if found liable to the corporation, only if ordered by a court of law. Section 145 of the DGCL provides that such section is not exclusive of any other indemnification rights which may be granted by a corporation to its directors, officers, employees or agents.

As permitted by the DGCL, a21-Delaware has agreed to limit the liability of its directors and indemnify its directors and officers, in each case, to the fullest extent permitted by Delaware law.

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APPENDIX F

Art. 5.11. Rights of Dissenting Shareholders in the Event of Certain Corporate Actions

A. Any shareholder of a domestic corporation shall have the right to dissent from any of the following corporate actions:

(1) Any plan of merger to which the corporation is a party if shareholder approval is required by Article 5.03 or 5.16 of this Act and the shareholder holds shares of a class or series that was entitled to vote thereon as a class or otherwise;

(2) Any sale, lease, exchange or other disposition (not including any pledge, mortgage, deed of trust or trust indenture unless otherwise provided in the articles of incorporation) of all, or substantially all, the property and assets, with or without good will, of a corporation if special authorization of the shareholders is required by this Act and the shareholders hold shares of a class or series that was entitled to vote thereon as a class or otherwise;

(3) Any plan of exchange pursuant to Article 5.02 of this Act in which the shares of the corporation of the class or series held by the shareholder are to be acquired.

B. Notwithstanding the provisions of Section A of this Article, a shareholder shall not have the right to dissent from any plan of merger in which there is a single surviving or new domestic or foreign corporation, or from any plan of exchange, if:

(1) the shares, or depository receipts in respect of the shares, held by the shareholder are part of a class or series, shares, or depository receipts in respect of the shares, of which are on the record date fixed to determine the shareholders entitled to vote on the plan of merger or plan of exchange:

(a) listed on a national securities exchange;

(b) listed on the Nasdaq Stock Market (or successor quotation system) or designated as a national market security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or successor entity; or

(c) held of record by not less than 2,000 holders;

(2) the shareholder is not required by the terms of the plan of merger or plan of exchange to accept for the shareholder’s shares any consideration that is different than the consideration (other than cash in lieu of fractional shares that the shareholder would otherwise be entitled to receive) to be provided to any other holder of shares of the same class or series of shares held by such shareholder; and

(3) the shareholder is not required by the terms of the plan of merger or the plan of exchange to accept for the shareholder’s shares any consideration other than:

(a) shares, or depository receipts in respect of the shares, of a domestic or foreign corporation that, immediately after the effective time of the merger or exchange, will be part of a class or series, shares, or depository receipts in respect of the shares, of which are:

(i) listed, or authorized for listing upon official notice of issuance, on a national securities exchange;

(ii) approved for quotation as a national market security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or successor entity; or

(iii) held of record by not less than 2,000 holders;

(b) cash in lieu of fractional shares otherwise entitled to be received; or

(c) any combination of the securities and cash described in Subdivisions (a) and (b) of this subsection.

Art. 5.12. Procedure for Dissent by Shareholders as to Said Corporate Actions

A. Any shareholder of any domestic corporation who has the right to dissent from any of the corporate actions referred to in Article 5.11 of this Act may exercise that right to dissent only by complying with the following procedures:

(1)(a) With respect to proposed corporate action that is submitted to a vote of shareholders at a meeting, the shareholder shall file with the corporation, prior to the meeting, a written objection to the action, setting out that the shareholder’s right to dissent will be exercised if the action is effective and giving the shareholder’s address, to which notice thereof shall be delivered or mailed in that event. If the action is effected and the shareholder shall not have voted in favor of the action, the corporation, in the case of action other than a merger, or the surviving or new corporation (foreign or domestic) or other entity that is liable to discharge the shareholder’s right of dissent, in the case of a merger, shall, within ten (10) days after the action is effected, deliver or mail to the shareholder written notice that the action has been effected, and the shareholder may, within ten (10) days from the delivery or mailing of the notice, make written demand on the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, for payment of the fair value of the shareholder’s shares. The fair value of the shares shall be the value thereof as of the day immediately preceding the meeting, excluding any appreciation or depreciation in anticipation of the proposed action. The demand shall state the number and class of the shares owned by the shareholder and the fair value of the shares as estimated by the shareholder. Any shareholder failing to make demand within the ten (10) day period shall be bound by the action.

(b) With respect to proposed corporate action that is approved pursuant to Section A of Article 9.10 of this Act, the corporation, in the case of action other than a merger, and the surviving or new corporation (foreign or domestic) or other entity that is liable to discharge the shareholder’s right of dissent, in the case of a merger, shall, within ten (10) days after the date the action is effected, mail to each shareholder of record as of the effective date of the action notice of the fact and date of the action and that the shareholder may exercise the shareholder’s right to dissent from the action. The notice shall be accompanied by a copy of this Article and any articles or documents filed by the corporation with the Secretary of State to effect the action. If the shareholder shall not have consented to the taking of the action, the shareholder may, within twenty (20) days after the mailing of the notice, make written demand on the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, for payment of the fair value of the shareholder’s shares. The fair value of the shares shall be the value thereof as of the date the written consent authorizing the action was delivered to the corporation pursuant to Section A of Article 9.10 of this Act, excluding any appreciation or depreciation in anticipation of the action. The demand shall state the number and class of shares owned by the dissenting shareholder and the fair value of the shares as estimated by the shareholder. Any shareholder failing to make demand within the twenty (20) day period shall be bound by the action.

(2) Within twenty (20) days after receipt by the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, of a demand for payment made by a dissenting shareholder in accordance with Subsection (1) of this Section, the corporation (foreign or domestic) or other entity shall deliver or mail to the shareholder a written notice that shall either set out that the corporation (foreign or domestic) or other entity accepts the amount claimed in the demand and agrees to pay that amount within ninety (90) days after the date on which the action was effected, and, in the case of shares represented by certificates, upon the surrender of the certificates duly endorsed, or shall contain an estimate by the corporation (foreign or domestic) or other entity of the fair value of the shares, together with an offer to pay the amount of that estimate within ninety (90) days after the date on which the action was effected, upon receipt of notice within sixty (60) days after that date from the shareholder that the shareholder agrees to accept that amount and, in the case of shares represented by certificates, upon the surrender of the certificates duly endorsed.

(3) If, within sixty (60) days after the date on which the corporate action was effected, the value of the shares is agreed upon between the shareholder and the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, payment for the shares shall be made within ninety (90) days after the date on which the action was effected and, in the case of shares represented by certificates, upon surrender of the certificates duly endorsed. Upon payment of the agreed value, the shareholder shall cease to have any interest in the shares or in the corporation.

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B. If, within the period of sixty (60) days after the date on which the corporate action was effected, the shareholder and the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, do not so agree, then the shareholder or the corporation (foreign or domestic) or other entity may, within sixty (60) days after the expiration of the sixty (60) day period, file a petition in any court of competent jurisdiction in the county in which the principal office of the domestic corporation is located, asking for a finding and determination of the fair value of the shareholder’s shares. Upon the filing of any such petition by the shareholder, service of a copy thereof shall be made upon the corporation (foreign or domestic) or other entity, which shall, within ten (10) days after service, file in the office of the clerk of the court in which the petition was filed a list containing the names and addresses of all shareholders of the domestic corporation who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the corporation (foreign or domestic) or other entity. If the petition shall be filed by the corporation (foreign or domestic) or other entity, the petition shall be accompanied by such a list. The clerk of the court shall give notice of the time and place fixed for the hearing of the petition by registered mail to the corporation (foreign or domestic) or other entity and to the shareholders named on the list at the addresses therein stated. The forms of the notices by mail shall be approved by the court. All shareholders thus notified and the corporation (foreign or domestic) or other entity shall thereafter be bound by the final judgment of the court.

C. After the hearing of the petition, the court shall determine the shareholders who have complied with the provisions of this Article and have become entitled to the valuation of and payment for their shares, and shall appoint one or more qualified appraisers to determine that value. The appraisers shall have power to examine any of the books and records of the corporation the shares of which they are charged with the duty of valuing, and they shall make a determination of the fair value of the shares upon such investigation as to them may seem proper. The appraisers shall also afford a reasonable opportunity to the parties interested to submit to them pertinent evidence as to the value of the shares. The appraisers shall also have such power and authority as may be conferred on Masters in Chancery by the Rules of Civil Procedure or by the order of their appointment.

D. The appraisers shall determine the fair value of the shares of the shareholders adjudged by the court to be entitled to payment for their shares and shall file their report of that value in the office of the clerk of the court. Notice of the filing of the report shall be given by the clerk to the parties in interest. The report shall be subject to exceptions to be heard before the court both upon the law and the facts. The court shall by its judgment determine the fair value of the shares of the shareholders entitled to payment for their shares and shall direct the payment of that value by the existing, surviving, or new corporation (foreign or domestic) or other entity, together with interest thereon, beginning 91 days after the date on which the applicable corporate action from which the shareholder elected to dissent was effected to the date of such judgment, to the shareholders entitled to payment. The judgment shall be payable to the holders of uncertificated shares immediately but to the holders of shares represented by certificates only upon, and simultaneously with, the surrender to the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, of duly endorsed certificates for those shares. Upon payment of the judgment, the dissenting shareholders shall cease to have any interest in those shares or in the corporation. The court shall allow the appraisers a reasonable fee as court costs, and all court costs shall be allotted between the parties in the manner that the court determines to be fair and equitable.

E. Shares acquired by the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, pursuant to the payment of the agreed value of the shares or pursuant to payment of the judgment entered for the value of the shares, as in this Article provided, shall, in the case of a merger, be treated as provided in the plan of merger and, in all other cases, may be held and disposed of by the corporation as in the case of other treasury shares.

F. The provisions of this Article shall not apply to a merger if, on the date of the filing of the articles of merger, the surviving corporation is the owner of all the outstanding shares of the other corporations, domestic or foreign, that are parties to the merger.

G. In the absence of fraud in the transaction, the remedy provided by this Article to a shareholder objecting to any corporate action referred to in Article 5.11 of this Act is the exclusive remedy for the recovery of the value of his shares or money damages to the shareholder with respect to the action. If the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, complies with the requirements of this Article, any shareholder who fails to comply with the requirements of this Article shall not be entitled to bring suit for the recovery of the value of his shares or money damages to the shareholder with respect to the action.

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Art. 5.13. Provisions Affecting Remedies of Dissenting Shareholders

A. Any shareholder who has demanded payment for his shares in accordance with either Article 5.12 or 5.16 of this Act shall not thereafter be entitled to vote or exercise any other rights of a shareholder except the right to receive payment for his shares pursuant to the provisions of those articles and the right to maintain an appropriate action to obtain relief on the ground that the corporate action would be or was fraudulent, and the respective shares for which payment has been demanded shall not thereafter be considered outstanding for the purposes of any subsequent vote of shareholders.

B. Upon receiving a demand for payment from any dissenting shareholder, the corporation shall make an appropriate notation thereof in its shareholder records. Within twenty (20) days after demanding payment for his shares in accordance with either Article 5.12 or 5.16 of this Act, each holder of certificates representing shares so demanding payment shall submit such certificates to the corporation for notation thereon that such demand has been made. The failure of holders of certificated shares to do so shall, at the option of the corporation, terminate such shareholder’s rights under Articles 5.12 and 5.16 of this Act unless a court of competent jurisdiction for good and sufficient cause shown shall otherwise direct. If uncertificated shares for which payment has been demanded or shares represented by a certificate on which notation has been so made shall be transferred, any new certificate issued therefor shall bear similar notation together with the name of the original dissenting holder of such shares and a transferee of such shares shall acquire by such transfer no rights in the corporation other than those which the original dissenting shareholder had after making demand for payment of the fair value thereof.

C. Any shareholder who has demanded payment for his shares in accordance with either Article 5.12 or 5.16 of this Act may withdraw such demand at any time before payment for his shares or before any petition has been filed pursuant to Article 5.12 or 5.16 of this Act asking for a finding and determination of the fair value of such shares, but no such demand may be withdrawn after such payment has been made or, unless the corporation shall consent thereto, after any such petition has been filed. If, however, such demand shall be withdrawn as hereinbefore provided, or if pursuant to Section B of this Article the corporation shall terminate the shareholder’s rights under Article 5.12 or 5.16 of this Act, as the case may be, or if no petition asking for a finding and determination of fair value of such shares by a court shall have been filed within the time provided in Article 5.12 or 5.16 of this Act, as the case may be, or if after the hearing of a petition filed pursuant to Article 5.12 or 5.16, the court shall determine that such shareholder is not entitled to the relief provided by those articles, then, in any such case, such shareholder and all persons claiming under him shall be conclusively presumed to have approved and ratified the corporate action from which he dissented and shall be bound thereby, the right of such shareholder to be paid the fair value of his shares shall cease, and his status as a shareholder shall be restored without prejudice to any corporate proceedings which may have been taken during the interim, and such shareholder shall be entitled to receive any dividends or other distributions made to shareholders in the interim.

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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 10-KSB/A

______________

☒      ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended: December 31, 2005

OR

☐       TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from _______ to ________

Commission file no.: 000-51285

______________

a21, INC.

(Name of Small Business Issuer in Its Charter)

______________

Texas	74-2896910
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

7660 Centurion Parkway,
Jacksonville, Florida 32256
(Principal Executive Office)

Issuer’s Telephone Number, Including Area Code: 904-565-0066

——————

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act: Common Stock

Check whether the issuer is not required to file reports pursuant to Section 13 or 15(d) of the Exchange Act. ☐

Check whether the Issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒   No ☐

Check if disclosure of delinquent filers in response to Item 405 of Regulation S-B is not contained in this form, and no disclosure will be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in
Part III of this Form 10-KSB/A or any amendment to this Form 10-KSB/A. ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12G-2 of the Exchange Act). ☐

State issuer’s revenues for its most recent fiscal year: $9.6 million.

The aggregate market value of the voting and non-voting common equity held by non-affiliates was approximately $14,504,586, based on the closing price of the issuer’s common stock on March 27, 2006, as reported by the OTC Bulletin Board. As of March 27, 2006, 77,073,129 shares of the issuer’s common stock were outstanding.

Documents incorporated by reference: None.

Transitional Small Business Disclosure Format (check one): Yes ☐   No ☒

EXPLANATORY NOTE

a21, Inc. is filing this Amended Annual Report on Form 10-KSB/A for the year ended December 31, 2005 (this “Amended Report”) to amend and supercede the Annual Report on Form 10-KSB filed on April 17, 2006 (the “Original Report”). The original filing was inadvertently submitted for filing by a21’s edgar filing agent without a21’s permission. This Amended Report amends and supercedes the Original Report in its entirety.

PART I

Item 1. Description of Business

The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by or on behalf of a21, Inc. We may, from time to time, make written or oral statements that are “forward-looking,” including statements contained in this Annual Report on Form 10-KSB/A, the documents incorporated herein by reference, and other filings with the Securities and Exchange Commission. These statements are based on management’s current expectations, assumptions and projections about a21, Inc. and its industry and are made on the basis of management’s views as of the time the statements are made. All statements, analyses and other information contained in this report relative to trends in sales, gross margin, anticipated expense levels and liquidity and capital resources, as well as other statements including, but not limited to, words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “seek,” “intend” and other similar expressions, constitute forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks and uncertainties that are difficult to predict and that could cause our actual results to differ materially from our past performance and our current expectations, assumptions and projections. Differences may result from actions taken by the Company as well as from risks and uncertainties beyond the Company’s control. Potential risks and uncertainties include, among others, those set forth herein under “Factors that may Affect the Business,” as well as in Part II, Item 6. “Management’s Discussion and Analysis or Plan of Operation.” Except as required by law, the Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future developments or otherwise. Readers should carefully review the factors set forth in other reports or documents that the Company files from time to time with the Securities and Exchange Commission.

In this Annual Report on Form 10-KSB/A, “a21,” “the Company,” “we,” “us,” and “our” refer to a21, Inc. and its consolidated subsidiaries, unless the context otherwise dictates. The consolidated financial statements included herein include SuperStock, Inc. and Ingram Publishing Limited from their respective acquisition dates during 2004 and 2005.

General Development and Narrative Description of the Business

Overview

a21, Inc. was incorporated in the State of Texas in October 1998, under the name Saratoga Holdings I, Inc. In February 2004, we completed the acquisition of all of the voting common stock, representing 83% of the outstanding equity, of SuperStock, Inc. In October 2005, we completed the acquisition of all of the outstanding stock of Ingram Publishing Limited.

Through SuperStock, we aggregate visual content from photographers, photography agencies, archives, libraries and private collections and license the visual content to our customers. Our customer base consists of four major groups: creative (advertising and design agencies), editorial (publishing and media entities), corporate (in-house communications departments and outside corporate communications firms) and consumers (the general public). Our products are sold directly and through a global network of distributors in over 100 countries.

Ingram is a UK-based provider of subscription, CD-ROM and individual royalty free images as well as vector graphics and fonts, vehicle online templates, and print price guides for the worldwide graphics design, printing, sign making, advertising and publishing communities.

Background

Reverse Acquisition With Agence 21, Inc.

On April 18, 2002, Agence 21, Inc. entered into an exchange agreement with the Company, then named Saratoga Holdings I, Inc., and a21 Acquisition LLC, a wholly owned subsidiary of Saratoga.

On April 30, 2002, pursuant to the exchange agreement, the stockholders of Agence exchanged 26,236,000 shares (84.3%) of the common stock of Agence and 1,500,000 shares (100%) of preferred stock of Agence for the 9,245,000 shares of the Company’s common stock held by a21 Acquisition (representing 83.3% of the outstanding common stock of Saratoga). The minority stockholders of Agence hold 4,887,000 shares of common stock in Agence representing a 15.7% minority interest in the subsidiary, which the holders could have exchanged into

1,629,000 common shares of the Company prior to the expiration of the exchange agreement. 4,062,000 of the Nonexchanged Shares were issued to a founder upon formation of Agence. 825,000 of the Nonexchanged Shares were issued as consideration for services. Effective with the closing of the exchange, Saratoga changed its name to a21, Inc.

The exchange was accounted for as a reverse acquisition, since the former stockholders of Agence acquired a majority of the outstanding common stock of Saratoga. Accordingly, the combination of Agence and Saratoga was recorded as a recapitalization of Agence pursuant to which Agence is treated as the continuing entity for accounting purposes, and the historical financial statements are those of Agence. a21 Acquisition and Agence continue to operate as wholly and majority owned subsidiaries of the registrant. Agence has no operations, and is not likely to in the foreseeable future.

Acquisitions

SuperStock, Inc.

In February 2004, we completed the acquisition of all of the voting common stock, representing 83% of the outstanding equity, of SuperStock, Inc., a licensor of stock images to the advertising, media and publishing industries. SuperStock’s primary assets currently include approximately 1,000,000 images that it either owns or licenses from third parties, an approximately 73,000 square foot facility in Jacksonville, Florida (which we, through our SuperStock subsidiary, sold and leased back from the buyer), receivables from its customers and cash.

In consideration for the sale and purchase of the common stock of SuperStock, the sellers received 1,666,717 shares of non-voting participating preferred stock of SuperStock which is exchangeable into 5,000,151 shares of our common stock, $2.6 million in cash and a 14 month secured note in the amount of $1.6 million that initially pays an interest rate of LIBOR plus 1.9% per annum. In addition, we granted warrants to the sellers to purchase 160,000 shares of our common stock at $0.56 per share and issued to the sellers and their advisors 573,589 shares of our common stock for about $150,000 cash consideration. Final adjustments were made to the purchase price upon finalization of SuperStock’s closing balance sheet. We finalized a settlement relating to such final adjustments with the Sellers as of March 3, 2005, pursuant to which we agreed to pay $100,000 to the Sellers, in three installments. We made our first payment on signing the settlement agreement and issued a promissory note for the deferred portion bearing interest at the rate of five percent per annum beginning March 1, 2005 until paid in full. As part of the original purchase agreement, the sellers may also receive up to $1.5 million should SuperStock achieve certain revenue milestones during the four year period after closing, of which the payment for the first year ending
February 28, 2005 was approximately $201,000 and the second year ending February 28, 2006 is expected to be approximately $190,000. Such related payments made to-date or in the future are considered incremental purchase value and therefore charged as incremental goodwill.

In connection with the SuperStock Acquisition, we raised $5.3 million in equity and debt financing in addition to the $150,000 received as discussed above. Barron Partners, L.P. paid $3.0 million (net proceeds of $2.8 million), and $600,000 of liabilities owed by us to our executive officers and directors were converted on the same terms and conditions as Barron.

In addition, we obtained an additional $1.25 million of financing and issued a two-year convertible subordinated note, which was to accrue interest at 12% for the first six months, 13.5% for the next 12 months, and 15% for the last six months and which was convertible into shares of our common stock with a cap of $2.00 per share and, beginning in the thirteenth month, a floor of $0.90 per share. The holder of the note also received 937,500 callable warrants with exercise prices of $0.45, $0.90 and $1.35 per share of our common stock. The remaining $1.1 million of financing was in the form of unsecured debt, which accrues interest at 12% for up to 12 months and the holder of this note also received 945,000 callable warrants with an exercise price of $0.45 per share of our common stock. The unsecured debt is extendible on a month to month basis after one year upon the issuance of additional warrants.

On June 30, 2004, we completed the sale and leaseback of the land and approximately 73,000 square foot building in which our headquarters is located in Jacksonville, Florida. The facility was sold for $7.7 million and resulted in net proceeds of $7.5 million, of which $4.0 million was used to repay a bank note that was secured by a first mortgage on the facility and $1.6 million was used to repay other indebtedness. The building was leased back for a term of twenty years. The lease provides us with two five-year renewal options at specified payments.

Based on the terms of a subleasing arrangement, the sale and leaseback of the land and building does not qualify for sale recognition and has been accounted for as a financing transaction pursuant to SFAS No. 98, “Accounting for Leases”. Accordingly, the accompanying financial statements reflect the net proceeds from the sale of the land and building as a loan payable with an effective interest rate of 10.14% based on the payment terms of the lease. The land and building are included in property and equipment and are being depreciated on a straight-line basis over the twenty-year term of the lease.

In September 2004, we entered into an agreement to sublease 40,000 square feet of its 73,000 square foot Jacksonville, FL headquarters to Recruitmax Software, Inc., a human resources software company. Under the terms of the sublease agreement, Recruitmax will pay us $3.5 million over a six-year period. The sublease terminates on October 31, 2010, subject to Recruitmax’s renewal option.

In November 2004, in order to increase operating efficiency and reduce costs, we restructured management, management compensation, and certain of its operations which it outsourced if it did not consider them part of its core competence. We also made Thomas V. Butta, the Chief Executive Officer of SuperStock and our President.

Ingram Publishing Limited

On October 4, 2005, we completed a transaction pursuant to which we raised net proceeds of approximately $3.2 million. The transaction involved the sale to ten “accredited investors” by a significant stockholder of the Company of outstanding warrants to purchase 21,114,000 shares of our common stock. The exercise price with respect to such warrants to purchase 17,114,000 shares was reduced by us to $0.185 per share from a range of $0.20 and $1.35 per share commencing with the sale to the investors. The investors exercised the warrants at the reduced price. As part of this transaction, we repriced the remaining warrants to purchase 4,000,000 shares of our common stock. Pursuant to this change, the exercise price was a minimum of $0.25 per share, subject to adjustment based on, among other things, a five-day volume weighted average price and whether the shares underlying this warrant are eligible for resale pursuant to a registration statement under the Securities Act of 1933. As a result of the repricing of the warrants to purchase 21,114,000 shares of our common stock, we recorded a deemed dividend of approximately $219,000, increasing the net loss applicable to common stockholders. The warrants to purchase 4,000,000 shares of common stock were exercised in March 2006 at $0.30 per share.

On October 12, 2005, we completed the acquisition of all of the outstanding stock of Ingram Publishing Limited (“Ingram”) from its stockholders. Ingram is a UK-based provider of subscription, CD-ROM and individual royalty-free images as well as vector graphics and fonts, vehicle online templates, and print price guides for the worldwide graphics design, printing, sign making, advertising and publishing communities. Ingram’s primary assets include approximately 100,000 images that it licenses from third parties, receivables from its customers and cash.

In consideration for the outstanding stock of Ingram, the stockholders received $965,000 in cash, approximately $1.3 million of our preferred stock which is convertible into 2,896,000 shares of our common stock at a minimum price of $0.50 per share, and 3,620,000 shares of our common stock. In addition, we paid Ingram debt of $1.5 million, and paid transaction costs of approximately $530,000. Ingram had no other significant liabilities at closing other than normal accounts payable and accrued expenses. Our preferred stock issued in connection with the acquisition of Ingram was converted into 2,522,648 shares of our common stock on March 14, 2006.

In conjunction with the Ingram acquisition, we entered service agreements (equivalent to employment agreements) with the three principal managing directors of Ingram through April 2007. These agreements provide for annual base compensation of approximately $120,000 for each managing director and include provisions for non-competition.

Recent Developments

On February 16, 2006, an information statement was mailed or furnished to our stockholders in connection with the authorization and approval by a majority of our Board of Directors of the 2005 Stock Incentive Plan (“Stock Plan”) at a meeting held on March 10, 2005 and the subsequent adoption of such corporate action by written consent on February 9, 2006 of stockholders entitled to vote 65.51% of the aggregate outstanding shares of our common stock.

On March 6, 2006, we received $1.2 million in connection with the exercise of warrants to purchase four million shares of our common stock held by CRT Capital Group, LLC, one of our significant stockholders. In connection with the exercise of the warrants, we set the exercise price of the warrants to $0.30 per unregistered share, which is approximately 10% less than what the exercise price would have been pursuant to the terms of the warrants as amended in October 2005. This accommodation was granted by us in order to facilitate the transaction.

On March 14, 2006, we issued 2,522,648 shares of our common stock to the holders of our Series A Convertible Preferred Stock, which we originally issued in connection with the acquisition of Ingram on October 12, 2005. The Preferred Stock was converted into our common stock at a price per share of the common stock of $0.574, the average of the closing price of our common stock for the 20 trading day period ending on March 13, 2006.

Operations and Technology

Through our subsidiaries, SuperStock and Ingram, we aggregate visual content from photographers, photography agencies, archives, libraries and private collections, and make such visual content available to creative professionals at advertising and design agencies, publishing and media entities, in-house communication departments and outside corporate communications firms, small and home office businesses, and the general public.

Images are not sold: reproduction and usage rights are licensed. For SuperStock, such licenses fall into two main types—rights-managed and royalty-free. A rights-managed license is a limited license whereby the usage (for instance, a magazine advertisement or a billboard), term (either for one-time use or for a specified time) and venue (for instance, within the U.S. or Europe or globally) are fully defined. A royalty-free license is a misnomer that has been widely adopted in the industry. It is an unlimited license, whereby the image can be reused indefinitely for an unlimited time, as long as the license is not re-sold or transferred. For Ingram, image rights are licensed on a subscription basis typically ranging from one-month to twelve-month terms.

The Internet and digital imaging technology allows an image that has been digitized to be seen worldwide and be reproduced and distributed indefinitely, at little or no additional cost. This has created significant opportunities for us to streamline our operations and to realize the benefits of economies of scale. On our website, images can be found, licenses transacted and product delivered via downloads. Furthermore, our website is fully compatible with the latest versions of the most commonly and readily available web browsers, such as Internet Explorer® and Netscape®.

Acquisition and distribution of our products is primarily performed digitally. Independent photographers and/or vendors deliver images to use either in digital form or on film, which we then digitize using our in-house scanning facilities. The image files are uploaded onto our online storage facility and are assigned various file names and information. Finally, they are assigned various metadata such as keywords and subject codes, enabling the search engine to find and display the images to our customers.

We have a centralized and integrated technology platform as the foundation for our website and back-office systems. This platform enables our customers to search, select, license, transact payments and download our imagery. It also provides for centralized sales order, customer database, finance and accounting management systems. These systems cover many operational activities, from customer interaction and transaction processing, order fulfillment and invoicing, to photographer and vendor royalty reports and payments. Our technology platform is primarily owned and operated by SuperStock.

We upgrade our systems as the need and opportunity arises. We are dedicated to regularly upgrading our hardware and search engine to increase its speed and accuracy. We also routinely obtain additional online storage as our library of images continues to grow. Similarly, we continue to build new search and communication tools on our website in order to improve its functionality and user-friendliness. We use a combination of software developed in house and third party service providers to support our operations.

Products

Our images are available for delivery to our customers through online downloads or on CD-ROM and may be viewed on our website. Certain of those images may also be viewed on our distributors’ websites.

Customers typically search for images by using the search engine on our website. Given any number of input parameters, which include keywords, subject matter, product type and image number, the search engine returns the appropriate images for the customer to peruse and select. The search can then be refined or repeated with modified input parameters. An image search is usually an iterative process. Upon request and for no addition cost to the client, we make available the search capability of our in-house research team.

Pricing of Our Products

For SuperStock, pricing for each customer group varies depending upon product type, with rights-managed images generally selling at a higher price point than royalty-free images. Pricing of rights-managed licenses is determined by a number of factors. These factors are selected by our customers to suit their specific needs. Pricing for images procured through a rights-managed license currently range from approximately $300 for a quarter page editorial inside a magazine to over $10,000 for use in a major print advertising campaign. Pricing for images procured through a royalty-free license currently range from approximately $80 for a low resolution image to approximately $450 for a high resolution, full page image. Rights-managed image sales generally require more of our support staff than royalty-free image sales, typically because of the time and effort required to negotiate and monitor the rights-managed licenses and because rights-managed licensors are often a higher level, more sophisticated customer. Ingram’s subscription pricing model offers access to certain images for fees ranging from $150 to $600 depending on the term of the license.

Contemporary Photography

Our collection of contemporary photography forms the largest part of our library, and is a comprehensive offering of current and cutting-edge imagery in a wide variety of subjects, such as people and lifestyles, world travel and places, nature and wildlife, business and industry, sports and concepts. The majority of this collection comes from our contributing photographers and agencies, which provide us with imagery produced with the most current styles and techniques. In addition, we solicit new photographers and agencies based on the quality and type of work they produce or represent as well as the needs of our customers. Our success in recruiting new photographers and agencies is often dependent on the terms offered relative to those offered by the competition.

Vintage Photography

The bulk of our vintage collection consists of SuperStock’s earlier acquisition of the Devaney Collection, which is comprised of commercial and advertising photography from the 1940’s through the 1960’s. In addition to being virtually impossible to replicate, this unique collection is available for commercial and advertising use by virtue of the model releases, which are essentially written permissions from the persons appearing in the photographs that their image may be commercially exploited. In addition to the Devaney Collection, we have distribution agreements with a number of notable and prestigious archives, including the Culver Collection and the Underwood Photo Archive.

Fine Art

Our broad repertoire of fine art imagery ranges from prehistoric cave paintings to modern and contemporary pieces from living artists, the many artistic movements throughout history, religious and cultural works, and photographs of antiques and artifacts. This collection is the result of over a quarter century of aggregations by SuperStock and affiliations with various archives, libraries, museums and private collections, which includes The Bridgeman Art Library, AKG Berlin, The National Portrait Gallery, Christie’s Images, The Huntington Library and the Giraudon Collection.

Customers

We serve a variety of customers in four major categories: creative (advertising and design agencies), editorial (publishing and media entities), corporate (in-house communications departments and outside corporate communications firms) and retail (the general public). These customer categories are not mutually exclusive. Due to the large number of our customers and their dispersion across many geographic areas, we are not dependent on a single customer or a few customers, the loss of which would have a material adverse effect on us.

Creative

We supply our creative customers with imagery that typically conveys a commercial or advertising message. These customers usually demand unique, cutting-edge imagery and often require exclusive rights for specific periods, ranging from one year to ten years.

We have found that conceptual imagery (those that depict victory, profit, joy, danger, etc.) is very important to this customer group. These images are the most difficult to search for using keywords, which can be highly subjective. Therefore, we have assembled a staff of researchers, all of whom have relevant fine arts backgrounds and who are well-trained and experienced in photography, the arts, and graphic design, allowing us to provide custom research to our customers. This is an important element differentiating SuperStock from the competition.

Editorial

We supply a variety of imagery for use in the publication of textbooks, magazines, newspapers and web portals where there is a need to illustrate the stories and editorials with imagery. Such images include various places and landmarks of the world, wildlife and nature, societal issues such as health care and education, and famous people and historical figures and events.

Corporate

We supply a variety of imagery for use in business and corporate communications, which may be included in brochures, annual reports, newsletters, websites, and multi-media presentations. The imagery needs of this customer group typically run the gamut from conceptual imagery to editorial imagery.

Retail

Our customers purchase our images, either directly from us or through a distributor, and market these images to the general public. Our imagery is generally made available to the retail market in the form of screensavers, posters, T-shirts, mugs and various other items. Customers in the retail group typically demand images that are cute, colorful and common, such as puppies, sunsets and flowers.

Marketing

Our fundamental draw and market positioning device is our SuperStock brand. On occasion, we have been able to co-brand certain products, services and marketing activities with those of certain vendors, especially vendors who have well established brand identities. On occasion, we have used the names of individual photographers, especially those with unique bodies of work or those who are well renowned, in our marketing activities.

We reach our customers and prospective customers through a variety of marketing activities, which include print advertising, direct mail, web mail and telemarketing. These activities are designed to create and reinforce brand awareness, drive traffic to our website, and advertise our latest products and services.

Print Advertising

We seek to build and reinforce our brand and promote our latest products and services through ongoing print advertising campaigns in a number of trade publications targeted to reach our professional customers.

Direct Mail

Direct mail forms are an integral part of our marketing efforts. Our direct mail campaigns consist of postcards, brochures and print catalogs and are designed to depict the most current styles and trends, incorporate our newest photography and appeal to the tastes and expectations of our customers. We believe that direct mail is also a very important channel in prospecting for new customers.

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Web Mail

We send e-mails to our registered users and partners regularly, which contain invitations to visit various pages or features on our website. Our website accepts and enables visitors to view picture galleries, multi-media and interactive presentations and sales promotions.

Telemarketing

Our ongoing effort to update and add to our customer list is also an opportunity to build and reinforce the personal contacts that are critical in servicing our customer’s needs. We believe that such personal contact is an important part of our efforts to distinguish ourselves from our competitors. The main focus of our telemarketing efforts is towards those previously established customers whom we consider dormant or under-performing.

Sales and Distribution

Our licensing revenue is generated from our direct sales operations in countries where we operate company-owned offices as well as revenue sharing arrangements with our distributors.

Direct Sales

Our sales and service staff consists of Account Executives, a Customer Service Group, a Research Team, and a Technical Support Group. Account Executives are assigned key accounts, typically high volume and regular customers, and are responsible for managing and building these relationships. Account Executives are also given the opportunity to prospect for new accounts. The Customer Service Group handles new customers and other inbound inquires. After we assess specific criteria, such as the frequency of its purchases, volume and types of purchases, a customer will be assigned to an Account Executive for further development. The Research Team provides sales support to the Account Executives and Customer Service Group by completing online searches and image selections based on criteria provided by the client. We also employ a Technical Support Group that provides expertise in web, online and digital imagery applications and assists our customers in using our products.

Distribution

Our imagery is licensed to customers worldwide through our international distribution network, which consists of over 50 distributors operating in more than a 100 countries. The use of our brand name, licensing rights to the imagery, access to various tools on our website and the provision of digital files are granted under license and revenue sharing arrangements. The appointment of local distributors in various countries allows us to realize revenue opportunities without building operational infrastructure in different languages, cultures, legal systems and currencies.

Intellectual Property

Other than a portion of our library that is fully owned by SuperStock, the copyright to the images that we sell belongs to the independent photographer or company that grants us licensing and distribution rights. We recognize copyright protection as an invaluable asset and have implemented an outreach process to alert us to unauthorized use of our images. When discovered, the user is notified of the copyright laws and requested to comply by remitting payment. If this action does not result in copyright enforcement, legal action may be pursued.

Competition

The market for visual content is highly competitive, and we expect such competition to continue in the future. We have observed that the main competitive factors include quality of images, branding, reputation, service, breadth and depth of content, content provider associations, customer associations, technology, pricing, and sales and marketing. In addition, accessibility and timeliness of service are important competitive factors.

Our current competitors include other general visual content providers such as Getty Images, Corbis, Jupitermedia Corporation, Masterfile, Punchstock, Index Stock and dozens of smaller stock photography agencies and image content aggregators throughout the world. Many of our competitors are larger than us and have substantially greater financial, technical, and marketing resources than we do.

Employees

As of December 31, 2005, we had a total of 77 employees, all of which are full time employees. We believe our relationship with our employees is good. We have not experienced any labor stoppages. None of our employees is covered by collective bargaining agreements, although UK employees are subject to statutory requirements as governed by law in the UK.

Description of Property

In April 2004, SuperStock contracted with an institutional buyer to sell for $7.5 million the approximately 73,000 square foot building in Jacksonville, Florida in which our headquarters and primary operations are located and entered into a long term lease of the premises with the buyer. In October 2004, SuperStock entered into a sublease agreement with Recruitmax Software, Inc. under which SuperStock subleased to Recruitmax approximately 25,000 square feet with subsequent increases to bring the total to approximately 40,000 square feet of the premises. The sublease terminates on October 31, 2010, subject to Recruitmax’s renewal option.

We operate a smaller leased office in New York City to support part of SuperStock’s U.S. sales operation. We also operate a smaller leased office in London to support our combined UK SuperStock and Ingram sales and product operations.

Overall, we believe that our present operating space is adequate for our present needs.

Financial Information About Segments and Geographic Areas

We operate by domestic (U.S.A) and foreign segments. Our revenue is generated through a diverse customer base, and there is no reliance on a single customer or small group of customers; no customer represented 10% or more of our total revenue in the periods presented in this Annual Report on Form 10-KSB/A. The geographic information required herein is contained in Note I to our Consolidated Financial Statements and is incorporated by reference herein.

Factors that May Affect Our Business

The following matters may have a material adverse effect on our business, financial condition, liquidity, results of operations or prospects, financial or otherwise. Reference to this cautionary statement in the context of a forward-looking statement or statements shall be deemed to be a statement that any one or more of the following factors may cause actual results to differ materially from those in such forward-looking statement or statements.

Going Concern

The company has sustained significant recurring losses and at December 31, 2005, had an accumulated deficit of $14.2 million and a working capital deficit of $946,000 that raise substantial doubt about its ability to continue as a going concern and as such caused the Company’s independent registered public accounting firm to include a going concern explanatory paragraph in their report in connection with their audit of the Company’s financial statements for the year ended December 31, 2005. The Company estimates it will generate and require approximately $14 million substantially from operations in 2006. Should the Company need more or generate less cash, it will need additional funding to cover any potential shortfall. In addition, the Company will need to raise cash from equity and debt financings in order to fund any acquisitions or shortfall from cash from operations. If the Company is unable to secure any required funding, it will not be able to implement its business plan and may not be able to conduct business as a going concern. Our consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts or classification of liabilities that might be necessary should we be unable to continue as a going concern.

Material Weakeness

Our independent registered public accounting firm has advised us and our Audit Committee that there were material weaknesses in our internal controls and procedures during fiscal year 2005. We have taken steps and have a plan to correct the material weaknesses. Management believes that if these material weaknesses are not corrected, a potential misapplication of generally accepted accounting principles or potential accounting error in our consolidated financial statements could occur. Enhancing our internal controls to correct the material weaknesses has and will result in increased costs to us. While we have taken steps to improve internal controls in 2005, our independent registered public accounting firm has advised our management and our Audit Committee that, in their opinion, there were material weaknesses in internal control during 2005. The identified material weakness stems from our numerous debt and equity transactions involving complex and judgmental accounting issues and aspects of the financial reporting process. Our independent registered public accounting firm has noted instances where generally accepted accounting principals in the U.S.A. were not correctly applied and adjustments to our financial statements were required. As part of the remedial steps taken, we hired a full time Chief Financial Officer in January 2006 to oversee technical accounting, financial reporting and internal control issues.

We may not be able to compete with existing or potential competitors

The visual content industry is highly competitive. We believe that competitive factors include quality of images, branding, reputation, service, breadth of content, depth of content, content provider associations, customer associations, technology, pricing, and sales and marketing. Our competitors include Getty Images, Corbis, Jupitermedia Corporation, Masterfile, Index Stock, Punchstock and dozens of smaller stock photography agencies. Many of our competitors are significantly larger, have far greater resources, a notably larger customer base, a far greater content provider base, significantly more technology infrastructure, and more well-recognized names in the marketplace than we do, all of which may make it difficult for us to compete effectively. In addition, there are several companies that are aggressively pursuing the visual content market with technology and services that we may not be able to match.

Outside content providers are critical to our business

We rely on outside sources to provide us with visual content, which we aggregate and make available to our customers. We plan on entering into additional agreements with outside content providers to license their imagery. We cannot assure you that we will enter into agreements with outside content providers or, if we are able to enter into such agreements, that we will have the resources or personnel to successfully integrate such content into our business. If we are not able to enter into agreements to acquire quality content and/or if we are unable to successfully integrate content into our business, we may not be able to continue operations.

If the popularity of our image archive declines, our operating results will deteriorate

If the value of our image archive is reduced through a decline in the popularity of the images contained therein, revenues could be significantly reduced, which directly impacts operating results and our cost of additional capital.

We plan to grow our business through acquisitions and joint ventures, which will result in our incurring significant costs

The acquisition of new businesses is costly, such acquisitions may not enhance our financial condition, and we may face difficulties and be unsuccessful in integrating new businesses. The resources expended in identifying and consummating acquisitions and joint ventures may be significant and may not result in any transactions. Any future acquisitions will be subject to a number of challenges in integrating new operations into our existing operations, including:

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diversion of management time and resources;

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difficulty of assimilating the operations and personnel of the acquired companies;

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potential disruption of our ongoing business;

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difficulty of incorporating acquired technology and rights into our products and services;

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unanticipated expenses related to technology integration;

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difficulties in maintaining uniform standards, controls, procedures and policies;

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impairment of relationships with employees and customers as a result of any integration of new management personnel; and

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potential unknown liabilities associated with acquired businesses.

If we are unable to effectively manage our growth we will be unable to successfully operate our business in the future

Our growth has placed, and is expected to continue to place, a significant strain on our managerial, technical, operational and financial resources. To manage our expected growth, we will have to implement and improve our operational and financial systems, and we will have to train and manage our growing employee base. We will also need to maintain and expand our relationships with customers, outside content providers and other third parties. If we are unable to effectively manage our growth, our business may become inefficient and therefore less profitable.

We may not succeed in establishing the a21 brands

We believe that having a well recognized brand name is a critical competitive factor in our industry. If we do not successfully establish our brands, we may not be able to generate enough interest from buyers to consider licensing images from us or from suppliers to entertain licensing their images to us. To successfully develop and maintain our brands, including the “SuperStock” and “Ingram” brands, we will have to invest in marketing, promotion, advertising, sales, distribution, and additional personnel to support it. We cannot assure you that we will have sufficient capital required to successfully develop and maintain our brands or that we will be able to hire qualified personnel to support our brands in the future. In addition, we will have to invest in aggregating additional images of the type demanded by our customers to constantly refresh, update and keep current our image archive.

Key employees are essential to building our customer relationships

We are highly dependent on key employees. Albert H. Pleus, our Chairman and Chief Executive Officer, Thomas V. Butta, our Vice Chairman and President and Chief Executive Officer of SuperStock, Haim Ariav, our Chief Creative Officer and a member of our Board of Directors and President of SuperStock, Thomas Costanza, our Vice President and Chief Financial Officer and Executive Vice President and Chief Financial Officer of SuperStock, and Susan O. Chiang, Executive Vice President of SuperStock, are essential to our ability to establish and maintain relationships with our customers and distributors. Competition in our industry for executive-level personnel is strong and we can make no assurance that we will be able to hire, motivate and retain highly effective executive employees. All of the executives named above have existing employment agreements. In addition, we will likely need to hire additional key personnel to execute our business plan including planned growth.

We are subject to risks associated with operations in multiple countries

We have over 50 distributors doing business in approximately 100 countries. In addition, we have operating subsidiaries in the U.K. and in Canada. In 2005, revenues earned outside of the U.S. accounted for approximately 17% of our total revenue. As a result, we are subject to risks associated with operating in multiple countries, including:

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increased time, effort and attention of our management to manage our foreign operations;

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currency devaluations and fluctuations in currency exchange rates, including impacts of transactions in various currencies and translation of various currencies into dollars for U.S. reporting and financial covenant compliance purposes;

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imposition of or increases in customs duties and other tariffs;

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language barriers and other difficulties in staffing and managing foreign operations;

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longer customer payment cycles and greater difficulties in collecting accounts receivable;

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uncertainties of laws and enforcement relating to the protection of intellectual property;

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Imposition of or increases in currency exchange controls, including imposition of or increases in limitations on conversion of various currencies into U.S. dollars;

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imposition of or increases in revenue, income or earnings taxes and withholding and other taxes;

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imposition of or increases in investment or trade restrictions and other restrictions or requirements by non-U.S. governments;

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inability to definitively determine or satisfy legal requirements, inability to effectively enforce contract or legal rights and inability to obtain complete financial or other information under local legal, judicial, regulatory, disclosure and other systems; and

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nationalization and other risks which could result from a change in government or other political, social or economic instability.

Systems failures and security breaches may harm our business

Any failure of our current technology systems, the technology systems of our planned acquisitions, viruses, any breach of security of our system or the systems of our planned acquisitions, or the perception of a failure or breach of security of such systems, could decrease our customers’ trust in us and our content providers’ trust in us to safeguard confidential and valuable information and assets, which could impact their willingness to do business with us and potentially cause serious interruptions in our services, sales, or operations.

We rely on third parties for technology and backup systems

While we currently manage the majority of our technology on site at our headquarters, some of the technologies and systems are and will be managed by third parties off site on outside servers for website hosting and backup. We may not be able to control access and security to these servers as we would if they were on site. While we make every effort to maximize the security and integrity of our data, we cannot guarantee that third parties will do the same regardless of their contractual obligation to do so.

Additionally, some of our distributors both domestically and overseas keep local copies of a portion of our image library on their servers to expedite delivery of images to their clients. We do not have control over the day-to-day management of their technology and the security and integrity of their systems. If our data is compromised, it may be rendered unusable or we may be unable to prevent unauthorized copies of images from our library from entering the marketplace.

You may suffer dilution upon the exercise of outstanding options and warrants and the conversion of convertible notes and preferred stock

As of December 31, 2005, we had stock options outstanding to purchase 8,677,938 shares of common stock, warrants to purchase 11,480,967 shares of common stock and preferred stock exchangeable into up to 7,896,151 shares of common stock. To the extent such options or warrants are exercised or preferred stock is converted, there will be further dilution. In addition, in the event that any future financing should be in the form of securities convertible into, or exchangeable for, equity securities, investors may experience additional dilution upon the conversion or exchange of such securities.

We will need to obtain additional financing to fund our operations and to acquire additional businesses

We will need to obtain additional financing to fund our operations and to acquire additional businesses. There is no guarantee that we will be able to raise additional capital under terms and conditions that are favorable to us, if at all. If we are unable to raise additional capital, we will have to extend the maturity on some of our obligations. There is no guarantee that we will be able to reach agreement on such extensions under terms and conditions that are favorable to us, if at all.

Efforts to comply with recently enacted changes in securities laws and regulations have required substantial financial and personnel resources and we still may fail to comply

As directed by section 404 of the Sarbanes-Oxley Act of 2002, the SEC adopted rules requiring public companies to include a report of management on our internal controls over financial reporting in our annual reports on Form 10-KSB/A. In addition, the public accounting firm auditing our financial statements must attest to and report on management’s assessment of the effectiveness of our internal controls over financial reporting. This requirement is expected to first apply to our annual report on Form 10-KSB for our fiscal year ending December 31, 2007. Depending on a number of variables and the significant resources required to comply, uncertainty exists regarding our ability to comply by applicable deadlines.

We have a limited operating history

While SuperStock has been in business since 1973, a21 was founded and commenced operations in October 1998, and certain members of our current management team have only been actively involved in our operations since 2001. Our operating history and the experience of our management team may be insufficient for you to evaluate our business and future prospects.

Provisions of our corporate documents and texas corporate law may deter a third party from acquiring our company

Provisions of our articles of incorporation and our bylaws, authorize our Board of Directors to, among other things, issue preferred stock and fix the rights, preferences, privileges and restrictions of such shares without any further vote, approval or action by our stockholders. Our Board could take actions that could discourage a third party from attempting to acquire control of us and that could make it more difficult for a third party to acquire us. Our Board could take such actions even if our stockholders consider a change in control to be in their best interests. In addition, the concentration of beneficial ownership of our common stock in the Board, along with certain provisions of Texas law, may have the effect of delaying, deterring or preventing a takeover of our Company.

Item 2. Description of Property

In April 2004, SuperStock contracted with an institutional buyer to sell the approximately 73,000 square foot building in Jacksonville, Florida in which our headquarters are located. This transaction closed in June 2004 for $7.5 million and a closing credit for SuperStock’s benefit of $180,000. SuperStock also entered into a long term lease of the premises with the buyer. With the proceeds of the sale, we repaid the then outstanding mortgage of approximately $4.0 million, repaid an approximately $1.6 million note payable to the selling stockholders of SuperStock, and used the balance as working capital for operations and acquisitions. In October 2004, SuperStock entered into a sublease agreement with Recruitmax Software, Inc. under which SuperStock subleased to Recruitmax approximately 25,000 square feet with subsequent increases to bring the total to approximately 40,000 square feet of the premises. The sublease terminates on October 31, 2010, subject to Recruitmax’s renewal option.

We operate a smaller leased office in New York City to support part of SuperStock’s U.S. sales operation. We also operate a smaller leased office in London to support our combined UK SuperStock and Ingram sales and product operations.

Item 3. Legal Proceedings

We are involved in various claims and lawsuits in the ordinary course of business. Management believes that there are no such matters outstanding that would have a material adverse effect on the Company’s results of operations and financial position.

Item 4. Submission of Matters to a Vote of Security Holders

No matter was submitted to a vote of our stockholders, through solicitation of proxies or otherwise, during the fourth quarter of 2005.

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PART II

Item 5. Market for Common Equity, Related Stockholder Matters and Small Business Issuer Purchases of Equity Securities

Market Information

Since September 2003, our common stock has traded on the OTC Bulletin Board under the symbol “ATWO”.

The following table sets forth for the quarterly periods indicated the high and low bid prices of our common stock as reported on the OTC Bulletin Board. The bid prices reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

	High	Low

2004
First Quarter	$0.60	$0.08
Second Quarter	0.51	0.22
Third Quarter	0.33	0.18
Fourth Quarter	0.24	0.12
2005
First Quarter	$0.13	$0.09
Second Quarter	0.20	0.07
Third Quarter	0.22	0.13
Fourth Quarter	0.48	0.19
2006
First Quarter (through March 27, 2006)	$0.77	$0.31

Holders

There were approximately 1,400 holders of record of our common stock on December 31, 2005.

Dividends

We have not paid or declared any dividends on our common stock since our inception. Our Board of Directors does not expect to declare cash dividends on our common stock in the near future. We anticipate that we will retain our future earnings to finance the continuing development of our business.

Common Stock Repurchases

We have not repurchased any of our common stock shares during 2005 and 2004. We currently do not expect to repurchase our common stock shares during the foreseeable future.

Recent Sales of Unregistered Securities

None that have not been previously reported.

Item 6. Management’s Discussion and Analysis or Plan of Operation

The following should be read in conjunction with our Consolidated Financial Statements and the notes thereto included in “Item 7. Financial Statements.”

Critical Accounting Policies and Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the U.S. (“GAAP”) requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of our consolidated financial statements and the revenues and expenses reported during the period. Following are accounting policies that we believe are most important to the portrayal of our financial condition and results of operations and that require our most difficult judgments as a result of the need to make estimates and assumptions about the effects of matters that are inherently uncertain.

Goodwill and Identifiable Intangible Assets

Goodwill is the excess of the purchase price and related costs over the fair value of net assets acquired in business combinations. Goodwill is tested for impairment annually on October 1. When assessing impairment, we apply the implied fair value based on a market capitalization value model. As circumstances change, it is possible that future goodwill impairment tests could result in a loss on impairment of assets, which would be included in the determination of income from operations. At October 1, 2005, the implied fair value of our goodwill significantly exceeded its carrying value, therefore goodwill was not impaired.

Identifiable intangible assets are assets that do not have physical representation, but that arise from contractual or other legal rights or are capable of being separated or divided from us and sold, transferred, licensed, rented, or exchanged. Identifiable intangible assets are generally valued based on discounted future cash flows that we estimate will be generated by the assets and are amortized on a straight-line basis over their estimated useful lives (see “Estimated Useful Lives of Certain Long-Lived Assets” below for more information). Identifiable intangible assets are reviewed for impairment whenever events or changes in circumstances indicate that carrying amounts may not be recoverable. Impairment exists when the carrying value of the asset is not recoverable and exceeds its fair value. The discounted cash flow models we use to determine the fair value of identifiable intangible assets involve significant assumptions and estimates, including cash flows expected to be generated by the assets, the estimated useful lives of the assets, and our future weighted average cost of capital. As circumstances change, it is possible that future impairment tests could result in a loss on impairment of assets, which would be included in the determination of income from operations. No identifiable intangible assets were impaired during the periods presented.

Estimated Useful Lives of Certain Long-Lived Assets

The estimated useful lives of our most significant property and equipment and identifiable intangible assets are discussed below. Should we determine at some point in the future that the useful lives of these assets are shorter than estimated, it is possible that we would be required to accelerate the amortization, or write off an impaired portion, of these assets.

Photo Collection and Photographer Contracts

The estimated useful lives of our photo collection and photographer contracts are determined based on the estimated number of years over which they generate the majority of their revenue. Periodically, we perform analyses of the photo collection and photographer contracts. With respect to periodic analysis, historical revenue may not be indicative of future revenue, and therefore, these estimated useful lives are inherently uncertain.

Identifiable Intangible Assets

The net book value of our identifiable intangible assets at December 31, 2005 consisted substantially of license agreements and non-compete covenants. We evaluate the remaining useful lives of our identifiable intangible assets each reporting period to determine whether events and circumstances warrant revisions to the remaining periods of amortization. No revisions were determined to be necessary during the periods presented.

The estimated useful lives of identifiable intangible assets are generally based on contractual or other legal terms, our plans for use of the assets and the cost and difficulty of renewing the lives of the assets. The useful lives of these assets may change or terminate prior to their contractual lives due to changes in operating plans, brand strategy, acquisition or disposition of businesses and legal action, among other circumstances.

Results of Operations 2005 Compared to 2004

Prior to the acquisition of SuperStock in February 2004, we were a development stage company. All financial information presented for 2005 and 2004 includes the accounts of SuperStock and Ingram from their acquisition dates during February 2004 and October 2005, respectively.

Revenues. Revenues were $9.6 million for 2005 compared to $7.5 million for 2004. The increase in revenues for 2005 was primarily attributable to SuperStock generating revenue for the full year during 2005 compared to only ten months of operations during 2004 resulting in approximately $1.5 million of the increase. Additionally, some incremental revenues were realized resulting from the Ingram acquisition included from October through December 2005.

Cost of revenues. Cost of revenues was $3.1 million for 2005 compared to $2.2 million for 2004. This increase was attributable to a full year of cost of sales for SuperStock for 2005 compared to partial 2004 impact resulting in approximately $500,000 of the increase. As a percentage of revenues, cost of sales was 32% and 30% for 2005 and 2004, respectively. Cost of sales as a percentage of revenues may vary in any period depending on the relative mix of stock photography distributed that is either licensed from third parties or owned by us. The increase in cost of sales as a percentage of revenues is primarily attributable to an increase in the sale of stock imagery from third parties as compared to stock imagery that we own.

Selling, general and administrative expenses. SG&A expenses were $7.4 million for 2005 compared to $5.9 million for 2004. This increase was primarily attributable to SG&A expenses for SuperStock for the full year 2005 and to incremental SG&A expenses resulting from the Ingram acquisition from October through December 2005. In addition, we incurred significantly higher corporate expenses associated with maintaining a publicly traded company including legal and audit related expenses.

Depreciation and amortization. Depreciation and amortization was $1.7 million for 2005 compared to $1.1 million for 2004. This increase was attributable to the depreciation and amortization expenses for SuperStock for the full year 2005, and approximately $320,000 of the amortization of intangible assets realized during 2005 resulted from the Ingram acquisition.

Interest expense. Interest expense was $1.4 million for 2005 compared to $1.4 million during 2004. Interest expense in 2005 is primarily attributable to interest recorded in connection with the lease of the SuperStock facility, the senior secured notes and the unsecured notes. Interest expense in 2004 is primarily attributable to finance costs in connection with the convertible subordinated notes repaid in February 2005, interest expense on notes due to the sellers of SuperStock that were repaid in June 2004, interest expense on the note which was secured by our facility that was repaid in June 2004, and certain unsecured notes.

Warrant expense. Pursuant to the provisions of Emerging Issues Task Force No. 00-19, “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, A Company’s Own Stock” (“EITF 00-19”), during 2005, we recorded the value of certain warrants as a current liability, with subsequent changes in fair value to be reflected in the consolidated statement of operations. The classification of the warrants was determined based upon the terms of the warrants relative to registration rights and because the terms did not include a liquidating damages provision. The warrants were valued at $14,000 at the time of initial classification. As of December 31, 2005, the warrants were valued at $187,000, and the increase in valuation of $173,000 was recorded as non-operating warrant expense during 2005.

Other (expense) income, net. Other (expense) income, net was ($505,000) for 2005 compared to other income (expense), net of ($45,000) in 2004. The increase in other income (expenses), net was largely attributable to a $371,000 loss on the extinguishment of the convertible subordinated notes payable and currency transaction losses of $144,000.

Income tax benefit. Income tax expense of $105,000 for 2005 compared to a benefit of $729,000 for 2004. The 2005 expense resulted from the write-off of foreign income tax credits that we believe may not be utilized. The 2004 tax benefit of $729,000 arose principally out of the ability to use current period operating losses against the taxable gain recognized upon the sale of the SuperStock building.

Net loss attributed to common stockholders. Net loss was $5.0 million, or $0.10 per share, in 2005 compared to $2.5 million, or $0.07 per share, in 2004. The increase in net loss is principally due to an increase in SG&A expenses, an increase in depreciation and amortization expenses, and a loss on extinguishment of debt of $371,000 partially offset by higher revenues, net cost of revenues.

Liquidity and Capital Resources

As of December 31, 2005, we had $1.2 million of cash and cash equivalents and a working capital deficit of $946,000, compared to $717,000 in cash and cash equivalents and working capital of $69,000 at December 31, 2004. The increase in cash is due to the proceeds from the sale of our common stock during 2005. The increase in working capital deficit is primarily attributable to the increase in the current portion of the unsecured notes and to accounts payable.

Net cash used in operating activities for 2005 was $1.9 million, compared to net cash used in operating activities of $2.0 million for 2004. The net cash used in operating activities in 2005 was due primarily to the net loss of $4.8 million and an increase in accounts receivable from the subtenant at our headquarters of $541,000, adjusted for $1.7 million of depreciation and amortization, a $371,000 loss on extinguishment of debt, increase in accounts payable and accrued expenses of $355,000, and $288,000 for compensation from issuances of restricted stock to directors and officers. Net cash used in operating activities in 2004 was principally due to a net loss of $2.5 million adjusted for $787,000 of amortization of finance costs and $1.1 million of depreciation and amortization, in addition to a decrease of deferred income tax liability of $729,000, an increase of $600,000 in restricted cash and an increase in accounts receivable by $210,000.

Net cash used in investing activities for 2005 was $1.2 million, compared to net cash used in investing activities for 2004 of $1.2 million. Net cash used in investing activities in 2005 was primarily due to the acquisition of Ingram for $1.5 million and additions to building for leasehold improvements of $232,000 for subleased building space, partially offset by $600,000 of funds released from lease security deposit due to investor arrangement. Net cash used in investing activities in 2004 of $1.8 million was from the net cash investment in the acquisition of SuperStock in the amount of $1.4 million and an investment in property and equipment of $322,000.

Net cash provided by financing activities for 2005 was $3.6 million, compared to net cash provided by financing activities of $4.6 million for 2004. Net cash provided by financing activities in 2005 resulted primarily from the sale of common stock and warrants for $4.4 million and the new $2.3 million senior secured notes partially offset by the retirement of the $1.3 million convertible subordinated notes and the payment of $1.5 million for Ingram debt. Net cash provided by financing activities in 2004 was primarily from net proceeds of $7.5 million from the sale of the land and building, and net proceeds of $2.8 million in connection with the issuance of common stock and warrants, proceeds of $2.3 million from the issuance of notes payable and warrants, which was partially offset by the repayment of a $1.7 million credit line, and the repayment of mortgage debt of $6.1 million collateralized by the SuperStock land and building.

During February 2005, we completed a $2.3 million transaction by issuing two-year interest only senior secured notes (“Senior Notes”) and retired $1.3 million of our convertible subordinated notes issued in conjunction with our acquisition of SuperStock in February 2004. The purchasers of the Senior Notes are existing stockholders of a21 and were also holders of the subordinated notes. In the financing, we issued 12% Senior Notes due in February 2007 in the amount of $2.25 million and retired all of our outstanding 13% convertible subordinated notes due February 28, 2006. Five year warrants to purchase 937,500 of our shares common stock originally issued to the purchasers of the subordinated notes were amended and restated whereby, inclusive of the right to purchase an additional 125,000 shares, the purchasers of the Senior Notes participating in the transaction received two year warrants to purchase an aggregate of 500,000 shares of our common stock at $0.225 per share and an aggregate of 562,500 shares of our common stock at $0.45 per share. The Senior Notes are interest only and may be prepaid without penalty at any time. They also have a provision which adds 4% per year to their principal balance, due at maturity. Each of the senior notes and the warrants are dated February 22, 2005. In connection with the issuance of the Senior Notes, we entered into a security agreement, dated as of February 22, 2005, pursuant to which it granted a first priority security interest in the collateral.

During October 2005, we completed a transaction raising $3.2 million. The transaction involved the sale by Barron Partners L.P. (“Barron”), a significant stockholder of the Company, of outstanding warrants to purchase 21,114,000 shares of our common stock to ten “accredited investors” also being significant stockholders of the Company, including StarVest Partners, L.P., Ahab Partners, L.P., Ahab International, Ltd., Aslan Capital Management, LLC and CRT Capital Group, LLC. As described below, for a limited period of time, we reduced the exercise price of warrants to purchase 17,114,000 shares of our common stock to $0.185 per share, during which time the investors exercised their warrants and purchased shares of our common stock, and the Company received the exercise price for each of the shares it issued.

During November 2005, we consummated an arrangement with certain of our existing stockholders, Ahab International, Ltd. and Ahab Partners, L.P. (collectively “Ahab”). As part of this arrangement, SuperStock, Inc. and a21 entered into an agreement dated November 8, 2005 with Ahab pursuant to which the stockholders pledged $690,000 in the form of certificate of deposits (the “CDs”). The CDs replaced the deposits maintained by SuperStock which secured the letter of credit issued in lieu of the security deposit per the capital lease agreement for our headquarters facility. The agreement and CDs each are for three year terms. This arrangement was consummated as a means of providing additional liquidity to us.

During March 2006, we received $1.2 million in connection with the exercise of warrants to purchase four million shares of our common stock held by a significant stockholder of the Company. The stockholder previously acquired the warrants from another significant stockholder of the Company, through a prior transaction. In connection with the exercise of the warrants, we set the exercise price of the warrants to $0.30 per unregistered share, which is approximately 10% less than what the exercise price would have been pursuant to the original terms of the warrants. This accommodation was granted by us in order to facilitate the transaction.

The Company has sustained recurring losses and at December 31, 2005, had an accumulated deficit of $14.2 million and a working capital deficit of $946,000 that raise substantial doubt about its ability to continue as a going concern. The Company estimates it will generate and require approximately $14 million from operations in 2006. The Company estimates it will need nearly the same amount. Should the Company need more or generate less cash, it will need additional funding to cover any potential shortfall. If the Company is unable to secure any required funding, it will not be able to implement its business plan and may not be able to conduct business as a going concern.

Our future plans include the development our distribution channel leveraging our owned and licensed image content offering, and the production and acquisition of new in-demand image content to be made available to both direct and distribution customers. Additionally, we are in discussions with several potential acquisition targets that, if successful, could result in an enhanced market position and incremental cash flow from operations. However, there can be no assurance that these efforts will be successful.

Off Balance Sheet Arrangements

On November 17, 2005, we consummated an arrangement with certain of our existing stockholders, Ahab International, Ltd. and Ahab Partners, L.P. (collectively “Ahab”). As part of this arrangement, SuperStock, Inc. and the Company entered into an agreement dated November 8, 2005 with Ahab pursuant to which Ahab pledged an aggregate amount of $690,000 in the form of certificate of deposits (the “CDs”). The CDs replaced the deposits maintained by SuperStock which secured the letter of credit issued in lieu of the security deposit per the capital lease agreement for our headquarters facility. The agreement has a three year term which is the term of the requirement to maintain a security deposit under the capital lease agreement. We pay interest at a rate of 10% per annum plus Ahab retains the interest earned on the CDs. Ahab received 200,000 shares of our common stock charged to additional paid in capital and recorded as deferred service cost of $66,000. In connection with the arrangement, SuperStock entered into a security agreement pursuant to which Ahab maintains a security interest in the CDs. As such, SuperStock provided a guarantee to Ahab in the event any liquidation of the security deposit was to occur. This arrangement was consummated as a means of providing additional liquidity to us.

4

Item 7. Financial Statements

See the consolidated financial statements beginning on page F-1.

Reports of Independent Registered Public Accounting Firms	F-1, F-3

Report of Subsidiary’s Independent Registered Public Accounting Firm	F-2

Consolidated balance sheets as of December 31, 2005 and 2004	F-4

Consolidated statements of operations for the years ended December 31, 2005 and 2004	F-6

Consolidated statements of changes in stockholders’ equity (capital deficiency) and comprehensive (loss) income for the years ended December 31, 2005 and 2004	F-7

Consolidated statements of cash flow for the years ended December 31, 2005 and 2004	F-9

Notes to consolidated financial statements	F-12

Item 8. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Item 8A. Controls and Procedures

Evaluation of Disclosure Controls and Procedures

Under the supervision and with the participation of our management, including our principal executive officer and the principal financial officer, we conducted an evaluation of the effectiveness of the design and operation of its disclosure controls and procedures as of December 31, 2005 (the “Evaluation Date”). Based on this evaluation, the Company’s principal executive officer and principal financial officer concluded that as of the Evaluation Date, our disclosure controls and procedures were not effective at, and had a material weakness with respect to, ensuring that the material information required to be disclosed in our Exchange Act reports is recorded, processed, summarized and reported as required in applicable SEC rules and forms because of the deficiencies in internal controls over financial reporting described below.

Our independent registered public accounting firm has advised us and our Audit Committee that there were material weaknesses in our internal controls and procedures for the year ended December 31, 2005. We have taken steps and have a plan to correct the material weaknesses. We believe that if these material weaknesses are not corrected, a potential misapplication of accounting principles generally accepted in the U.S. (“GAAP”) or potential accounting error in our consolidated financial statements could occur. Enhancing our internal controls to correct the material weaknesses has and will result in increased costs to us. While we have taken steps to improve internal controls in 2005, our independent registered public accounting firm has advised our management and our Audit Committee that, in their opinion, there were material weaknesses in internal control during 2005. The identified material weakness stems from our numerous equity and debt transactions involving complex and judgmental accounting issues and aspects of the financial reporting process. During 2005, we restated our 2004 consolidated financial statements. Our independent registered public accounting firm has noted instances where GAAP were not correctly applied and adjustments to our consolidated financial statements were required. As part of the remedial steps taken, we hired a full time Chief Financial Officer in January 2006 to oversee technical accounting, financial reporting and internal control issues.

Additionally, there were no significant changes in our internal controls or in other factors that could significantly affect these controls subsequent to the evaluation date.

Item 8B. Other Information

None.

PART III

Item 9. Directors, Executive Officers, Promoters and Control Persons; Compliance with Section 16(a) of the Exchange Act

Directors, Executive Officers, Promoters and Control Persons

The following table sets forth the names and positions of our executive officers and directors and the executive officers of SuperStock:

Name	Age	Position

Albert H. Pleus	44	Chairman and Chief Executive Officer

Thomas V. Butta	49	Vice Chairman and President of a21, and Chief Executive Officer of SuperStock, Inc.

Haim Ariav	41	Director and Chief Creative Officer of a21, and President and Chief Creative Officer of SuperStock, Inc.

Thomas Costanza	40	Vice President and Chief Financial Officer of a21, and Executive Vice President and Chief Financial Officer of SuperStock, Inc.

Susan O. Chiang	40	Executive Vice President of SuperStock, Inc.

Ardell D. Albers	42	Director

Luke A. Allen	42	Director

Vincent C. Butta	44	Director

Philip N. Garfinkle	45	Director

C. Donald Wiggins	56	Director

Each director serves until the next annual meeting of stockholders and until his respective successor is elected and qualified, or until his earlier resignation. Our executive officers are appointed by, and serve at the discretion of, our Board of Directors. There are no family relationships between or among any of our executive officers or directors other than the following: Thomas V. Butta and Vincent C. Butta are brothers and Susan O. Chiang and Richard Ong, an employee of SuperStock, are siblings and the children of James Ong, who served as SuperStock’s Chief Executive Officer and Co-Chairman of the Board prior to our acquisition of SuperStock.

Albert H. Pleus has been our Chairman since our inception and Chief Executive Officer since May 2004. Mr. Pleus was our Principal Financial Officer from August 2001 to May 2004. Mr. Pleus started his career at Morgan Stanley, and over the last 10 years has focused on investment banking as well as in principal investment roles. From 1996 to 1999, Mr. Pleus was a Managing Director at Convergence Capital, Inc., an investment banking boutique focused on cross border mergers, acquisitions and financings. From 1999 to present, Mr. Pleus has been President of Whitney Holdings, Inc., which provides financial, strategic consulting, and advisory services to developing businesses. Whitney is also one of our stockholders. Mr. Pleus received his SB and SM degrees from MIT and holds an MBA degree from Stanford University.

Thomas V. Butta has been our President since November 2004 and a member of our Board of Directors since July 2001 and Vice Chairman since March 2004. He was also our Chief Financial Officer from August 2005 to January 2006 and Chief Executive Officer of SuperStock since November 2004. From March 2004 to November 2004, he served as our Chief Strategic Officer. From February 2001 to May 2004, he served as an advisor to us. From November 2001 to May 2003, Mr. Butta was an Executive Vice President and Chief Marketing Officer of Parametric Technology Corporation, a $650 million design engineering software company producing product lifestyle management software. Prior to joining Parametric Technology, Mr. Butta was the Chief Marketing Officer of CommerceQuest, an enterprise software company, from August 2000 to August 2001 and of Red Hat, Inc., a software distributor of operating systems along with middleware, applications and management solutions, from June 1999 to June 2000. From July 1996 to June 1999, Mr. Butta served as Chief Executive Officer of FGI Inc., a strategic marketing, research and communications firm in Chapel Hill, North Carolina and New York City. Mr. Butta received his BA degree from Hamilton College and has attended Executive Education programs at Harvard Business School.

Haim Ariav has been our Chief Creative Officer since December 2004, and has been a member of our Board of Directors since April 2004. Mr. Ariav has served as President of SuperStock since February 2004 and its Chief Creative Officer since December 2004. From March 2004 to December 2004, Mr. Ariav served as the Chief Operating Officer of SuperStock. From March 2002 to December 2004, Mr. Ariav served as our President. From February 2001 through March 2002, Mr. Ariav served as our Chief Creative Officer. Prior to joining us in February 2001, Mr. Ariav was the Senior Vice President and Chief Creative Officer of Dugan, Valva, Contess, Inc., the technology division of DVC Worldwide, a leading international marketing company. Dugan, Valva acquired Muffin-Head Productions, Inc. in 1998, a company that specialized in web design and production which Mr. Ariav founded in 1993 and of which he served as President. Prior to founding Muffin-Head, Mr. Ariav was a successful fashion and beauty photographer. Mr. Ariav controls Glossy Finish, LLC, which is also one of our stockholders. Mr. Ariav received his BA degree from Brooks Institute of Photography.

Thomas Costanza has been our Vice President and Chief Financial Officer, and Executive Vice President and Chief Financial Officer of SuperStock, since January 2006. Prior to that time and since November 2004, Mr. Costanza served as Vice President and Chief Financial Officer for AMCO Water Metering Systems, Inc., a member of Elster Group, a global market leader providing flow measurement devices. While with AMCO, he arranged and facilitated the sale of the business to a major European private equity firm. Prior to that time and since May 2002, Mr. Costanza served as Corporate Controller for Lindsay Manufacturing Company, a leading NYSE global provider of mechanical irrigation systems. Mr. Costanza received his BS degree with a major in accounting from the Florida State University while obtaining the fifth-year C.P.A. required college credit. After passing the C.P.A. exam, he began his professional career with Ernst & Young LLP in 1990.

Susan O. Chiang has been employed by SuperStock since 1987, serving as Executive Vice President since October 2005. Prior to that time she served as Senior Vice President and Vice President Finance. Mrs. Chiang received her BA degree from Cornell University and holds an MBA degree from New York University’s Stern School of Business.

A.D. “Bud” Albers has been a member of our Board of Directors since June 2005. Mr. Albers has been the Senior Vice President and Chief Technology Officer for MusicNet since March 2005, where he is responsible for overseeing the company’s full range of technical operations, including Program Management, Development, Test and Network Operations. Prior to that time and since March 2004, he served as the Senior Vice President and Chief Technology Officer for Seattle-based Drugstore.com where he was responsible for all aspects of their technology, including design, development and operations. Prior to that time and since February 2003, Mr. Albers provided consulting services offering product and corporate strategies involving digital media in both direct and consumer and “business-to-business” environment. Prior to that time and since August 1999, he served as the Senior Vice President and Chief Technology Officer for Getty Images, where he was responsible for leading a team of more than 300 professionals in the design, development and implementation of the world’s largest distribution platform for commercial imagery and stock video footage. Mr. Albers received his BS degree in Computer Science and Business Administration from McKendree College. Additionally, he studied technology management at Washington University.

Luke A. Allen has been a member of our Board of Directors since our inception. Since 1994, Mr. Allen has been President of C.R.Allen & Co., Inc., a private investment company with interests ranging from biotech, Internet, and software companies to radio and media. Since 1994, Mr. Allen has also been Chairman of Westbrook Technologies, Inc., a computer software company specializing in document management technology. Mr. Allen’s family controls LCA Capital Partners I, Inc., one of our stockholders. Mr. Allen received his BA degree from Duke University.

Vincent C. Butta has been a member of our Board of Directors since July 2001. He served as our Vice Chairman from March 2002 through May 2004, and also served as Chief Executive Officer from January 2001 through February 2002. He was consultant to us from February 2002 until May 2003. Since August 2005, Mr. Butta has served as Executive consultant and Chief Marketing Officer for DT Machines, a provider of digital content and entertainment. Prior to that time and since July 2004, Mr. Butta led Vincent Butta, LLC, providing professional executive management and marketing advisory services to several companies including Medivisor Communications, Genome Cosmetique, and Infuse Technologies. Prior to that time and since May 2003, Mr. Butta was the President of Dashing Diva, a retail Franchise and wholesale beauty and cosmetics company. Prior to that time and since February 2002, Mr. Butta was Chief Executive Officer of BFF Merchandising Group, a marketing and promotions company. From 1995 to 2000, Mr. Butta was employed by ADC, Inc., a point of purchase display manufacturing company, where he held senior sales and marketing positions and became President in 1999. Additionally, Mr. Butta acted as a consultant, principal and Board member of various privately-held businesses including business to business Internet companies, marketing companies, and other early stage companies. He received his BA degree in Marketing & Advertising from Pepperdine University.

Philip N. Garfinkle has been a member of our Board of Directors since June 2003 and has served as an advisor to us from September 2002 to June 2003. Since November 1999, Mr. Garfinkle has been President, Chief Executive Officer and Chairman of Navig8US.com LLC, an executive advisory company. Since April 2004, Mr. Garfinkle has been the Chairman and Chief Executive Officer of LogoVision LLC, a business management company. Since July 2004 he has been a partner in and advisor to Global Venture Partners, an investment company. Since May 2005, Mr. Garfinkle has been an Executive Advisor to MBA Management Inc., a business management company. From September 1999 to September 2000, Mr. Garfinkle was President and a member of the Board of Directors of Yazam.com Inc., a worldwide venture capital organization of which he was one of the founders and which was purchased by US Technologies in 2001. From September 1995 to May 2000, Mr. Garfinkle was President, Chief Executive Officer and Chairman of PictureVision, Inc., a digital imaging concern that introduced online photo processing to a consumer, which he founded and which was sold to Kodak in February 1998. He also served as general manager of Network Services for Kodak from February 1998 until August 1999. Mr. Garfinkle received his BS degree in commerce and engineering from Drexel University.

C. Donald Wiggins has been a member of our Board since April 2004. He is President of Business Valuation, Inc., a firm specializing in business valuations, and Heritage Capital Group, a firm specializing in mergers and acquisitions of middle market companies. He has been with both companies since 1989. He is a member of the American Society of Appraisers, the Financial Executives Institute, Association for Corporate Growth, the AICPA and the Florida Institute of CPAs. Mr. Wiggins has published in such journals as Valuation, Business Valuation Review, Financial Analysts Journal, Financial Executive, and Management Accounting. He holds the professional designations of ASA, CPA, and CVA and is a Licensed Real Estate Broker and Registered Securities Principal. Mr. Wiggins received his BBA and MBA degrees from Georgia Southern University and a DBA from Louisiana Tech University in 1976.

Audit Committee

The Board of Directors has established a separately designated stand alone audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which is currently comprised of Luke A. Allen, Philip N. Garfinkle and C. Donald Wiggins (committee chair). The Board of Directors has determined that C. Donald Wiggins is an audit committee financial expert.

Compliance with Section 16(a) of the Exchange Act

The Securities and Exchange Commission has adopted rules relating to the filing of ownership reports under Section 16 (a) of the Securities Exchange Act of 1934. One such rule requires disclosure of filings, which under the Commission’s rules, are not deemed to be timely. During the review of the reports filed by officers, directors and 10% holders of the Company it was determined that: Jonathan Gallen filed a late Form 3 upon becoming a 10% holder of our outstanding common stock and three late Form 4s, each Form 4 reporting one acquisition of our common stock; and Barron Partners LP filed a late Form 4 reporting three sales of our common stock. All other transactions were reported in a timely fashion.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics (the “Code”) that applies to our directors, officers and employees, including our Chief Executive Officer and Chief Financial Officer (our principal executive officer and principal financial and accounting officer, respectively). The Code is incorporated by reference as Exhibit 14 to this Form 10-KSB/A. A written copy of the Code will be provided upon request at no charge by writing to our Chief Financial Officer, 7660 Centurion Parkway, Jacksonville, Florida 32256.

Item 10. Executive Compensation

Executive Compensation

The following summary compensation table sets forth the aggregate compensation awarded to, earned by, or paid to our Principal Executive Officers serving during 2005 and to the other executive officers whose annual compensation exceeded $100,000 for 2005:

Name	Position	Year	Salary ($)		Other Annual Compensation ($)		Restricted Stock Awards ($)		Stock Options (#)

Albert H. Pleus	Chairman/Chief	2005	$118,000		—		$115,200	(a)	800,000
	Executive Officer	2004	$131,000	(a)	$30,000	(a)	—		1,505,514
		2003	—		$180,000	(a)	—		—

Thomas V. Butta	Vice-Chairman/	2005	$118,000		—		$144,000	(b)	800,000
	President/Prin. Fin. Officer	2004	$49,000		—		—		—

Haim Ariav	Chief Creative Officer	2005	$110,000		—		$30,000	(c)	400,000
		2004	$167,000	(c)	$9,000		—		577,941
		2003	$180,000	(c)			—		—

Susan O. Chiang	Executive Vice President,	2005	$93,000		—		$33,250	(d)	300,000
	SuperStock, Inc.	2004	$67,000	(d)	—		—		—

——————

(a)

For 2005, includes options pursuant to which Mr. Pleus is entitled to purchase 800,000 shares of our common stock at a purchase price of $0.30 per share. The pricing of such options was above the market trading value at the time of the grant. The options are exercisable as to 25% of the shares of the common stock on each of August 31, 2005, February 28, 2006, August 31, 2006 and February 28, 2007. In addition, Mr. Pleus was issued 960,000 shares of restricted common stock of which 800,000 shares are vested at December 31, 2005 and the balance of which vest in two equal parts for the two consecutive months thereafter beginning on January 1, 2006. The restricted shares and options granted vest immediately upon a change in control as defined; For 2004, includes $161,250 paid to Mr. Pleus, but excludes $122,500 ($32,500 in cash and $90,000 in common stock) which was earned in 2003 and 2002; For 2003, includes $75,000 of consulting fees paid to Mr. Pleus’ consulting firm, Whitney Holdings, Inc. and $105,000 of accrued but unpaid fees due to Whitney Holdings, Inc., but excludes $30,000 of 2002 consulting fees paid to Whitney Holdings, Inc. which were earned in 2002.

(b)

For 2005, includes an option pursuant to which Mr. Butta is entitled to purchase 800,000 shares of our common stock at a purchase price of $0.30 per share. The pricing of such options was above the market trading value at the time of the grant. The options are exercisable as to 25% of the shares of the common stock on each of August 31, 2005, February 28, 2006, August 31, 2006 and February 28, 2007. In addition, Mr. Butta was issued 1,200,000 shares of restricted common stock, which vest in equal amounts on each of June 30, 2005, September 30, 2005, December 31, 2005 and March 31, 2006. The restricted shares and options granted vest immediately upon a change in control as defined.

(c)

For 2005, includes an option pursuant to which Mr. Ariav is entitled to purchase 400,000 shares of our common stock at a purchase price of $0.30 per share. The pricing of such options was above the market trading value at the time of the grant. The options shall be exercisable as to 25% of the shares of the common stock on each of August 31, 2005, February 28, 2006, August 31, 2006 and February 28, 2007. In addition, Mr. Ariav was issued 250,000 shares of restricted common stock, which vest in four equal amounts on each of August 31, 2005, February 28, 2006, August 31, 2006 and February 28, 2007. The restricted shares and options granted vest immediately upon a change in control as defined; For 2004, includes $166,667 paid to Mr. Ariav, but excludes $105,000 ($70,000 in cash and $35,000 in common stock) which was earned in 2003; For 2003, includes $75,000 of salary paid to Mr. Ariav (no cash and $75,000 in common stock) and $105,000 of accrued but unpaid salary to Mr. Ariav, but excludes $45,000 of 2002 salary, that was paid which was earned in 2002.

(d)

For 2005, includes an option pursuant to which Ms. Chiang is entitled to purchase 300,000 shares of our common stock at a purchase price of $0.30 per share. The pricing of such options was above the market trading value at the time of the grant. The options are exercisable as to 25% of the total shares on each of November 1, 2005, February 28, 2006, August 31, 2006 and February 28, 2007. In addition, Ms. Chiang was issued 175,000 shares of restricted common stock, which vest in equal amounts on each of November 1, 2005, February 28, 2006, August 31, 2006 and February 28, 2007. The restricted shares and options granted vest immediately upon a change in control as defined. For 2004, includes salary since the February 2004 acquisition of SuperStock.

Stock Option/SAR Grants in Last Fiscal Year

The following table provides information on awards of stock options we made to the named executives during the last fiscal year.

Option/SAR Grants in Last Fiscal Year
Individual Grants

Name	Number of Securities Underlying Options/SARs Granted (#)	% of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or Base Price ($/Share)	Expiration Date

Albert H. Pleus	800,000	17.4	$0.30	April 2010
Thomas V. Butta	800,000	17.4	$0.30	April 2010
Haim Ariav	400,000	8.7	$0.30	April 2010
Susan O. Chiang	300,000	6.5	$0.30	September 2010

Stock Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Stock Option/SAR Values

The following table sets forth the total number of exercisable and unexercisable stock options held by each of our executive officers named in the Summary Compensation Table as of December 31, 2005. No options to purchase our common stock were exercised by any of our executive officers during 2005 and no stock appreciation rights were outstanding at December 31, 2005.

Aggregate Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs at FY-End (#) Exercisable/Unexercisable	Value of Unexercised In-the Money Options/SARs at FY-End ($) (1) Exercisable/Unexercisable

Albert H. Pleus	—	—	1,705,514/600,000	$68,200/$24,000
Thomas V. Butta	—	—	200,000/600,000	$8,000/$24,000
Haim Ariav	—	—	1,654,608/300,000	$105,600/$12,000
Susan O. Chiang	—	—	75,000/225,000	$3,000/$9,000

——————

(1)

Based upon the closing sales price of our common stock on December 31, 2005 of $0.34.

Director Compensation

From 2003 to May 2005, the outside directors did not receive any fees for attending Board meetings. As set forth below, certain directors have had consulting agreements with us. Each director was reimbursed for reasonable and necessary cost and expenses incurred as a result of being one of our Directors. As of May 1, 2005, we issued to each of our non-employee directors, based on the number of committees each served on, the number of shares of our restricted common stock listed in the table below and granted to each of these directors five-year stock options to purchase the number of shares of common stock indicated in the table below, which options are exercisable at $0.30 per share and which fully vest by December 1, 2005.

May 1, 2005 Option Grants

	Shares of Restricted Stock	Options to Purchase Common Stock

Luke A. Allen	140,000	140,000
Philip N. Garfinkle	140,000	140,000
C. Donald Wiggins	120,000	120,000
Vincent C. Butta	110,000	110,000

As of June 13, 2005, we issued Ardell D. Albers, a new non-employee director, 95,000 shares of our restricted common stock valued at $19,000 and granted him a five-year stock option to purchase 95,000 shares of common stock, which options are exercisable at $0.30 per share. The pricing of such options was above the market trading value at the time of the grant. The options fully vest by December 1, 2006. There is no set yearly compensation for directors and the compensation to be paid to directors for 2006 has not yet been determined.

Employment Contracts and Termination of Employment and Change in Control Arrangements

Mr. Pleus currently serves as our Chairman of the Board of Directors and Chief Executive Officer pursuant to an employment agreement with him dated as of May 1, 2005. The agreement provides for a term of 36 months unless earlier terminated in accordance with the terms of the agreement. Pursuant to the agreement, Mr. Pleus is entitled to receive an annual base salary of $125,000, subject to increases determined by our board of directors. In addition, the annual salary shall be increased to $150,000 based on our achieving certain revenue targets and attaining profitability during prescribed periods. Mr. Pleus was granted an option to purchase 800,000 shares of our common stock at a purchase price of $0.30 per share. The pricing of such options was above the market trading value at the time of the grant. The options are exercisable as to 25% of the shares of the common stock covered thereby on each of August 31, 2005, February 28, 2006, August 31, 2006 and February 28, 2007. In addition, Mr. Pleus was issued 960,000 restricted shares of common stock valued at $115,000 of which 800,000 shares vested by December 31, 2005 and the balance of which vest in equal parts for the two consecutive months thereafter. The employment agreement also (1) provides that the restricted shares and options granted shall vest immediately upon a change in control, as defined, and (2) includes a confidentiality covenant, a non-competition covenant and contains a prohibition on the solicitation of the employees, suppliers, vendors and customers of a21 and SuperStock. In connection with our entering into the employment agreement with Mr. Pleus, the parties agreed to terminate Mr. Pleus’ consulting agreement as of May 13, 2005. Mr. Pleus’ consulting agreement with us was for a term of 36 months and was due to expire on September 30, 2005. Pursuant to his consulting agreement, Mr. Pleus served as a consultant to us as well as our Chairman, effective as of October 1, 2002. Under the consulting agreement, Mr. Pleus was entitled to receive consulting fees at the rate of $15,000 per month payable in cash or common stock, subject to increase.

We entered into an employment agreement with Thomas V. Butta, our Vice Chairman and President and SuperStock’s Chief Executive Officer dated as of May 1, 2005. The agreement provides for a term of 36 months unless earlier terminated in accordance with the terms of the agreement. Pursuant to the agreement, Mr. Butta is entitled to receive an annual base salary of $125,000, subject to increases determined by our board of directors. In addition, the annual salary shall be increased to $150,000 based on our achieving certain revenue targets and attaining profitability during prescribed periods. Mr. Butta was granted an option to purchase 800,000 shares of our common stock at a purchase price of $0.30 per share. The pricing of such options was above the market trading value at the time of the grant. The options are exercisable as to 25% of the shares of the common stock covered thereby on each of August 31, 2005, February 28, 2006, August 31, 2006 and February 28, 2007. In addition, Mr. Butta was issued 1,200,000 restricted shares of common stock valued at $144,000, which vest in four equal amounts on each of June 30, 2005, September 30, 2005, December 31, 2005 and March 31, 2006. The employment agreement also (1) provides that the restricted shares and options granted vest immediately upon a change in control, as defined, and (2) includes a confidentiality covenant, a non-competition covenant and contains a prohibition on the solicitation of the employees, suppliers, vendors and customers of a21 and SuperStock.

We entered into an employment agreement with Haim Ariav, our Chief Creative Officer and SuperStock’s President and Chief Creative Officer dated as of May 1, 2005. The agreement provides for a term of 36 months unless earlier terminated in accordance with the terms of the agreement. Pursuant to the agreement, Mr. Ariav is entitled to receive an annual base salary of $110,000, subject to increases determined by the Chief Executive Officer of each of a21 and SuperStock. In addition, the annual salary shall be increased to $120,000 should we (i) enter into a new credit facility in excess of $500,000, or (ii) close an acquisition of a company whose trailing 12 month revenue prior to closing is in excess of $5,000,000, with a further increase in salary subject to the discretion of the Chief Executive Officer of each of a21 and SuperStock if we achieve certain revenue and profit targets during prescribed periods. Mr. Ariav was granted an option to purchase 400,000 shares of our common stock at a purchase price of $0.30 per share The pricing of such options was above the market trading value at the time of the grant and which options are exercisable as to 25% of the shares of the common stock covered thereby on each of August 31, 2005, February 28, 2006, August 31, 2006 and February 28, 2007. In addition, Mr. Ariav was issued 250,000 restricted shares of common stock valued at $30,000 which vest in equal amounts on each of August 31, 2005, February 28, 2006, August 31, 2006 and February 28, 2007. The employment agreement also (1) provides that the restricted shares and options granted vest immediately upon a change in control, as defined, and (2) includes a confidentiality covenant, a non-competition covenant and contains a prohibition on the solicitation of the employees, suppliers, vendors and customers of a21 and SuperStock.

We entered into an employment agreement with Susan O. Chiang, SuperStock’s Executive Vice President dated as of October 1, 2005. The agreement continues for a term of 36 months unless earlier terminated in accordance with the terms of the agreement. Pursuant to the agreement, Ms. Chiang is entitled to receive an annual base salary of $110,000, increasing to $120,000 on November 1, 2005, subject to increases as shall be determined by the Chief Executive Officers of a21 and SuperStock. Ms. Chiang was granted an option to purchase 300,000 shares of our common stock valued at $33,000 at a purchase price of $0.30 per share. The pricing of such options was above the market trading value at the time of the grant. The options are exercisable as to 25% of the total shares represented thereby on each of November 1, 2005, February 28, 2006, August 31, 2006 and February 28, 2007. In addition, Ms. Chiang was issued 175,000 restricted shares of common stock which vest in equal amounts on each of November 1, 2005, February 28, 2006, August 31, 2006 and February 28, 2007. The employment agreement also (1) provides that the restricted shares and options granted vest immediately upon a change in control as defined, and (2) includes a confidentiality covenant, a non-competition covenant and contains a prohibition on the solicitation of the employees, suppliers, vendors and customers of a21 and SuperStock.

We entered into an employment agreement with Thomas Costanza, our Vice President and Chief Financial Officer and SuperStock’s Executive Vice President and Chief Financial Officer, dated as of January 3, 2006. The agreement continues for a term of 36 months unless earlier terminated in accordance with its terms. Pursuant to the agreement, Mr. Costanza is entitled to receive an annual base salary of $114,000, subject to increases as shall be determined by the Chief Executive Officers of a21 and SuperStock. Mr. Costanza was granted an option to purchase 165,000 shares of our common stock at a purchase price of $0.34 per share. The pricing of such options was at the market trading value at the time of the grant. The options are exercisable as to 25% of the total shares represented thereby on each of June 30, 2006, December 31, 2006, June 30, 2007, and December 31, 2007. The employment agreement also (1) provides that the stock options granted shall vest immediately upon a change in control, as defined, and (2) includes a confidentiality covenant, a non-competition covenant and contains a prohibition on the solicitation of the employees, suppliers, vendors and customers of a21 and SuperStock.

Item 11. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth, as of March 27, 2006 each person known by us to be (i) the beneficial owner of more than five percent of our common stock, (ii) each of our directors, (iii) each of our executive officers, and (iv) all of our directors and executive officers as a group. Except as noted, each person has sole voting and investment power with respect to the shares shown.

5

Name and Address of Beneficial Owner(1)	Amount of Beneficial Ownership(2)		Percentage of Class

Albert H. Pleus	6,618,607	(3)	8.32%

Thomas V. Butta	2,194,284	(4)	2.82%

Haim Ariav	3,480,610	(5)	4.40%

Susan Chiang	1,382,885	(6)	1.77%

Ardell D. Albers	155,000	(7)	0.20%

Luke A. Allen	7,520,123	(8)	9.33%

Vincent C. Butta	1,335,500	(9)	1.73%

Philip N. Garfinkle	459,250	(10)	0.59%

LCA Capital Partners I, Inc. c/o Luke A. Allen 711 Fifth Avenue New York, NY 10022	6,364,624	(11)	7.91%

C. Donald Wiggins Heritage Capital Group, Inc. 225 Water Street, Suite 1250	290,000	(12)	0.38%

John Bohill	4,479,721	(13)	5.81%

Ahab Capital Management, Inc. 299 Park Avenue New York, NY 10171	20,200,000	(14)	26.21%

StarVest Partners L.P. 750 Lexington Avenue New York, NY 10022	12,500,000	(15)	16.22%

CRT Capital Group, LLC 262 Harbor Drive Stamford, CT 06902	3,855,019	(16)	5.00%

All Directors and Executive Officers as a Group (9 Persons)	23,436,259	(3)-(10) and (12)	28.24%

——————

 (1)

Except as otherwise stated, the address of a beneficial owner is c/o a21, Inc., 7660 Centurion Parkway, Jacksonville, Florida 32256.

(2)

Under the rules of the SEC, a person is deemed to be the beneficial owner of a security if such person has or shares the power to vote or direct the voting of such security or the power to dispose or direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities if that person has the right to acquire beneficial ownership within 60 days of the date from which beneficial ownership is calculated. Except as otherwise indicated the named entities or individuals have sole voting and investment power with respect to the shares of common stock beneficially owned.

(3)

Consists of 2,366,667 shares held directly by Mr. Pleus; 1,046,338 shares of our common stock held by Whitney Holdings, Inc. and 533,334 shares of our common stock held by Whitney Holdings Group LLC, which are controlled by Mr. Pleus; 133,334 shares held by the Albert Pleus Family Trust of which Mr. Pleus is trustee; options to purchase 1,905,514 shares of our common stock; and warrants held by Whitney Holdings, Inc. to purchase 633,420 shares of our common stock. Does not include 2,996,524 shares and warrants to purchase 3,368,100 shares of our common stock held by LCA Capital Partners I, Inc., in which Mr. Pleus is a minority stockholder and does not have either voting or investment power.

(4)

Consists of 1,485,000 shares held directly by Mr. Butta; 50,000 shares held by Mr. Butta’s immediate family; options to purchase 400,000 shares of our common stock; and warrants to purchase 259,283 shares of our common stock.

(5)

Consists of 316,667 shares held directly by Mr. Ariav; options to purchase 1,754,608 shares of our common stock; 1,163,005 shares of our common stock held by Glossy Finish LLC which is controlled by Mr. Ariav; and warrants held by Glossy Finish LLC to purchase 246,330 shares of our common stock.

(6)

Consists of 289,118 shares held directly by Ms. Susan Chiang and her husband Kai Chiang; warrants to purchase 17,436 shares; options to purchase 150,000 shares of our common stock; and participating preferred shares of SuperStock that are exchangeable into 926,331 shares of our common stock.

(7)

Consists of 95,000 shares held directly by Mr. Albers; and options to purchase 60,000 shares of our common stock.

(8)

Consists of 1,015,499 shares held directly by Mr. Allen; options to purchase 140,000 shares of our common stock; 2,996,524 shares and warrants to purchase 3,368,100 shares held by LCA Capital Partners I, Inc., which is controlled by Mr. Allen.

(9)

Consists of 1,085,500 shares held directly by Mr. Butta; and options to purchase 250,000 shares of our common stock.

(10)

Consists of 230,000 shares held directly by Mr. Garfinkle; 39,250 shares owned by the Philip Nathan Garfinkle Living Trust, for which Mr. Garfinkle is trustee; and options or warrants to purchase 190,000 shares of our common stock.

(11)

Consists of 2,996,524 shares and warrants to purchase 3,368,100 shares held by LCA Capital Partners I, Inc. which is controlled by Mr. Allen. Does not include any shares beneficially owned by Mr. Allen individually.

(12)

Consists of 170,000 shares held directly by Mr. Wiggins; and options to purchase 120,000 shares of our common stock.

(13)

Consists of 4,479,721 shares held by Clonure Limited which is controlled by Mr. Bohill.

(14)

Consists of 9,090,000 shares held by Ahab Partners, L.P.; and 11,110,000 shares held by Ahab International Ltd. Jonathan Gallen has the sole power to vote and direct the disposition of the shares of our common stock held by Ahab Partners, L.P. and Ahab International Ltd.

(15)

Consists of 12,500,000 shares held by StarVest Partners, L.P. Deborah Farrington, Jeanne Sullivan and Laura Sachar possess voting and dispositive power over the shares held by StarVest Partners, L.P.

(16)

Consists of 3,855,019 shares held by CRT Capital Group, LLC. Christopher Young is the Managing Partner of CRT Capital Group.

Equity Compensation Plan Information

Below is a summary of options outstanding and options available for future issuance at December 31, 2005:

Plan Category	Number of Securities to Be Issued Upon Exercise of Options, Warrants & Rights Weighted Outstanding	Average Exercise Price	Number of Shares Available for Future Issuance(1)

Equity compensation plans approved by security holders	1,335,000	$0.25	496,264
Equity compensation plans not approved by security holders(2)	7,342,938	$0.32	1,869,684

——————

(1)

The formula used to calculate the 496,264 share available for future issuance is the total 3,000,000 shares authorized for issuance under the our 2002 Stock Option Plan  less options and shares granted under the 2002 Stock Option Plan, not inculding those assumed in connection with business combinations, plus options that have lapsed, less 1,168,736 shares granted to our consultants, employees, officers, and directors. The formula used to calculate the 1,869,684 shares available for future issuance is the total 6,000,000 shares authorized for issuance under the our 2005 Stock Option Plan less options granted under the 2002 Stock Option Plan, not including those assumed in connection with business combinations, plus options that have lapsed, less 4,130,316 shares granted to our employees, officers, and directors.

(2)

Represents options to purchase shares remaining under grants made outside of our 2002 Stock Option Plan and 2005 Stock Option Plan from 2000 through 2005 to employees, directors and officers. The 2005 Stock Option Plan was approved by stockholders in February 2006. Options issued under the 2005 plan are not considered outstanding for GAAP purposes until approved by the stockholders.

Item 12. Certain Relationships and Related Transactions

Stockholder Transactions with the Company

From time to time certain of our stockholders, officers and directors have loaned us funds on terms that we believe are as favorable to us as could have received from unrelated third parties.

On November 17, 2005, we consummated an arrangement with certain of its existing stockholders, Ahab International, Ltd. and Ahab Partners, L.P. (collectively “Ahab”). As part of this arrangement, SuperStock, Inc. and the Company entered into an agreement dated November 8, 2005 with Ahab pursuant to which the stockholders pledged an aggregate principal amount of $690,000 in the form of certificate of deposits (the “CDs”). The CDs replaced the deposits maintained by SuperStock which secured the letter of credit issued in lieu of the security deposit per the capital lease agreement for our headquarters facility. The agreement and CDs each are for three year terms. In addition to interest, which is equivalent to the interest earned on the CDs plus 10% payable annually, the investors received 200,000 shares of our common stock valued at $66,000. In connection with the arrangement, SuperStock entered into a security agreement pursuant to which the stockholders maintain a security interest in collateral. As such, SuperStock has guaranteed the stockholders in the event any liquidation of the security deposit was to occur.

From February 2002 through March 2003, LCA Capital Partners I, Inc., the beneficial owner of more than 5% of our common stock, a company controlled by Luke A. Allen, a Director, and in which Albert H. Pleus, our Chairman and Chief Executive Officer, is a minority stockholder, advanced funds to us, which includes subsequently accrued interest totaling $490,000. In January 2004, LCA agreed to convert $450,000 of the amounts owed by us into 2,250,000 shares of our common stock. LCA has been issued warrants to purchase 201,000 shares of our common stock at prices from $0.20 to $0.30 in conjunction with the original notes. The balance due on the notes (less the $450,000) was repaid on June 30, 2004.

Thomas V. Butta, our Vice Chairman and President, loaned to us $25,000 during 2003, which he subsequently, in February 2004, converted into 125,000 shares of our common stock under the same terms and conditions as Barron Partners, L.P., which invested $3.0 million. The balance due on the note not converted to equity, representing nominal interest, was repaid June 2004. Albert H. Pleus, our Chairman and Chief Executive Officer and Luke A. Allen, a Director, also directly loaned to us $15,000 and $30,000 during 2003, which loan was repaid in June 2004.

Item 13. Exhibits and Reports on Form 8-K

Exhibits

Exhibit Number	Description of Exhibit

3.1(a)	Articles of Incorporation of a21, Inc., as filed with the Secretary of State of the State of Texas on October 29, 1998(1)
3.1(b)	Amendment to Articles of Incorporation of a21, Inc., as filed with the Secretary of State of the State of Texas filed on May 2, 2002(2)
3.2	Bylaws of a21, Inc., as amended to date(3)
4.1	Form of Amended and Restated Common Stock Purchase Warrant(13)
10.1*	2002 Directors, Officers and Consultants Stock Option, Stock Warrant and Stock Award Plan(4)
10.2*	Amendment No. 1 to a21, Inc. 2002 Directors, Officers and Consultants Stock Option, Stock Warrant and Stock Award Plan(5)
10.3	Sale and Purchase Agreement, dated as of April 1, 2004, by and between SuperStock, Inc., as Seller, and NL Ventures IV, L.P., as Purchaser(6)
10.4	Lease Agreement, dated as of June 30, 2004, between NL Ventures IV Centurion, L.P., as Landlord, and SuperStock, Inc., as Tenant(7)
10.5*	Employment Agreement between a21, Inc., SuperStock, Inc. and Susan Chiang(8)
10.6*	Employment Agreement between a21, Inc., SuperStock, Inc. and Albert Pleus(12)
10.7*	Employment Agreement between a21, Inc., SuperStock, Inc. and Thomas C. Butta(12)
10.8*	Employment Agreement between a21, Inc., SuperStock, Inc. and Haim Ariav(12)
10.9*	Employment Agreement between a21, Inc., SuperStock, Inc. and Thomas Costanza(11)
10.10	Loan Agreement dated as of November 8, 2005 among a21, Inc., SuperStock, Inc., Ahab International, Ltd. and Ahab Partners, L.P.(9)
10.11	Notes dated as of November 8, 2005 between SuperStock, Inc. and each of Ahab International, Ltd. and Ahab Partners, L.P.(9)
10.12	Security Agreement dated as of November 8, 2005 between SuperStock, Inc. and Ahab Partners, L.P., as agent(9)
10.13	Intercreditor Agreement dated as of November 8, 2005, among Cohanzick Credit Opportunities Master Fund Ltd., Gabriel Capital, L.P., John L. Steffens, Ahab Partners, L.P and Ahab International, Ltd.(9)
10.14	Share Purchase Agreement between Louis Anthony Lockley Ingram, John Bohill, Cathal John Sheehy, SuperStock Limited and a21, Inc., dated October 12, 2005(10)
10.15	Sale and Purchase Agreement between Clonure Limited and SuperStock Limited dated October 12, 2005(10)
10.16	Minority Sale and Purchase Agreement between Andrew Eric Lawson Smith and SuperStock Limited dated October 12, 2005(10)
10.17	Minority Sale and Purchase Agreement between David Jeffrey, Sumi Jeffrey and SuperStock Limited dated October 12, 2005(10)
10.18	Minority Sale and Purchase Agreement between Ruth Ingram and SuperStock Limited dated October 12, 2005(10)
10.19	Subscription Agreement by Clonure Limited dated October 12, 2005(10)
10.20	Subscription Agreement by Louis Ingram dated October 12, 2005(10)
10.21	Subscription Agreement by David Jeffery dated October 12, 2005(10)
10.22	Exchange Agreement between a21, Inc., Clonure Limited, Louis Anthony Lockley Ingram and David Jeffrey dated October 12, 2005(10)
10.23	Service Agreement between LCJ Acquisitions Limited and Cathal Sheehy, dated October 12, 2005(10)
10.24	Service Agreement between LCJ Acquisitions Limited and John Bohill, dated October 12, 2005(10)
10.25	Service Agreement between LCJ Acquisitions Limited and Louis Ingram, dated October 12, 2005(10)
10.26	Form of Amended and Restated Non-negotiable 12% Promissory Note(13)
14.	Code of Ethics
21.1	Subsidiaries of the Registrant
23.1	Consent of BDO Seidman, LLP
23.2	Consent of Baker Tilly
23.3	Consent of Eisner LLP
31.1	Certification of the Chief Executive Officer (Principal Executive Officer) pursuant to Rule 13a-14(a) of the Securities Exchange Act, as amended
31.2	Certification of the Chief Financial Officer (Principal Financial Officer) pursuant to Rule 13a-14(a) of the Securities Exchange Act, as amended
32.1	Certification of the Chief Executive Officer pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
32.2	Certification of the Chief Financial Officer pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

——————

*

Management contract or compensatory plan or arrangement.

(1)

Incorporated herein by reference to the Registrant’s Registration Statement on Form SB-2, filed on
December 1, 1998.

(2)

Incorporated herein by reference to the Registrant’s Current Report on Form 8-K dated April 30, 2002, filed on May 15, 2002.

(3)

Incorporated herein by reference to the Registrant’s Registration Statement on Form SB-2, filed on
December 1, 1998.

(4)

Incorporated herein by reference to the Registrant’s Registration Statement on Form S-8, filed on April 25, 2002.

(5)

Incorporated herein by reference to the Registrant’s Registration Statement on Form S-8, filed on July 18, 2002.

(6)

Incorporated herein by reference to the Registrant’s Annual Report on Form 10-KSB, filed on April 14, 2004.

(7)

Incorporated herein by reference to the Registrant’s Current Report on Form 8-K, filed on July 13, 2004.

(8)

Incorporated herein by reference to the Registrant’s Current Report on Form 8-K, filed on October 25, 2005.

(9)

Incorporated herein by reference to the Registrant’s Current Report on Form 8-K, filed on November 23, 2005.

(10)

Incorporated herein by reference to the Registrant’s Current Report on Form 8-K/A, filed on December 27, 2005

(11)

Incorporated herein by reference to the Registrant’s Current Report on Form 8-K, filed on January 9, 2006.

(12)

Incorporated herein by reference to the Registrant’s Current Report on Form 8-K, filed on May 13, 2005.

(13)

Incorporated herein by reference to the Registrant’s Current Report on Form 8-K, filed on June 30, 2006

Item 14. Principal Accountant Fees and Services

During the fiscal years ended December 31, 2003 and 2004, our principal independent registered public accounting firm was Eisner LLP. Thereafter, our principal independent registered public accounting was BDO Seidman, LLP. The services of each were provided in the following categories and amounts:

Audit Fees

The aggregate fees billed by BDO Seidman for the audit of our annual consolidated financial statements for the fiscal year ended December 31, 2005 was approximately $210,000; this includes amounts for an interim review of Form 10-QSB, review of SEC correspondence, review of Form SB-2 draft, and the audit of the consolidated financial statements for 2005. Approximately 60% of the total hours spent on audit services for the Company for the year ended December 31, 2005 were spent by the Griggs Group, LLP, members of the BDO alliance network of firms. Such members are not full time, permanent employees of BDO.

The audit fees billed by Eisner LLP for the audit of our annual consolidated financial statements for the fiscal year ended December 31, 2004 were $245,000; this includes amounts for quarterly reviews of Forms 10-QSB, Form SB-2, Form 10-KSB/A and consents for SEC filings.

Audit Related Fees

BDO Seidman LLP or the Griggs Group, LLP did not perform any audit related services during the fiscal year ended December 31, 2005. Audit related services performed by Eisner LLP during the fiscal year ended
December 31, 2004 for accounting research totaled $19,000.

Tax Fees

No fees for tax return preparation were paid to an independent registered public accounting firm for the years ending December 31, 2005 and 2004.

All Other Fees

There were no other fees paid to an independent registered public accounting firm for the years ended December 31, 2005 and 2004.

Pre-Approval of Services

The Audit Committee pre-approves all services, including both audit and non-audit services, provided by our independent registered accountants. For audit services, each year the independent registered accounting firm provides the Audit Committee with an engagement letter outlining the scope of the assurance services proposed to be performed during the year, which must be formally accepted by the Committee before assurance services commences. The independent registered accounting firm also submits an assurance services fee proposal, which also must be approved by the Committee before the assurance services commences.

6

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

a21, Inc.

April 24, 2006	By:	/s/ Albert H. Pleus
Albert H. Pleus Chief Executive Officer (Principal Executive Officer)

	By:	/s/ Thomas Costanza
Thomas Costanza (Principal Financial Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Signature	Title (Capacity)	Date

/s/ Albert H. Pleus	Chairman and Chief Executive Officer	April 24, 2006
Albert H. Pleus	(Principal Executive Officer), and Director

/s/ Thomas Costanza	Vice President, Chief Financial Officer	April 24, 2006
Thomas Costanza	(Principal Financial and Accounting Officer)

/s/ Thomas V. Butta	Vice Chairman, President, and Director	April 24, 2006
Thomas V. Butta

/s/ Haim Ariav	Chief Creative officer and Director	April 24, 2006
Haim Ariav

/s/ Ardell D. Albers	Director	April 24, 2006
Ardell D. Albers

/s/ Luke A. Allen	Director	April 24, 2006
Luke A. Allen

/s/ Vincent C. Butta	Director	April 24, 2006
Vincent C. Butta

/s/ Philip N. Garfinkle	Director	April 24, 2006
Philip N. Garfinkle

/s/ C. Donald Wiggins	Director	April 24, 2006
C. Donald Wiggins

7

INDEX TO FINANCIAL STATEMENTS

Page

Report of Independent Registered Public Accounting Firm	F-1

Report of Subsidiary’s Independent Registered Public Accounting Firm	F-2

Report of previous Independent Registered Public Accounting Firm	F-3

Consolidated balance sheets as of December 31, 2005 and 2004	F-4

Consolidated statements of operations for the years ended December 31, 2005 and 2004	F-6

Consolidated statements of changes in stockholders’ equity (capital deficiency) and comprehensive (loss) income for the years ended December 31, 2005 and 2004	F-7

Consolidated statements of cash flows for the years ended December 31, 2005 and 2004	F-9

Notes to consolidated financial statements	F-12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors
a21 Inc. and Subsidiaries
Jacksonville, FL

We have audited the consolidated balance sheet of a21 Inc. and Subsidiaries (the “Company”) as of
December 31, 2005 and the related consolidated statement of operations, stockholders’ equity (capital deficiency) and comprehensive (loss) income and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We did not audit the financial statements of SuperStock Limited, which statements reflect 29% of total assets as of December 31, 2005 and 16% of total revenues for the year then ended. Those statements were audited by another auditor whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included for SuperStock Limited, is based solely on the report of the other auditor.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our audit also included examining, on a test basis, evidence supporting the translation of SuperStock Limited’s financial statements from British pounds to United States dollars. We believe that our audit and the report of the other auditor provide a reasonable basis for our opinion.

In our opinion, based on our audit and the report of other auditor, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of a21 Inc. and Subsidiaries at December 31, 2005, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note B to the financial statements, the Company has suffered recurring losses from operations and has a working capital deficit at December 31, 2005 that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note B. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ BDO Seidman, LLP
Charlotte, NC
April 3, 2006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors
SuperStock Limited
London, UK

We have audited the consolidated balance sheet of SuperStock Limited and Subsidiaries (the “Company”) as of December 31, 2005 and the related consolidated statement of income, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, based on our audit, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of SuperStock Limited and Subsidiaries at December 31, 2005, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Baker Tilly
London, UK
April 13, 2006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders
a21, Inc. and Subsidiaries

We have audited the accompanying consolidated balance sheet of a21, Inc. and subsidiaries (the “Company”) as of December 31, 2004 and the related consolidated statements of operations, changes in stockholders’ equity (capital deficiency) and comprehensive (loss) income and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of a21, Inc. and subsidiaries as of December 31, 2004 and the consolidated results of their operations and their consolidated cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Eisner LLP
New York, New York
March 11, 2005

With respect to Note S (which is not
presented herein) September 15, 2005

a21, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS
($ in thousands)

	December 31,
	2005	2004

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$1,194	$717
Accounts receivable, net allowance for doubtful accounts of $57 and $50	1,840	1,462
Inventory	156	—
Prepaid expenses and other current assets	277	200
Income tax receivable	—	108
Total current assets	3,467	2,487
Land and building, net	7,153	7,329
Property and equipment, net	449	547
Photo collection, net	1,715	2,198
Goodwill	2,263	1,049
Contracts with photographers, net	929	1,133
Deferred rent receivable	541	—
Long-term notes receivable	15	18
Intangible assets, net	3,882	92
Other	100	101
Restricted cash	—	600
Total assets	$20,514	$15,554

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Notes payable, unsecured	$1,050	$—
Accounts payable	1,351	872
Accrued wages and payroll taxes	113	147
Accrued interest	104	187
Accrued purchase price payable	156	201
Royalties payable	1,180	979
Foreign income taxes payable	206	—
Current portion of promissory note payable	33	32
Warrant liability	187	—
Other	33	—
Total current liabilities	4,413	2,418

LONG-TERM LIABILITIES
Loan payable from sale-leaseback of building, less current portion	7,438	7,458
Convertible subordinated notes payable, net—Related party	—	520
Senior secured notes payable, net—Related party	2,316	—
Notes payable, unsecured, net—Related party	—	1,040
Promissory note payable, less current portion	34	67
Other	92	61
Total liabilities	14,293	11,564

The accompanying notes are an integral part of these Consolidated Financial Statements.

a21, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS – (continued)
($ in thousands, except per share amounts)

	December 31,
	2005	2004

COMMITMENTS AND CONTINGENCIES
MINORITY INTEREST	2,800	2,800
STOCKHOLDERS’ EQUITY
Preferred stock; $.001 par value; 100,000 shares authorized; 14,480 and 0 shares issued and outstanding at December 31, 2005 and 2004, respectively (aggregate liquidation value $1,448 at December 31, 2005)	—	—
Common stock; $.001 par value; 100,000,000 shares authorized; 74,115,012 and 41,816,012 shares issued at December 31, 2005 and 2004, respectively and 70,435,237 and 38,136,237 shares outstanding at December 31, 2005 and 2004, respectively	74	42
Treasury stock (at cost, 3,679,775 shares)	—	—
Additional paid-in capital	17,583	10,599
Deferred compensation	(115)	—
Accumulated deficit	(14,185)	(9,411)
Accumulated comprehensive income (loss)	64	(40)
Total stockholders’ equity	3,421	1,190
Total liabilities and stockholders’ equity	$20,514	$15,554

The accompanying notes are an integral part of these Consolidated Financial Statements.

a21, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS
($ in thousands, except per share amounts)

	Twelve Months Ended December 31,
	2005	2004

Revenue	$9,563	$7,475

Cost of revenue (excludes amortization expense of $941 and $580)	3,090	2,241
Selling, general and administrative	7,401	5,929
Depreciation and amortization	1,683	1,127
TOTAL OPERATING EXPENSES	12,174	9,297

OPERATING LOSS	(2,611)	(1,822)

Interest expense	(1,380)	(1,443)
Warrant expense	(173)	—
Other (expense) income, net	(505)	45

NET LOSS BEFORE INCOME TAX (EXPENSE) BENEFIT	(4,669)	(3,220)

Income tax (expense) benefit	(105)	729

NET LOSS	(4,774)	(2,491)

Disproportionate deemed dividends	(219)	—

NET LOSS ATTRIBUTED TO COMMON STOCKHOLDERS	$(4,993)	$(2,491)

NET LOSS ATTRIBUTED TO COMMON STOCKHOLDERS PER SHARE, BASIC AND DILUTED	$(0.10)	$(0.07)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING, BASIC AND DILUTED	47,723,202	35,031,876

The accompanying notes are an integral part of these Consolidated Financial Statements.

a21, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY
(CAPITAL DEFICIENCY) AND COMPREHENSIVE (LOSS) INCOME
($ in thousands)

	Preferred Stock		Common Stock		Treasury Stock		Additional Paid-In Capital	Deferred Compensation	Accumulated Deficit	Accumulated Other Comprehensive Income/ (Loss)	Total
	Number of Shares	Amount	Number of Shares	Amount	Number of Shares	Amount

Balance at December 31, 2003	—	$—	22,707	$23	(3,680)	$—	$5,388	$—	$(6,920)	$—	$(1,509)
Issuance of common stock for services	—	—	40	—	—	—	10	—	—	—	10
Issuance of common stock for cash, net	—	—	15,000	15	—	—	2,775	—	—	—	2,790
Issuance of common stock for repayment of notes payable to affiliates	—	—	2,375	2	—	—	473	—	—	—	475
Issuance of common stock for equity placement costs	—	—	450	1	—	—	—	—	—	—	1
Issuance of common stock in settlement of accrued compensation and compensation expense to officers and consultants	—	—	670	1	—	—	146	—	—	—	147
Issuance of common stock to the sellers of SuperStock	—	—	524	—	—	—	137	—	—	—	137
Issuance of common stock pursuant to the exercise of options	—	—	50	—	—	—	13	—	—	—	13
Issuance of warrants to the holders of unsecured notes payable	—	—	—	—	—	—	31	—	—	—	31
Issuance of warrants to the holders of unsecured notes payable and convertible subordinated notes payable	—	—	—	—	—	—	390	—	—	—	390
Beneficial conversion feature related to convertible subordinated notes payable	—	—	—	—	—	—	1,105	—	—	—	1,105
Issuance of options for consulting services	—	—	—	—	—	—	48	—	—	—	48
Issuance of warrants for costs incurred in connection with the acquisition of SuperStock	—	—	—	—	—	—	83	—	—	—	83
Net loss	—	—	—	—	—	—	—	—	(2,491)	—	(2,491)
Foreign currency translation adjustment	—	—	—	—	—	—	—	—	—	(40)	(40)
Comprehensive loss	—	—	—	—	—	—					(2,531)
Balance at December 31, 2004	—	$—	41,816	$42	(3,680)	$—	$10,599	$—	$(9,411)	$(40)	$1,190

The accompanying notes are an integral part of these Consolidated Financial Statements.

a21, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY
(CAPITAL DEFICIENCY) AND COMPREHENSIVE (LOSS) INCOME – (continued)
($ in thousands)

	Preferred Stock		Common Stock		Treasury Stock		Additional Paid-In Capital	Deferred Compensation	Accumulated Deficit	Accumulated Other Comprehensive Income/(Loss)	Total
	Number of Shares	Amount	Number of Shares	Amount	Number of Shares	Amount

Issuance of warrants to the holders of unsecured notes payable	—	$—	—	$—	—	$—	$18	$—	$—	$—	$18
Reduction in additional paid-in capital for beneficial conversion feature in connection with extinguishment of convertible subordinated notes payable	—	—	—	—	—	—	(263)	—	—	—	(263)
Issuance of warrants to the holders of senior secured notes payable	—	—	—	—	—	—	3	—	—	—	3
Issuance of restricted stock to directors and officers	—	—	3,190	3	—	—	400	(403)	—	—	—
Issuance of restricted stock for investor relations fees	—	—	150	—	—	—	28		—	—	28
Amortization of deferred compensation	—	—	—	—	—	—	—	288	—	—	288
Charge for the cost of variable option compensation	—	—	—	—	—	—	139	—	—	—	139
Issuance of common stock for cash	—	—	8,000	8	—	—	1,192	—	—	—	1,200
Stock options exercised	—	—	25	—	—	—	5	—	—	—	5
Stock warrants exercised	—	—	17,114	17	—	—	3,149	—	—	—	3,166
Issuance of preferred stock as part of purchase price of Ingram (convertible into shares of a21 at a minimum price of $0.50/share)	14	—	—	—	—	—	1,274	—	—	—	1,274
Issuance of common stock in conjunction with the acquisition of Ingram Publishing Limited	—	—	3,620	4	—	—	973	—	—	—	977
Issuance of restricted stock for finance costs	—	—	200	—	—	—	66	—	—	—	66
Net loss	—	—	—	—	—	—	—	—	(4,774)	—	(4,774)
Foreign currency translation adjustment	—	—	—	—	—	—	—	—	—	104	104
Comprehensive loss											(4,670)
Balance at December 31, 2005	14	$—	74,115	$74	(3,680)	$—	$17,583	$(115)	$(14,185)	$64	$3,421

The accompanying notes are an integral part of these Consolidated Financial Statements.

a21, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOW
($ in thousands)

	For the Years Ended December 31,
	2005	2004

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(4,774)	$(2,491)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,683	1,127
Loss from disposal of property and equipment	69	—
Amortization of finance costs	82	787
Write-down of notes receivable and advance to stockholder	—	64
Compensation from the prior issuance of variable options	139	—
Compensation from the issuance of options and warrants	18	48
Deferred compensation	288	—
Common stock issued for services	23	21
Amortization of debt discount related to notes payable	106	—
Loss on extinguishment of debt	371	—
Deferred income taxes, net	—	(729)

Changes in assets and liabilities excluding business acquisitions:
Accounts receivable	160	(210)
Inventory	(91)	—
Prepaid expenses and other current assets	(7)	(131)
Income tax receivable	108	(108)
Long-term assets	—	176
Deferred rent receivable	(541)	—
Accounts payable and accrued expenses	355	(55)
Accrued interest	(83)	—
Security deposit	—	61
Income tax payable	4	—
Warrant liability	173	—
Restricted cash	—	(600)
Other	21	—
NET CASH USED IN OPERATING ACTIVITIES	(1,896)	(2,040)

The accompanying notes are an integral part of these Consolidated Financial Statements.

a21, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOW – (continued)
($ in thousands)

	For the Years Ended December 31,
	2005	2004

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of SuperStock, net of cash balance of $1,151 of SuperStock at date of acquisition	—	(1,417)
Restricted cash	600	—
Acquisition of Ingram, net of cash balance of $76 of Ingram at date of acquisition	(1,487)	—
Investment in building	(232)	(21)
Investment in property and equipment	(107)	(322)
NET CASH USED IN INVESTING ACTIVITIES	(1,226)	(1,760)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from sale-leaseback of land and building accounted for as a loan payable	—	7,516
Lease payments accounted for as repayment of loan payable	—	(60)
Proceeds from senior secured notes payable—related party	2,250	—
Payment of Ingram debt	(1,548)	—
Payment of convertible subordinated notes payable	(1,250)	—
Net proceeds from sale of common stock and warrants	4,371	2,790
Proceeds from issuance of unsecured notes payable and warrants	—	1,050
Proceeds from issuance of convertible subordinated notes payable and warrants	—	1,250
Payment of revolving credit line	—	(1,700)
Payment of unsecured notes payable to affiliates	—	(160)
Payment of seller note payable	—	(1,576)
Payment on earn-out accrual	(201)	—
Payment of promissory note payable	(33)	—
Payment of note payable to bank	—	(4,554)
Other	16	—
NET CASH PROVIDED BY FINANCING ACTIVITIES	3,605	4,556

EFFECT OF EXCHANGE RATES ON CASH AND CASH EQUIVALANTS	(6)	(40)
NET INCREASE IN CASH	477	716
CASH AT BEGINNING OF PERIOD	717	1

CASH AT END OF PERIOD	$1,194	$717

The accompanying notes are an integral part of these Consolidated Financial Statements.

a21, Inc. and Subsidiaries

CONSOLIDATED STATEMENTS OF CASH FLOW – (continued)
($ in thousands)

	For the Years Ended December 31,
	2005	2004

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Income taxes paid (refunded)	$(3)	$108
Interest paid	1,251	103
SUPPLEMENTAL DISCLOSURE OF NON-CASH FINANCING AND INVESTING ACTIVITIES:
Issuance of equity for:
Repayment of notes payable to affiliates	—	424
Issuance of common stock for consulting service	29	—
Issuance of common stock for lease financing arrangement	66	—
Issuance of common stock for accrued interest on notes payable to affiliates	—	51
Issuance of common stock for accrued compensation	—	136
Issuance of common stock for placement costs in connection with the sale of common stock	—	13
Issuance of common stock as part of SuperStock acquisition	—	137
Issuance of common stock as part of Ingram acquisition (see Note C)	977	—
Issuance of preferred stock as part of Ingram acquisition (see Note C)	1,274	—
Deferred compensation	403	—
Modification of warrants in connection with senior secured notes payable	17	—
Debt discount recorded for the issuance of warrants in connection with unsecured note payable and convertible subordinated notes payable	—	422
Debt discount recorded for beneficial conversion of convertible subordinated notes payable	—	1,105
Issuance of warrants as part of acquisition cost of SuperStock	—	83
Note payable to sellers on acquisition of SuperStock	—	1,576
Accrual for earn-out provision	156	201
Issuance of promissory note payable in connection with acquisition of SuperStock	—	100
Minority interest	—	2,800
Acquisition of SuperStock (See Note C)	—	7,477
Adjustment to goodwill for reduction in valuation allowance for tax asset	—	301
Charge for variable option compensation	139	—
Issuance of warrants to holders of unsecured notes	18	—
Issuance of warrants to holders of senior secured notes payable	3	—

The accompanying notes are an integral part of these Consolidated Financial Statements.

Note A — The Company and Description of Business

a21, Inc. (the “Company”) was incorporated in the State of Texas on October 28, 1998, under the name Saratoga Holdings I, Inc. The Company licenses and acquires stock photography for worldwide distribution to advertisers and publishers through sublicense and license agreements.

On April 18, 2002, Agence 21, Inc. (“Agence”) entered into an exchange agreement with Saratoga Holdings I, Inc. (“Saratoga”), a Texas corporation and a publicly traded company, and a21 Acquisition LLC (“A21 Acquisition”), a wholly owned subsidiary of Saratoga. Prior to the closing of the exchange, A21 Acquisition held 12,925,000 shares of Saratoga, its parent company, which represented 87.4% of Saratoga’s outstanding common stock.

On April 30, 2002, pursuant to the exchange agreement, the stockholders of Agence exchanged 26,236,000 shares (84.3%) of the common stock of Agence and 1,500,000 shares (100%) of preferred stock of Agence on a basis of three shares of Agence for each share of common stock of Saratoga held by A21 Acquisition. The aggregate of 9,245,000 shares of the Company’s common stock issued to Agence’s stockholders represented 83.3% of the outstanding common stock of Saratoga. The minority stockholders of Agence hold 4,887,000 shares (the “Nonexchanged Shares”) of common stock in Agence representing a 15.7% minority interest in the subsidiary, which the holders could have exchanged into 1,629,000 common shares of the Company prior to the expiration of the exchange agreement. 4,062,000 of the Nonexchanged Shares were issued to a founder upon formation of Agence. 825,000 of the Nonexchanged Shares were issued as consideration for services.

The exchange was accounted for as a reverse acquisition, since the former stockholders of Agence acquired a majority of the outstanding common stock of Saratoga. Accordingly, the combination of Agence and Saratoga was recorded as a recapitalization of Agence pursuant to which Agence is treated as the continuing entity for accounting purposes, and the historical financial statements are those of Agence. a21 Acquisition and Agence continue to operate as wholly and majority owned subsidiaries of the registrant. Agence has no operations, and is not likely to in the foreseeable future.

Effective with the closing of the exchange, Saratoga changed its name to a21, Inc.

Through our subsidiary SuperStock, the Company aggregates visual content from photographers, photography agencies, archives, libraries and private collections and license the visual content to our customers. The Company’s customer base consists of four major groups: creative (advertising and design agencies), editorial (publishing and media entities), corporate (in-house communications departments and outside corporate communications firms) and consumers (the general public). The Company’s products are sold directly and through a global network of distributors in over 100 countries.

The Company’s subsidiary Ingram is a UK-based provider of subscription, CD-ROM and individual royalty free images as well as vector graphics and fonts, vehicle online templates, and print price guides for the worldwide graphics design, printing, sign making, advertising and publishing communities.

Note B — Summary of Significant Accounting Policies

[1] Basis of presentation/going concern

Through February 2004, the Company was considered a “development stage enterprise” in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 7, “Accounting and Reporting by Development Stage Enterprises.” As a result of its acquisition of SuperStock, Inc. and subsidiaries (“SuperStock”) on February 29, 2004, the Company commenced planned principal operations and as such it is no longer considered to be a development stage enterprise in accordance with SFAS No. 7.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. The Company has sustained significant recurring losses and at December 31, 2005, had an accumulated deficit of $14.2 million and a working capital deficit of $946,000 that raise substantial doubt about its ability to continue as a going concern and as such caused the Company’s independent registered public accounting firm to include a going concern explanatory paragraph in their report in connection with their audit of the Company’s financial statements for the year ended December 31, 2005. The Company estimates it will generate and require approximately $14 million from operations in 2006. Should the Company need more or generate less cash, it will need additional funding to cover any potential shortfall. In addition, the Company will need to raise cash from equity and debt financings in order to fund any acquisitions or shortfall from cash from operations. If the Company is unable to secure any required funding, it will not be able to implement its business plan and may not be able to conduct business as a going concern.

The consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts or classification of liabilities that might be necessary should the Company be unable to continue as a going concern. The Company’s continuation as a going concern is dependent upon its ability to generate sufficient cash flows to meet its obligations on a timely basis, to obtain additional financing as may be required and ultimately to attain profitable operations and positive cash flows. The Company’s future plans include the development of its distribution channel leveraging its owned and licensed image content offering, and the production and acquisition of new in-demand image content to be made available to both direct and distribution customers. Additionally, the Company is in discussions with several potential acquisition targets that, if successful, could result in an enhanced market position and incremental cash flow from operations. However, there can be no assurance that these efforts will be successful.

The Company continues to incur operating expenses to enhance its market position and expand its product offering by producing or acquiring newer, in-demand image content to its customers. The Company may have to seek additional funding sooner than expected. There can be no assurance that sufficient additional capital needed to sustain operations will be obtained by the Company or that the Company’s operations will become profitable.

[2] Principles of consolidation

The consolidated financial statements include the accounts of the Company and its subsidiaries, including the accounts of SuperStock and Ingram from their acquisition date during February 2004 and October 2005. The minority interest in the consolidated balance sheet at December 31, 2005 and 2004 represents the interest of the holders of preferred shares of SuperStock, which are exchangeable into common shares of a21, Inc. The minority interest was valued at the market value of the a21, Inc. common shares at the acquisition date as if exchanged. All significant intercompany balances and transactions have been eliminated.

[3] Revenue recognition

Revenue is recognized when the following criteria are met: evidence of an arrangement exists, the price is fixed or determinable, collectibility is reasonably assured and delivery has occurred or services have been rendered. Revenue is recorded at invoiced amounts except in the case of licensing rights through distributors, where revenue is recorded at the Company’s share of invoiced amounts. Distributors typically earn and retain a percentage of the license fee according to their contract, and the Company records the remaining license fee as revenue. The Company also sells subscriptions to certain images for terms ranging from one to twelve months. Revenue from subscriptions is recognized over the respective term of the subscription.

[4] Cost of revenue

Cost of revenue reflects royalties on revenue generated from images licensed by the Company under contracts with photographers. Royalties are expensed in the period that they are incurred. Cost of revenue excludes of amortization of revenue generating assets.

[5] Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The recoverability of the carrying values of long-lived assets represents sensitive estimates subject to change.

[6] Fair value of financial instruments

The Company’s financial instruments consist primarily of cash and cash equivalents, accounts receivable, accounts payable, accrued expenses, and short-term debt, which approximate fair value because of their short maturities. The carrying amount of long-term debt approximates fair value due to the market rate of interest incurred by the Company. The fair value of the Company’s notes payable to stockholders and an affiliated company are not reasonably determinable based on the related party nature of the transactions.

[7] Cash and cash equivalents

The Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents. At December 31, 2005 and 2004, the Company had no investments with maturities greater than three months. The Company is required to maintain a security deposit in accordance with its lease agreement for the SuperStock facility (see Note O). In November 2005, the Company replaced the collateral for the letter of credit with CDs (see Note O). Cash as of December 31, 2005 excludes the certificate of deposits funded and pledged by stockholders to secure a letter of credit in the amount of $690,000. Cash as of December 31, 2004 excludes the Company’s funds pledged by the Company to secure a letter of credit in the amount of $600,000.

[8] Accounts receivable

Accounts receivable are trade receivables, net of allowances for doubtful accounts. The Company estimates its allowance for doubtful accounts based on historical loss ratios, existing economic conditions, and specific account analysis of high-risk accounts. Concentration of credit risk is limited due to the dispersion of customers. No single customer represents more than 10% of the total accounts receivable. The recorded allowance for doubtful accounts was $57,000 and $50,000 at December 31, 2005 and 2004, respectively.

[9] Inventory

Inventories are valued at the lower of cost or market. The costs of compact disk products produced for resale are determined on the first-in, first-out (FIFO) basis. Physical counts of inventories are taken at least annually. The requirements for any provisions of estimated losses for obsolete, excess or slow-moving inventories are reviewed periodically. All inventories are categorized as finished goods.

[10] Deferred rent receivable

On September 17, 2004, the Company entered into an agreement to sublease a significant portion of its facility for a term of six years with an option to renew for an additional two year term. SFAS 13, “Accounting for Leases”, requires rental income from an operating lease be recognized on a straight-line basis over the non-cancelable lease term. Accordingly, the Company recognizes total contractual minimum lease payments, including scheduled rent increases, as rental income evenly over the lease term. Accrued revenues from contractually scheduled rent increases in excess of amounts currently due are reported as a long-term receivable. The Company monitors this asset for collection risk and will establish reserves for any amounts deemed not collectible. However, amounts collected in future periods may vary from the Company’s expectations.

[11] Defined contribution employee benefit plan

The Company maintains a defined contribution retirement plan pursuant to Section 401(k) of the Internal Revenue Code (the Plan), in which U.S. employees at least 21 years of age may participate after completing six months of service. Eligible employees may contribute up to a certain percentage of their annual compensation to the Plan, subject to the annual IRS limitations. The Plan allows the Company to make discretionary contributions. There were no such discretionary contributions made in 2005 or 2004.

[12] Foreign currency

The Company translates assets and liabilities of foreign subsidiaries, whose functional currency is the local currency, at exchange rates in effect as of the balance sheet date. The Company translates revenue and expenses at the monthly average rates of exchange prevailing during the year. The Company includes the adjustment resulting from translating the financial statements of such foreign subsidiaries in accumulated other comprehensive income, which is reflected as a separate component of stockholders’ equity. Gains and losses which are denominated in currency other than a subsidiary’s local currency and remeasured in the subsidiary’s local currency are recognized in the consolidated statement of operations.

[13] Land and building and property and equipment and depreciation

Land and building were sold and leased back in a transaction accounted for as a financing transaction. The building is being depreciated over the twenty-year term of the related lease. The gross recorded land and building was $7.8 million and $7.5 million at December 31, 2005 and 2004, respectively. Related depreciation expense was $407,000 and 208,000 for 2005 and 2004, respectively. The related recorded accumulated depreciation was $615,000 and $208,000 at December 31, 2005 and 2004, respectively. Included in land and building is leasehold improvements of $250,000 at December 31, 2005, which is being depreciated over the shorter of the term of the respective lease or the life of the asset.

Property and equipment consisting of furniture, fixtures and equipment, photography and computer equipment, and software are recorded at cost. Expenditures for major additions and betterments are capitalized. Maintenance and repairs are charged to operations as incurred. Depreciation of property and equipment is computed by the straight-line method over the assets’ estimated lives of furniture, fixtures and equipment being 7 years, photography and computer equipment ranging from 5 to 7 years, and software ranging from 3 to 4 years. Upon sale or retirement of property and equipment, the related cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in operations (see Note D).

[14] Photo collection and contracts with photographers (see Note G)

In connection with the acquisition of SuperStock, a share of the purchase value was allocated to the photo collection and contracts with photographers. Expenditures for additions and betterments to the photo collection are capitalized. The photo collection is categorized by type of imagery (fine art, vintage and contemporary). Depreciation of the photo collection is computed by the straight-line method over the assets’ estimated lives of forty years for fine art and vintage images and four years for contemporary images. Upon sale or retirement of any portion of the collection, the related cost and accumulated depreciation are removed form the accounts and any gain or loss is reflected in operations.

The contracts with photographers have an average life of five years and are automatically renewable. Amortization of the photographer’s contracts is based on projected revenues expected to be generated over the estimated ten year life of the underlying images.

[15] Goodwill and intangible assets

The Company tests the goodwill balance for impairment annually and between annual tests in certain circumstances. The Company’s goodwill impairment testing is a two-step process with Step I - being a test for potential impairment by comparing the fair value of reporting unit with its carrying amount. If fair value of reporting unit is greater than its carrying amount (including recorded goodwill), then no impairment exists indicating no need to perform Step II. If the reporting unit carrying amount (including recorded goodwill) is greater than its fair value, then the Company must complete Step II to measure the amount of impairment, if any. The Company estimated the implied fair value based on a market capitalization value model and evaluated the implied fair value of the enterprise as a single reporting unit. The Company’s impairment test of October 1, 2005 concluded that no impairment of goodwill exists. As circumstances change, it is reasonably possible that future goodwill impairment tests could result in a loss from impairment of goodwill, which would be included in the determination of net income/ (loss). Intangible assets with definite lives are amortized over their estimated useful life and reviewed for impairment in accordance with SFAS 144. (See Note F)

Intangible assets with definite lives are amortized using the straight line method over their expected useful life. (see Note F)

[16] Long-lived assets

The Company evaluates its long-lived assets in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” pursuant to which an impairment loss is recognized if the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. A long-lived asset is tested for recoverability whenever events or changes in circumstances indicate that its carrying amount may not be recoverable. The Company has concluded that reported amounts as of December 31, 2005 are recoverable as the expected future undiscounted cash flows exceeds the carrying value. The Company’s consideration of SFAS 144 involves significant assumptions and estimates based on management’s best judgments of current and future circumstances, including currently enacted tax laws, the future weighted-average cost of capital, and our future financial performance.

[17] Other (expense) income

($ in thousands)	December 31, 2005

Currency transaction loss	$(144)
Loss on extinguishment of debt	(371)
Other	10
$(505)

[18] Income taxes

The Company recognizes deferred tax assets and liabilities for both the expected impact of differences between the financial statements and tax bases of assets and liabilities, and for the expected future tax benefit to be derived from offsetting the net operating loss against loss and tax credit carryforwards against taxable income, if any. The Company establishes a valuation allowance to reflect the likelihood of realization of deferred tax assets. Deferred tax assets are reduced, if necessary, by a valuation allowance if it is more likely than not that some portion or all of the deferred tax assets will not be realized. The difference in basis of the investment in foreign subsidiary relates to goodwill which is a permanent difference, and therefore, no deferred tax is recognized.

[19] Net loss attributable to common stockholders per share

The Company calculates net loss attributable to common stockholders per share in accordance with the provisions of SFAS No. 128, “Earnings Per Share.” SFAS No. 128 requires a dual presentation of “basic” and “diluted” income (loss) per share on the face of the consolidated statements of operations. Basic income (loss) per share is computed by dividing the net loss attributable to common stockholders by the weighted average number of shares of common stock outstanding during each period. Diluted loss per share includes the effect, if any, from the potential exercise or conversion of securities, such as stock options and warrants, which would result in the issuance of incremental shares of common stock.

For the years ended December 31, 2005 and 2004, the basic and diluted net loss per share is the same since the effect from the potential exercise of 16,028,590 and 33,407,590 outstanding stock options and warrants as of December 31, 2005 and 2004, respectively, which would have been antidilutive. 5,000,151 shares of common stock issuable upon the conversion of the SuperStock Seller Preferred have also been excluded for the years ended December 31, 2005 and 2004, and common stock issuable upon the conversion of the convertible subordinated notes for the year ended 2004. In addition, 2,896,000 shares of common stock are issuable upon the conversion of the Company’s 14,480 preferred stock shares issued to the stockholders of Ingram Publishing Limited as part of the acquisition price (see Note C) have been excluded for the year ended December 31, 2005.

[20] Reclassifications

Certain reclassifications have been made to the prior year financial statements to conform to current year presentation.

[21] Other accumulated comprehensive income (loss)

Other accumulated comprehensive income (loss) consists of net loss and net unrealized foreign currency translation adjustments and is presented in the consolidated statement of stockholders’ equity (capital deficiency) and comprehensive (loss) income.

[22] Stock-based compensation

The Company applies the intrinsic value provisions of Accounting Principles Board (APB) Opinion No. 25, “Accounting for Stock Issued to Employees” and related interpretations in accounting for employee stock-based compensation. The Company does not recognize compensation expense when issuing stock options as the Company does not issue stock options with exercise prices less than the market price of its common stock on the date of the issuance. The only compensation expense recognized by the Company in relation to stock options is with respect to certain variable options. Effective January 1, 2006, the Company will adopt SFAS No. 123(R), “Share-Based Payment,” which eliminates the Company’s ability to account for employee stock options using the intrinsic value provisions of APB Opinion No. 25 and generally requires instead that the Company expense them using a fair-value-based method. See discussion of this statement under “Recently issued accounting pronouncements” below. SFAS No. 123, “Accounting for Stock-based Compensation,” as amended by SFAS No. 148, requires the disclosure of pro forma information as if we had adopted the fair-value method of accounting for employee stock-based compensation. Under this method, compensation cost is measured on all awards based on the fair value of the awards at the grant date. The pro forma effect on the Company’s net loss and loss per share of applying the fair-value method of accounting would have been as follows:

	Year Ended December 31,
$ in thousands, except per share amounts	2005	2004

Net loss attributed to common stockholders	$(4,993)	$(2,491)
Add: Stock-based employee compensation included in net loss	427	—
Less: Stock-based employee compensation using the fair value method	(1)	(11)

Pro forma net loss	$(4,567)	$(2,502)

Loss per share—basic and diluted
As reported	$(0.10)	$(0.07)
Pro forma	$(0.10)	$(0.07)

The fair value of each option is measured at the grant date using the Black-Scholes option-pricing model with the following weighted average assumptions used for stock options granted during the years ended December 31, 2005: no annual dividends; expected volatility of 90%; risk free interest rate of 3.25%, and expected life of five years, and 2004: no annual dividends; expected volatility of 80%; risk free interest rate of 3.01%, and expected life of five years.

Compensation expense of $138,500 was recorded in the consolidated statements of operations for the year ended December 31, 2005, pursuant to variable accounting for certain options. The fair value of the Company’s stock was less than the exercise price of these options on December 31, 2004 and 2003 and, accordingly, there was no related compensation expense for the year ended December 31, 2004.

[23] Advertising

Advertising expenses of $821,000 and $626,000 were expensed for the years ended December 31, 2005 and 2004, respectively. Advertising costs are charged to expense as incurred.

[24] Recently issued accounting pronouncements

In December 2004, FASB issued SFAS 123R, “Share-Based Payment.” SFAS 123R established standards for the accounting for transactions in which an entity exchanges it equity instruments for goods or services. It also addressed transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity instruments. SFAS 123R requires a public entity to measure the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award (with limited exceptions). That cost will be recognized over the period during which an employee is required to provide service in exchange for the award.

SFAS 123R is effective as of the beginning of the first fiscal year beginning after June 15, 2005. The Company will adopt SFAS 123R using the modified prospective transition method, which means that prior period financial statements will not be restated. SFAS 123R applies to all awards granted after January 1, 2006, and to awards modified, repurchased or cancelled after that date. Compensation cost will be recognized on or after the required effective date for the portion of outstanding awards, for which the requisite service has not yet been rendered, based on the grant-date fair value of those awards calculated under Statement No. 123 for either recognition or pro forma disclosures. The impact of our equity compensation plan on our consolidated statement of operations may vary depending on the number of stock options granted and the future price of our common stock. The impact of SFAS 123R will not have any impact on the Company’s cash flows or liquidity.

In May 2005, the FASB issued SFAS 154, “Accounting Changes and Error Corrections” (“SFAS 154”). SFAS 154 replaces APB Opinion No. 20, “Accounting Changes”, and Statement No. 3, “Reporting Accounting Changes in Interim Financial Statements.” SFAS 154 requires that a voluntary change in accounting principle be applied retrospectively with all prior period financial statements presented on the new accounting principle. SFAS 154 also requires that a change in method of depreciating or amortizing a long-lived nonfinancial asset be accounted for prospectively as a change in estimate, and correction of errors in previously issued financial statements should be termed a restatement. SFAS 154 is effective for accounting changes and correction of errors made in fiscal years beginning after December 15, 2005. The implementation of SFAS 154 is not expected to have a material impact on the Company’s consolidated financial statements.

Note C — Acquisitions

Acquisition of Superstock

In February 2004, the Company completed the acquisition of all of the voting common stock, representing 83% of the outstanding equity, of SuperStock, a licensor of stock images to the advertising, media and publishing industries. SuperStock’s primary assets included a collection of images that it either owns or licenses from third parties, an approximately 73,000 square foot facility in Jacksonville, Florida (which the Company, through its SuperStock subsidiary, sold and leased back from the buyer), receivables from its customers and cash.

In consideration for the sale and purchase of the common stock of SuperStock, the sellers received 1,666,717 shares of non-voting participating preferred stock (the “Seller Preferred”) of SuperStock which is exchangeable into 5,000,151 shares of the Company’s common stock, $2.6 million in cash and a 14 month secured note in the amount of $1.6 million that initially pays an interest rate of LIBOR plus 1.9% per annum. In addition, the Company granted warrants to the sellers to purchase 160,000 shares of our common stock at $0.56 per share and issued to the sellers and their advisors 573,589 shares of our common stock for $150,000 consideration. Final adjustments were made to the purchase price upon finalization of SuperStock’s closing balance sheet pursuant to which the Company agreed to pay $100,000, to Sellers, in three installments. The first installment was paid upon the signing of the final agreement, the second installment was due and paid in March 2006 and the third installment is due in March 2007. The deferred payments due March 2006 and March 2007 is in the form of a promissory note, bearing interest at the rate of five percent per annum commencing on March 2005 until paid in full.

As part of the original purchase agreement, the sellers may also receive up to $1.5 million should SuperStock achieve certain revenue milestones during the four year period after closing. The amount due for the first year (March 1, 2004 through February 28, 2005) was $201,000, and was accrued as a cost of the acquisition. The estimated amount due for the second year (March 1, 2005 through February 28, 2006),  as of December 31, 2005 was $156,000 and has been accrued.

In addition, the Company repaid a $1.7 million credit facility of SuperStock and paid down $500,000 of a note secured by a first mortgage on the SuperStock Facility. This reduced the principal balance on the note secured by a first mortgage to $4.0 million at an interest rate of LIBOR plus 1.9% payable monthly plus principal (“First Mortgage”).

The aggregate purchase price was approximately $7.5 million. The following summarizes the fair values of the assets acquired and liabilities assumed at the date of acquisition, which have been adjusted from the preliminary amounts previously reported to reflect the Company’s final purchase price allocation. Goodwill recorded from this transaction is not tax deductible.

($ in thousands)

Current assets	$2,473
Land and building	7,572
Photo collection	2,607
Property and equipment	469
Goodwill	1,350
Contracts with photographers	1,304
Other intangible assets	116
Other long-term assets	342
Note payable to bank – current	(4,554)
Other current liabilities	(3,171)
Deferred income taxes	(1,031)
$7,477

Acquisition of Ingram Publishing Limited

In October 2005, the Company’s UK-based SuperStock Limited subsidiary completed the acquisition of all of the outstanding stock of Ingram Publishing Limited (“Ingram”) from its stockholders. Ingram is a UK-based provider of subscription, CD-ROM and individual royalty-free images as well as vector graphics and fonts, vehicle online templates, and print price guides for the worldwide graphics design, printing, sign making, advertising and publishing communities. Ingram’s primary assets include approximately 100,000 images that it licenses from third parties, receivables from its customers and cash. The Company acquired Ingram in order to obtain more image content, certain key market channels, and license arrangements with photographers.

In consideration for the outstanding stock of Ingram, the stockholders received cash of $965,000, 14,480 shares of the Company’s preferred shares valued at $1.3 million which is convertible into 2,896,000 shares of the Company’s common stock at a minimum price of $0.50 per share, and 3,620,000 shares of the Company’s common stock valued at $977,000 based on the date the acquisition was announced (see Note N). The Company paid off an existing debt of $1.5 million, and incurred related transaction costs of $530,000. In addition, the Company has recorded a liability due to the sellers of Ingram for $111,000 based upon a purchase adjustment according to the terms of the purchase agreement. Ingram had no other material liabilities at closing other than ordinary course operating current liabilities of $602,000. The amount of consideration was determined by an arms length negotiation. The Preferred Stock was converted into the Company’s common stock during March 2006 (see Note P).

The aggregate purchase price was approximately $3.9 million. The following summarizes the fair values of the assets acquired and liabilities assumed at the date of acquisition, which have been adjusted from the preliminary amounts previously reported to reflect the Company’s final purchase price allocation.

($ in thousands)

Current assets	$714
Other assets	82
License agreements	2,440
Noncompete agreement	790
Customer relationships	420
Distribution agreements	270
Trademark	220
Goodwill	1,072
Current liabilities	(602)
Long term debt	(1,548)
$3,858

Proforma Effect of Acquisitions

The results of operations of SuperStock and Ingram have been included in the consolidated financial statements of the Company since February 29, 2004 and October 12, 2005, respectively.

The unaudited proforma information below presents the results of operations as if the acquisitions of SuperStock and Ingram had occurred on the first day of the years presented. The unaudited proforma information is presented for informational purposes only and is not intended to represent or be indicative of the results of operations of the combined companies had these events occurred at the beginning of the year presented nor is it indicative of future results:

($ in thousands, except per share amounts)	Year Ended December 31,
	2005	2004

Total revenue	$12,258	$12,059
Net loss	$(4,257)	$(2,480)

Net loss per share, basic and diluted	$(0.08)	$(0.06)

Proforma weighted average number of common shares outstanding, basic and diluted	50,438,302	38,651,876

Note D — Property and Equipment

Property and equipment is summarized as follows:

	December 31,
($ in thousands)	2005	2004

Furniture, fixtures and equipment	$375	$412
Photo/Computer equipment	430	407
Software	147	138
Less: Accumulated depreciation	(503)	(410)
Total property and equipment, net	$449	$547

Depreciation expense for property and equipment in the amount of $237,000 for the year ended December 31, 2005, is included in expenses in the consolidated statements of operations.

Depreciation and amortization in the amount of $1.1 million is included in expenses for 2004, in the consolidated statements of operations and include depreciation and amortization for land and building, the photo collection and the contracts with photographers.

Note E — Long-Term Notes Receivable

In 2003, SuperStock sold its operations in Chile to a third party and accepted a note receivable from the seller for $80,000. The timing and amount of the payments against this note were determined to be insufficient to support the note’s book value. Using present value analysis, the value of the note at December 31, 2004 was calculated to be $18,000; the Company wrote the note receivable down by $49,000 at the end of 2004 to reflect this value. The balance at December 31, 2005 was $15,000.

Note F — Goodwill and Other Intangible Assets

Goodwill of $2.3 million at December 31, 2005 is comprised of $1.2 million of goodwill associated with the acquisition of SuperStock, Inc. (and $1.0 million at December 31, 2004) and $1.1 million of goodwill associated with the acquisition of Ingram Publishing Limited, as described below.

Goodwill of $1.2 million represents the excess of the purchase price over the fair value of tangible and identifiable intangible assets associated with the acquisition of SuperStock (see Note C). Goodwill was reduced by $301,000 during 2004 to reflect the utilization of SuperStock’s net operating loss carryforward to offset taxable income related to the sale of the land and building. Goodwill has been increased by $156,000 during 2005 to reflect the additional purchase price payable to the SuperStock Sellers as described in Note C above.

Goodwill of $1.1 million represents the excess of the purchase price over the fair value of tangible and identifiable intangible assets associated with the acquisition of Ingram (See Note C).

($ in thousands)

Goodwill at December 31, 2004	$1,049
SuperStock earnout	156
Ingram acquisition	1,072
Cumulative foreign currency translation of Ingram goodwill	(14)
Goodwill at December 31, 2005	$2,263

Identifiable intangible assets, net of amortization at December 31, 2005 are as follows:

($ in thousands)	Cost	Accumulated Amortization	Foreign Currency Translation	Net	Average Useful Life in Months

SuperStock non-compete covenants	$116	$(53)	$—	$63	48
Ingram license agreements	2,440	(122)	(22)	2,296	60
Ingram non-compete agreements	790	(66)	(11)	713	36
Ingram customer relationships	420	(35)	(6)	379	36
Ingram distribution agreements	270	(22)	(5)	243	36
Ingram trademark	220	(28)	(4)	188	24
Intangible assets	$4,256	$(374)	$(48)	$3,882

Amortization expense during 2005 totaled $302,000. Approximate annual amortization expense is as follows for each of the following years after December 31, 2005: 2006:$1.1 million, 2007:$1.1 million, 2008:$841,000, 2009:$488,000, and 2010:$345,000.

($ in thousands)

Intangible assets, net at December 31, 2004	$92
Ingram acquisition	4,140
Cumulative foreign currency
translation of Ingram intangible assets	(48)
Amortization expense	(302)
Intangible assets, net at December 31, 2005	$3,882

Note G — Photo Collection and Contracts With Photographers (See Note B[14])

The photo collection as of December 31, 2005 and 2004 was $2.6 million. The book value of the photo collection, net of accumulated amortization was $1.7 million and $2.2 million at December 31, 2005 and 2004, respectively. Amortization expense was $491,000 and $409,000 for 2005 and 2004, respectively. Approximate annual amortization expense is as follows for each of the following years after December 31, 2005: 2006:$492,000, 2007:$491,000, 2008:$115,000, 2009:$18,000, and 2010:$18,000.

Contracts with photographers as of December 31, 2005 and 2004 was $1.3 million. The book value of contracts with photographers, net of accumulated amortization was $929,000 and $1.1 million as of December 31, 2005 and 2004, respectively. Amortization expense was $205,000 and $171,000 for 2005 and 2004, respectively. Approximate annual amortization expense is as follows for each of the following years after December 31, 2005: 2006:$210,000, 2007:$208,000, 2008:$169,000, 2009:$124,000, and 2010:$61,000.

Note H — Minority Interest

As part of the transaction to acquire all of the voting common stock, representing 83% of the outstanding equity of SuperStock, in consideration for the sale and purchase of such shares, the sellers received 1,666,717 shares of non-voting participating preferred stock of SuperStock, which is exchangeable for 5,000,151 shares of the Company’s common stock. The preferred stock has no voting rights, pays no dividend, and, except for exchange rights into common stock, it has no other special rights except liquidation. In liquidation, it is senior to the common stock of SuperStock and has distribution rights to the greater of $4.25 million or 17% of the total liquidation distributions after creditors.

The minority interest is valued as if it was exchanged into the Company’s common stock at the closing price on the day of the acquisition.

Note I — Operating Segments and Geographic Information

The Company has operated domestically and internationally, since February 29, 2004. The Company’s revenue is generated through a diverse customer base, and there is no reliance on a single customer or small group of customers; no customer represented 10% or more of the Company’s total revenue in the periods presented. The Company’s following table presents information about the Company’s domestic and international activity, as of December 31, 2005 and 2004 and for the years then ended.

December 31, 2005 ($ in thousands)	Domestic	International	UK	Total

Revenue	$7,937	$1,626	$1,483	$9,563

Segment operating loss	(2,085)	(526)	(543)	(2,611)

Segment total assets	14,565	5,949	5,931	20,514

Segment long-lived assets	11,435	—	4,956	16,391

December 31, 2004 ($ in thousands)	Domestic	International	Total

Revenue	$6,456	$1,019	$7,475

Segment operating loss	(1,702)	(120)	(1,822)

Segment assets	15,169	385	15,554

Domestic segment information for 2005 and 2004, respectively, includes $1.8 million and $1.5 million of revenue and $398,000 and $392,000 of accounts receivables attributable to foreign agents utilized by a domestic subsidiary. International segment information reflects the operation of foreign subsidiaries. Those amounts are not based on the geographic origin of customers which is not readily determinable.

Note J — Debt Financings

[1] Convertible subordinated notes payable—related party

In February 2004, the Company received $1.3 million in connection with the issuance of two-year convertible subordinated notes (“Notes”) (due February 29, 2006) which accrued interest at 12% for the first six months, 13.5% for the next twelve months, and 15% for the last six months and were convertible into the Company’s common stock along with 937,500 callable warrants exercisable at prices between $0.45 and $1.35 per share. The Notes were convertible at a price based on a 30% discount to a twenty day average market price of the Company’s common stock, subject to a ceiling of $2.00 and, beginning in the thirteenth month after the closing of the acquisition of SuperStock, a floor of $0.90.

The Company allocated the proceeds received to the principal amount of the Notes and the warrants based upon the relative fair value method. The fair value of the warrants was determined using a Black Scholes pricing model. Of the proceeds, $145,000 was allocated to the warrants and was recorded as debt discount and additional paid-in capital and $1.1 million was allocated to the Notes. Based on the market value of the common shares issuable upon conversion, as compared to the proceeds allocated to the notes, further debt discount and additional paid-in capital of $1.1 million was recorded for the beneficial conversion feature. The aggregate discount was being amortized over the two-year term of the note and the carrying amount is presented net of the unamortized discount. In February 2005, the Company repaid the notes and accrued interest (see item [3] below).

[2] Notes payable, unsecured

On February 29, 2004, the Company received $1.1 million in connection with the issuance of unsecured notes payable(the “Original Notes”), which accrued interest at 12% for up to twelve months along with 630,000 callable warrants at $0.45 per share (the “Original Warrants”). In addition, the Company issued 63,000 warrants exercisable at $0.45 per share to an investment-banking firm in connection with the placement of the Original Note. The Original Notes matured on August 29, 2004, but provided for an automatic extension, if not paid, of six months with monthly extensions thereafter. The fair value of the warrants, which amounted to $245,000, was determined using a Black Scholes pricing model and was recorded as debt discount and additional paid-in capital. Since the notes were still outstanding as of August 29, 2004, the number of shares subject to warrants was increased by 50% (315,000 callable warrants) at $0.45 per share. The fair value of the warrants issued for the six-month extension, which amounted to $31,000, was determined using a Black Scholes pricing model and was recorded as debt discount and additional paid-in capital. The discount was amortized over the six-month term of the promissory notes and the carrying amount is presented net of the unamortized discount at December 31, 2004.

For every month after February 29, 2005 until the Original Notes were amended, the Original Note holders were entitled to receive bonus warrants (“Bonus Warrants”) to purchase an additional 105,000 shares of the Company’s common stock at $0.45 per share (equivalent to one-ninth of the then total shares underlying the Original Warrants). During the four months ended May 2005, a total of 420,000 Bonus Warrants were issued. The fair value of the 420,000 bonus warrants, which amounted to $18,000, was determined using a Black Scholes pricing model and recorded as interest expense and additional paid-in capital. Upon the amendment and restatement of the Original Notes and issuing Restated Warrants, (as defined below), the holders surrendered their Original Notes and Original Warrants and all monthly Bonus Warrants.

On June 24, 2005, the Company amended and restated the Original Notes (the “Restated Notes”). The aggregate amount outstanding under the Restated Notes is $1.1 million. The Restated Notes mature on July 15, 2006 (the “Maturity Date”) and bear interest due quarterly commencing on September 30, 2005 at a rate of 12% per annum, which increases to 18% per annum after the Maturity Date. The initial interest payment was due September 30, 2005 and included interest accrued from the February 29, 2004 date of issuance of $200,000. The Restated Notes include customary events of default, including the Company’s failure to pay any principal or interest when due, the Company’s insolvency or bankruptcy, or sale of substantially all of the Company’s assets. Upon the occurrence of an event of default, Restated Notes become due and payable at the written demand of the holder thereof.

In connection with the issuance of the Restated Notes, the note holders received amended and restated warrants that expire February 28, 2009 (the “Restated Warrants”). An aggregate of 945,000 shares of the Company’s common stock (the “Restated Warrant Shares”) may be purchased with the Restated Warrants at $0.225 per share (subject to adjustment from time to time), 630,000 of which shares were previously registered under the Securities Act pursuant to the Company’s registration statement on Form SB-2 (333-117929). Upon any prepayment of the Restated Notes, a pro rata portion of the Restated Warrants will be cancelled. The aggregate number of Restated Warrant Shares shall not increase unless the Restated Notes remain outstanding after the Maturity Date, in which case bonus warrants will be issued each month to the holders of the Restated Warrants to purchase an aggregate of 39,375 of the Restated Warrant Shares until the Restated Notes are repaid in full. The exercise price of these bonus warrants shall be the lower of $0.225 per share or 50% of the average closing price of the Company’s common stock for the twenty trading days prior to and including July 15, 2006.

[3] Senior secured notes payable—related party

On February 22, 2005, the Company consummated a $2.3 million financing transaction in the form of two-year interest only senior (non-convertible) secured notes and retired $1.3 million of its two-year convertible subordinated notes issued in conjunction with the Company’s acquisition of SuperStock in February 2004. The investors in the transaction were existing stockholders of the Company and were also holders of the Subordinated Notes (as defined below). In the transaction, SuperStock issued new 12% senior secured notes due in February 2007 in the principal amount of $2.3 million (the “Senior Notes”) and retired all of its outstanding 13% convertible subordinated notes due February 28, 2006 (the “Subordinated Notes”).

The Senior Notes may be prepaid without penalty at any time. They also have a provision which adds 4% of the original principal amount per year to their principal balance payable at maturity. For the year ended December 31, 2005, the principal balance has been increased by $77,000 based on this provision. In connection with the issuance of the Senior Notes, SuperStock entered into a security agreement, dated as of February 22, 2005 (the “Security Agreement”), pursuant to which it granted a first priority security interest in substantially all of the Company’s current and future assets.

Five year warrants to purchase 937,500 shares of the Company’s common stock originally issued to the holders of the Subordinated Notes were amended and restated whereby, inclusive of the right to purchase an additional 125,000 shares of the Company’s common stock, the holders of the Senior Notes received two year warrants to purchase an aggregate of 500,000 shares of the Company’s common stock at $0.225 per share and an aggregate of 562,500 shares of common stock at $0.45 per share (together, the “Warrants”). During the year ended December 31, 2005, the Company recorded an additional debt discount of $10,000 for the excess of the fair value of the warrants to purchase 1,062,500 shares of the Company’s common stock on the date of issuance over the fair value of the warrants to purchase 937,500 shares of common stock calculated at the time of amendment (reflecting the remaining term and the stock price on that date). Pursuant to the provisions of Emerging Issues Task Force No. 00-19, “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, A Company’s Own Stock” (“EITF 00-19”), the Company recorded the value of the Warrants as a current liability, with subsequent changes in fair value to be reflected in the consolidated statement of operations. The classification of the warrants was determined based upon the terms of the warrants relative to registration rights and because the terms did not include a liquidating damages provision. The warrants were valued at $14,000 at the time of initial classification. As of December 31, 2005, the warrants were valued at $187,000, and the increase in valuation of $173,000 was recorded as non-operating warrant expense during 2005.

In September 2005, the Company issued 8,000,000 additional shares of common stock to accredited investors (see Note N[2]). Per an anti-dilution provision of the Warrants, this issuance of common stock resulted in an amendment of the exercise price of the warrants. The two year warrants to purchase an aggregate of 500,000 shares of the Company’s common stock were amended to have an exercise price of $0.188 per share (originally $0.225 per share) and an aggregate of 562,500 shares of common stock to have an exercise price of $0.377 per share (originally $0.45 per share). In accordance with this amendment, the Company recorded an additional debt discount of $7,000 (reflecting the remaining term and the stock price on that date). The debt discount is being amortized as interest expense over the term of the Senior Notes.

In connection with the transaction, the Company paid the $1.3 million of Subordinated Notes as of February 22, 2005 which had a carrying amount of $666,000, net of debt discount of $634,000. In connection with repaying the Subordinated Notes, SuperStock also terminated the Exchange Agreements which it had entered with the holders of the Subordinated Notes and setting forth the terms pursuant to which the Subordinated Notes could have been converted into shares of the Company’s common stock. The Company reduced additional paid-in capital by $263,000, representing the intrinsic value of the beneficial conversion feature when the debt was repaid and recognized a loss on extinguishment of debt of $371,000, for the difference between the intrinsic value and the unamortized debt discount at the time of extinguishment.

Note K — Related Party Transactions

During the year ended December 31, 2004, the Company repaid $93,000 of notes payable and accrued interest to individual board members or entities affiliated with them. The Company also paid $63,000 for consulting fees to an entity affiliated with the Chairman and Chief Executive Officer. During the year ended December 31, 2004, the Company issued 2,083,455 options exercisable at $0.30 per share to its Chairman and President in consideration for past compensation.

Note L — Loan Payable on Building

On June 30, 2004, the Company completed the sale and leaseback of the land and an approximately 73,000 square foot building in which the Company’s headquarters are located in Jacksonville, Florida. The facility was sold for $7.7 million and resulted in net proceeds of $7.5 million, of which $4.0 million was used to repay a bank note that was secured by a first mortgage on the facility and $1.6 million was used to repay other indebtedness to the selling stockholders of SuperStock. The building was leased back for a term of twenty years. The lease provides the Company with two five-year renewal options at specified payments.

Based on the terms of the leasing arrangement, the transaction does not qualify for sale recognition and has been accounted for as a financing transaction pursuant to SFAS No. 98, “Accounting for Leases”. Accordingly, the accompanying financial statements reflect the net proceeds from the sale of the land and building as a loan payable with an effective interest rate of 10.1%. The building is included in property and equipment and is being depreciated on a straight-line basis over the twenty-year term of the lease. (see Note O)

The following table summarizes the Company’s annual maturities under the loan payable on building as of December 31, 2005:

Year Ended December 31,	($ in thousands)

2006	$17
2007	35
2008	55
2009	80
2010	110
Thereafter	7,158
7,455
Less: Current Portion	(17)
Long Term Portion	$7,438

The current portion of the loan payable is included in other current liabilities.

Note M — Income Taxes

A reconciliation between the provision for income taxes and the expected tax benefit using the federal statutory rate of 34% for the years ended December 31, 2005 and 2004 is as follows:

	Year Ended December 31,
($ in thousands)	2005	2004

Income tax benefit at federal statutory rate	$(1,623)	$(1,095)
State income tax benefit, net of effect on federal taxes	(173)	(170)
Permanent differences and other	265	304
Increase in valuation allowance	1,636	232
Income tax expense (benefit)	$105	$(729)

The Company’s deferred tax assets and liabilities relate to the following temporary differences between financial accounting and tax bases at December 31, 2005 and 2004:

	December 31,
($ in thousands)	2005	2004

Deferred tax assets:
Net operating loss carryforwards	$3,627	$2,556
Foreign tax credits(1)	443	400
Alternative minimum tax credit(1)	28	28
Accounts receivable(1)	19	20
Deferred compensation	173	19
Capital lease	189	51
Total deferred tax assets	4,479	3,074

Deferred tax liabilities:
Depreciation on photo collection and other	(630)	(675)
Non compete agreement	(24)	(37)
Photographer contracts	(349)	(522)
Total Deferred tax liabilities	(1,003)	(1,234)

Net deferred tax asset	3,476	1,840
Less: valuation allowance	(3,476)	(1,840)
Net deferred tax asset	$—	$—

——————

(1)

These amounts relate to the acquisition of SuperStock, Inc. in 2004.

The Company has recorded a valuation allowance to state its deferred tax assets at estimated net realizable value due to the uncertainty related to realization of these assets through future taxable income. The increase in the valuation allowance was $1.6 million and the decrease was $161,000 for the years ended December 31, 2005 and 2004, respectively.

At December 31, 2005, the Company had net operating loss, foreign tax credit and alternative minimum tax credit carryforwards for income tax purposes of $9.2 million, $443,000, and $28,000, respectively. The net operating loss and foreign tax credit carryforwards expire in varying amounts through 2025. The Company’s ability to benefit from these carryforwards is limited under certain provisions of the Internal Revenue Code. At December 31, 2005, the Company had foreign net operating loss carryforwards for income tax purposes of $684,000 that have no expiration date.

In 2004, the Company reduced its valuation allowance by $301,000 with a corresponding reduction to Goodwill related to the acquisition of SuperStock (see Note C). These adjustments were made to reflect the utilization of SuperStock’s net operating loss and capital loss carryforwards on the sale of the land and building (see Note L).

The Company recognized $105,000 in income tax expense for 2005, which resulted from the foreign income tax credits, which the Company believes may not be utilized.

Note N — Stockholders’ Equity

[1] Preferred stock

The Company is authorized to issue 100,000 shares of its $.001 par value preferred stock at face value of $100 per share. The holders of the Company’s preferred stock shall be entitled to the same dividend rights as the holders of the shares of the Company’s common stock and shall share in all dividends declared on common stock as if each share preferred stock was a share of common stock. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of shares of the Company’s preferred stock shall be entitled to either i) their pro rata share of the assets as if the holder’s preferred shares were converted into common shares or ii) the face value of the holders’ preferred, whichever is greater, but before any payment shall be made to the holders of shares of common stock. Each holder of preferred stock shall have no voting rights and shall not be entitled to notice of meetings of the stockholders, except as otherwise expressly provided by provisions of applicable law.

As discussed in Note C, the Company issued 14,480 shares of the Company’s preferred stock to the stockholders of Ingram as part of the acquisition price. These shares are convertible into shares of the Company’s common stock at a price of the greater of average of the closing price of the Company’s common stock for the 20 trading day period or $0.50 per share. At December 31, 2005, there are 14,480 shares of preferred stock issued and outstanding. At December 31, 2004 there were no shares of preferred stock issued or outstanding.

[2] Common stock

The Company is authorized to issue 100,000,000 shares of its $.001 par value common stock.

In September 2005, the Company issued 8,000,000 shares of its restricted common stock with piggyback registration rights to accredited investors for cash of $1.2 million.

During May 2005, the Company issued to each of our non-employee directors, based on the number of committees on which each served 510,000 of shares of our restricted common stock and granted to each of these directors 510,000 five-year stock options to purchase the number of shares of the Company’s common stock, which options are exercisable at $0.30 per share and which fully vest by December 1, 2005.

During June 2005, the Company issued a new non-employee director, 95,000 shares of its restricted common stock valued at $19,000 and granted him a five-year stock option to purchase 95,000 shares of common stock, which options are exercisable at $0.30 per share. The pricing of such options was above the market trading value at the time of the grant. The options fully vest by December 1, 2006.

During 2005, the Company issued 2,585,000 shares of its restricted common stock to four of its officers pursuant to the terms of their employment agreements (see Note O).

The total stock grants to directors and officers totaling 3,190,000 shares, valued at fair value per the respective market trading prices at the time of the grants, resulted in unamortized deferred compensation of $115,000 included in the consolidated statements of changes in stockholder’s equity and comprehensive income as of December 31, 2005 and compensation expense of $288,000 for the year ended December 31, 2005.

During 2005, the Company also issued 150,000 fully-vested shares of its restricted common stock to a consultant for investor relations services and 200,000 fully-vested shares of its restricted common stock for finance costs related to the lease deposit arrangement discussed in Note O. These stock grants for consulting services were valued at fair value per the respective market trading prices at the time of the grants, and charged to additional paid in capital for $28,000 and the fair value of the financing cost charged to additional paid in capital was $66,000 during 2005.

In February 2004, the Company received net proceeds of $2.8 million, and $600,000 of liabilities owed by the Company were exchanged, in connection with the issuance of 18,000,000 shares of common stock along with 5,508,000 warrants exercisable at $0.20 per share and 19,828,800 callable warrants exercisable at prices between $0.225 and $1.35 per share. In addition, the Company issued 450,000 shares of common stock to an investment-banking firm in connection with the placement of the equity. The liabilities that were exchanged included $475,000 of notes payable to affiliates and $125,000 of accrued compensation due to the Company’s Chairman and President.

During the year ended December 31, 2004, the Company issued 670,000 shares of its common stock for services in settlement of accrued compensation and compensation expense of $147,000 to officers and consultants.

[3] Stock options and warrants

Stock options and warrants have been granted to officers, directors and employees based upon employment agreements and other grants at the discretion of the Board of Directors. Warrants have been granted through other financing and investment agreements with certain of the Company’s investors.

The following summarizes the Company’s stock option and warrant activity:

	Stock Options		Warrants
	Shares	Weighted Average Exercise Price	Shares	Weighted Average Exercise Price

Balance, December 31, 2003	2,614,168	$0.32	1,267,667	$1.02
Granted	2,083,455	$0.30	28,015,890	$0.59
Exercised	—	—	(573,590)	$0.26
Balance, December 31, 2004	4,697,623	$0.31	28,709,967	$0.61
Granted	—	—	1,062,500	$0.29
Exercised	(25,000)	$0.15	(17,114,000)	$0.19
Forfeited/Cancelled	(125,000)	$0.15	(1,177,500)	$0.93
Balance, December 31, 2005	4,547,623	$0.31	11,480,967	$0.47
Exercisable, December 31, 2004	4,685,123	$0.31	28,709,967	$0.61
Exercisable, December 31,2005	4,547,623	$0.32	11,480,967	$0.47

The table above reflects the 2004 grant of 573,590 warrants to purchase common stock in connection with the acquisition of SuperStock. These warrants were exercised during 2004 at $0.26 per share and provided $150,000 cash to the Company.

The table above also reflects the exercise of 17,114,000 during 2005 described as follows: During October 2005, the Company completed a transaction raising $3.2 million. The transaction involved the sale by Barron Partners L.P. (“Barron”), a significant stockholder of the Company, of outstanding warrants to purchase 21,114,000 shares of the Company’s common stock to ten “accredited investors” also being significant stockholders of the Company, including StarVest Partners, L.P., Ahab Partners, L.P., Ahab International, Ltd., Aslan Capital Management, LLC and CRT Capital Group, LLC. As described below, for a limited period of time, the Company reduced the exercise price of warrants to purchase 17,114,000 shares of the Company's common stock to $0.185 per share, during which time the investors exercised their warrants and purchased shares of the Company’s common stock, and the Company received the exercise price for each of the shares it issued. This accommodation was granted by the Company in order to facilitate the transaction.

Prior to this transaction, Barron held warrants to purchase the following number of shares of the Company’s common stock at the following exercise prices: 4,590,000 shares at $0.20; 4,590,000 shares at $0.225; 4,590,000 shares at $0.45; 3,672,000 shares at $0.90; and 3,672,000 shares at $1.35. Barron sold these warrants to purchase 21,114,000 shares of the Company's common stock to the investors for $0.02 per share. Pursuant to a letter agreement dated October 4, 2005 between the Company and the investors, for a two-day period, the Company reduced the exercise price of warrants to purchase, in the aggregate, 17,114,000 shares of the Company's common stock to $0.185 per share. The investors then exercised these warrants and purchased such shares.

In connection with the transaction, also during October 2005, the Company amended the warrant transferred to CRT Capital Group, LLC to purchase 4,000,000 shares of the Company’s common stock. Pursuant to this warrant, the minimum exercise price is $0.25 per share, which may be adjusted, provided the warrant is exercised upon the earlier to occur of (a) March 31, 2006, and (b) ten (10) days, or twenty (20) days if the shares common stock into which the warrant may be exercised is not then eligible for resale pursuant to a registration statement under the Securities Act of 1933, following written notice by the Company that the five-day volume weighted average price is greater than or equal to forty cents ($0.40).

As a result of the repricing of the warrants to purchase 21,114,000 shares of the Company’s common stock, the Company recorded a deemed dividend of approximately $219,000 increasing the net loss available to common stockholders. The remaining 4,000,000 warrants were exercised subsequent to December 31, 2005, but prior to March 31, 2006 at a price of $0.30 per share (see Note P).

Consulting fees of $58,000 are reflected in the accompanying consolidated statements of operations for 2004, relating to the issuance of common stock, options and warrants.

The fair value of each warrant and option grant on the date of grant is estimated using a Black-Scholes option-pricing model reflecting the following weighted average assumptions for the years ended December 31, 2005: no annual dividends; expected volatility of 90%; risk free interest rate of 3.25%, and for options expected life of five years (contractual term for warrants), and 2004: no annual dividends; expected volatility of 80%; risk free interest rate of 3.01%, and expected life of five years (contractual term for warrants).

The weighted average fair value of options granted during 2004 was $0.03. The weighted average fair value of warrants granted during 2005 and 2004 was $0.23 and $0.12, respectively.

The following table summarizes information about stock options at December 31, 2005:

Options Outstanding
Exercise Prices	Number Outstanding	Weighted Average Remaining Contractual Life	Number Exercisable

$0.15	729,168	1 year	729,168
$0.25	1,335,000	2 years	1,335,000
$0.30	2,083,455	3 years	2,083,455
$0.50	160,000	2 years	160,000
$1.00	120,000	2 years	120,000
$1.50	120,000	2 years	120,000
	4,547,623	2 years	4,547,623

Pursuant to the Company’s 2002 Directors, Officers And Consultants Stock Option, Stock Warrant And Stock Award Plan, as amended (the “2002 Plan”), 3,000,000 shares of the Company’s common stock are reserved for issuance. The 2002 Plan authorizes the Company’s board of directors to issue warrants, options, restricted or unrestricted common stock and other awards to the employees, consultants and directors of the Company and its affiliates. Certain options and warrants to be granted under the 2002 Plan are intended to qualify as Incentive Stock Options (“ISOs”) pursuant to Section 422 of the Internal Revenue Code of 1986, as amended, while other options and warrants granted under the 2002 Plan will be nonqualified options or warrants which are not intended to qualify as ISOs. A committee selected by the Company’s Board of Directors has the authority to approve option grants and the terms, which include the option price and the vesting terms. Options granted under the 2002 Plan expire after a ten-year period and are subject to acceleration upon the occurrence of certain events. As of December 31, 2005 and 2004 there were 496,264 shares available for grant under the Stock Plan.

The following table summarizes information about warrants at December 31, 2005:

Warrants Outstanding
Exercise Prices	Number Outstanding	Weighted Average Remaining Contractual Life	Number Exercisable

$0.188	500,000	4 years	500,000
$0.20	968,000	3 years	968,000
$0.225	918,000	3 years	918,000
$0.25	4,079,000	3 months	4,079,000
$0.30	122,000	2 years	122,000
$0.377	562,500	4 years	562,500
$0.40	50,000	2 years	50,000
$0.45	1,926,000	3 years	1,926,000
$0.56	160,000	3 years	160,000
$0.63	16,668	1 year	16,668
$0.75	162,500	1 year	162,500
$0.90	734,400	3 years	734,400
$1.25	160,000	2 years	160,000
$1.26	183,333	1 year	183,333
$1.35	734,400	3 years	734,400
$1.50	83,333	1 year	83,333
$1.75	50,000	2 years	50,000
$2.25	33,333	2 months	33,333
$3.00	37,500	6 months	37,500
	11,480,967	2 years	11,480,967

Note O — Commitments and Other Matters

[1] Consulting, advisory services, and employment agreements

The Company entered into an employment agreement with its Chairman and Chief Executive Officer dated as of May 2005. The agreement provides for a term of 36 months unless earlier terminated in accordance with the terms of the agreement. Pursuant to the agreement, he is entitled to receive an annual base salary of $125,000, subject to increases determined by our board of directors. In addition, the annual salary shall be increased to $150,000 based on our achieving certain revenue targets and attaining profitability during prescribed periods. He was granted an option to purchase 800,000 shares of our common stock at a purchase price of $0.30 per share being above the market trading value at the time of the grant, however these options will be accounted for under the fair value method under SFAS 123R based on a $0.37 value per share representing the market trading price on February 9, 2006 when the 2005 Stock Option Plan was approved by stockholders, with a charge to the statement of operations. The options are exercisable as to 25% of the shares of the common stock covered thereby on each of August 31, 2005, February 28, 2006, August 31, 2006 and February 28, 2007. In addition, he was issued 960,000 restricted shares of common stock valued at $115,000 of which 320,000 shares vested on June 30, 2005 and the balance of which vest in equal parts for the eight consecutive months thereafter beginning on July 31, 2005. The employment agreement also (1) provides that the restricted shares and options granted shall vest immediately upon a change in control, as defined, and (2) includes a confidentiality covenant, a non-competition covenant and contains a prohibition on the solicitation of the employees, suppliers, vendors and customers of a21 and SuperStock. In connection with our entering into the employment agreement with him, the parties agreed to terminate his consulting agreement as of May 2005. His consulting agreement with us was for a term of 36 months and was due to expire on September 2005. Pursuant to his consulting agreement, he served as a consultant to us as well as our Chairman, effective as of October 2002. Under the consulting agreement, he received consulting fees at the rate of $15,000 per month payable in cash or common stock, subject to increase.

Pursuant to a consulting agreement dated July 1, 2002 between the Company and one of its stockholders, the stockholder agreed to serve as a consultant to the Company and to provide marketing and consulting services. He has served as Chief Strategic Officer from June 2004 to December 2004, President since December 2004 and from February 2001 to May 2004, he served as an advisor. The Company entered into an employment agreement with him in the capacity as President dated as of May 2005. The agreement provides for a term of 36 months unless earlier terminated in accordance with the terms of the agreement. Pursuant to the agreement, he is entitled to receive an annual base salary of $125,000, subject to increases determined by our board of directors. In addition, the annual salary shall be increased to $150,000 based on our achieving certain revenue targets and attaining profitability during prescribed periods. He was granted an option to purchase 800,000 shares of our common stock at a purchase price of $0.30 per share, being above the market trading value at the time of the grant, however these options will be accounted for under the fair value method under SFAS 123R based on a $0.37 value per share representing the market trading price on February 9, 2006 when these grants were approved by stockholders, with a charge to the statement of operations. The strike price of these options was above the market trading value at the time of the grant. These options issued will be accounted for under the fair value method under SFAS 123R when approved by stockholders, with a charge to the statement of operations. The options are exercisable as to 25% of the shares of the common stock covered thereby on each of August 31, 2005, February 28, 2006, August 31, 2006 and February 28, 2007. In addition, he was issued 1,200,000 restricted shares of common stock valued at $144,000, which vest in four equal amounts on each of June 30, 2005, September 30, 2005, December 31, 2005 and March 31, 2006. The employment agreement also (1) provides that the restricted shares and options granted vest immediately upon a change in control, as defined, and (2) includes a confidentiality covenant, a non-competition covenant and contains a prohibition on the solicitation of the employees, suppliers, vendors and customers of a21 and SuperStock.

In September 2002, the Company entered into a two-year agreement with an employee to act as the Company's President. The agreement called for initial payments of $15,000 per month, to be adjusted for certain events, as defined. Compensation may be payable in common shares of the Company at the option of the individual in the event that the Company does not make above payments in cash at the end of each month. The rate at which common shares were to be issued was 150% of cash compensation due or restricted common shares at 200% of the cash compensation due. The employee was provided with options to purchase up to 400,000 common shares of the Company with 160,000 options exercisable at $0.50, 120,000 exercisable at $1.00 and 120,000 exercisable at $1.50. Such options will expire May 1, 2007. In addition, in January 2004, the Company awarded the employee an option to purchase 577,941 common shares at $0.30. The agreement with this employee has terminated. The Company entered into an employment agreement with him, as its Chief Creative Officer and SuperStock’s President and Chief Creative Officer dated as of May 2005. The agreement provides for a term of 36 months unless earlier terminated in accordance with the terms of the agreement. Pursuant to the agreement, he is entitled to receive an annual base salary of $110,000, subject to increases determined by the Chief Executive Officer of each of a21 and SuperStock. In addition, the annual salary shall be increased to $120,000 should we (i) enter into a new credit facility in excess of $500,000, or (ii) close an acquisition of a company whose trailing 12 month revenue prior to closing is in excess of $5,000,000, with a further increase in salary subject to the discretion of the Chief Executive Officer of each of a21 and SuperStock if we achieve certain revenue and profit targets during prescribed periods. He was granted an option to purchase 400,000 shares of our common stock valued at $30,000 at a purchase price of $0.30 per share being above the market trading value at the time of the grant, however these options will be accounted for under the fair value method under SFAS 123R based on a $0.37 value per share representing the market trading price on February 9, 2006 when these grants were approved by stockholders, with a charge to the statement of operations. The strike price of the options was above the market trading value at the time of the grant and which options are exercisable as to 25% of the shares of the common stock covered thereby on each of August 31, 2005, February 28, 2006, August 31, 2006 and February 28, 2007. These options issued will be accounted for under the fair value method under SFAS 123R when approved by stockholders, with a charge to the statement of operations. In addition, He was issued 250,000 restricted shares of common stock which vest in equal amounts on each of August 31, 2005, February 28, 2006, August 31, 2006 and February 28, 2007. The employment agreement also (1) provides that the restricted shares and options granted vest immediately upon a change in control, as defined, and (2) includes a confidentiality covenant, a non-competition covenant and contains a prohibition on the solicitation of the employees, suppliers, vendors and customers of a21 and SuperStock.

The Company entered into an employment agreement with SuperStock’s Executive Vice President dated as of October 1, 2005. The agreement continues for a term of 36 months unless earlier terminated in accordance with the terms of the agreement. Pursuant to the agreement, she is entitled to receive an annual base salary of $110,000, increasing to $120,000 on November 1, 2005, subject to increases as shall be determined by the Chief Executive

Officers of a21 and SuperStock. Ms. Chiang was granted an option to purchase 300,000 shares of our common stock at a purchase price of $0.30 per share, being above the market trading value at the time of the grant, however these options will be accounted for under the fair value method under SFAS 123R based on a $0.37 value per share representing the market trading price on February 9, 2006 when these grants were approved by stockholders, with a charge to the statement of operations. The strike price of these options was above the market trading value at the time of the grant. The options are exercisable as to 25% of the total shares represented thereby on each of November 1, 2005, February 28, 2006, August 31, 2006 and February 28, 2007. In addition, she was issued 175,000 restricted shares of common stock valued at $33,000 which vest in equal amounts on each of November 1, 2005, February 28, 2006, August 31, 2006 and February 28, 2007. The employment agreement also (1) provides that the restricted shares and options granted vest immediately upon a change in control, as defined, and (2) includes a confidentiality covenant, a non-competition covenant and contains a prohibition on the solicitation of the employees, suppliers, vendors and customers of a21 and SuperStock. (See Note P).

[2] Lease commitments

The capital lease agreement for the Company’s headquarters facility (see Note L) includes a requirement to maintain a security deposit. This security deposit was initially funded as a letter of credit in the amount of $600,000, and was reflected as restricted cash in the consolidated balance sheets as of December 31, 2004. The lease agreement also requires the Company to fund additional $30,000 deposits on the first day of each July, October, January, and April beginning July 1, 2005 up to and including July 1, 2006, for a total of $750,000.

In September 2004, the Company entered into an agreement to sublease a significant portion of its facility for a term of six years with an option to renew for an additional two year term.  The sublease requires monthly rent payments to the Company beginning in November 2004 with annual increases through the term of the sublease.  The total lease payments in accordance with the terms of the agreement are $3.5 million. Rental income is recognized on a straight-line basis over the term of the sublease, and the excess of rental income recognized over rental payments received is recorded as a deferred receivable of $541,000 at December 31, 2005. Approximate rental income is as follows for each of the following years after December 31, 2005: 2006:$550,000 2007:$680,000, 2008:701,000 2009:$722,000, and 2010:$616,000.

In a lease agreement for SuperStock Limited in the UK, the Company has sublet the entire facility to a third party as of June 2002, until the expiration of the lease in 2014. In accordance with the lease agreement, SuperStock Limited would be liable for approximately $90,000 per year under the covenants in the lease in the event the company who has sublet the facility is unable to perform under such terms.

[3] Lease deposit arrangement

On November 17, 2005, the Company consummated an arrangement with certain of our existing stockholders, Ahab International, Ltd. and Ahab Partners, L.P. (collectively “Ahab”). As part of this arrangement, SuperStock, Inc. and the Company entered into an agreement dated November 8, 2005 with Ahab pursuant to which Ahab pledged an aggregate amount of $690,000 in the form of certificate of deposits (the “CDs”). The CDs replaced the deposits maintained by SuperStock which secured the letter of credit issued in lieu of the security deposit per the capital lease agreement for the Company’s headquarters facility. The agreement has a three year term which is the term of the requirement to maintain a security deposit under the capital lease agreement. We pay interest at a rate of 10% per annum plus Ahab retains the interest earned on the CDs. Ahab received 200,000 shares of our common stock charged to additional paid in capital and recorded as deferred service cost of $66,000 and amortized over the term of the agreement. In connection with the arrangement, SuperStock entered into a security agreement pursuant to which Ahab maintains a security interest in the collateral. As such, SuperStock provided a guarantee to Ahab in the event any liquidation of the security deposit was to occur. This arrangement was consummated as a means of providing additional liquidity to the Company.

[4] Litigation and settlement of claims

The Company is involved in various claims and lawsuits in the ordinary course of business. Management believes that there are no such matters outstanding that would have a material adverse effect on the Company's results of operations and financial position. The Company was a defendant in a lawsuit where the creditor was seeking recovery of future and past due lease payments on a lease, which was terminated by the parties. In 2004 the

Company agreed to pay $26,000 to the creditor to settle the remaining disputed amount in connection with this matter.

[5] Liens and encumbrances:

The Internal Revenue Service filed a tax lien against all of the assets of Agence. The lien in the amount of $143,000 represented delinquent payroll taxes for the period from September 19, 2000 (inception) to June 30, 2002. All outstanding amounts have been paid as of December 31, 2004.

[6] Other

In April 2003, the Company was contacted by an attorney representing a holder of certain Nonexchanged Shares claiming that such shares are exchangeable into shares of the Company's common stock. The Company believes that the shares are not exchangeable since the exchange agreement has expired. As of December 31, 2005, the Company no longer considers this issue to be outstanding.

Note P — Subsequent Events

[1] Equity transactions

On February 16, 2006, an information statement was mailed or furnished to the stockholders of the Company in connection with the authorization and approval by a majority of the Board of Directors of the Stock Plan at a meeting held on March 10, 2005 and the subsequent adoption of such corporate action by written consent on February 9, 2006 of a majority of the Company’s stockholders. Such adoption constitutes the approval and consent of the action. The Stock Plan provides for the grant of options, stock appreciation rights (“SARs”), performance share awards, restricted stock and unrestricted stock of up to an aggregate of 6,000,000 shares of common stock to officers, employees and independent contractors of the Company or its affiliates. If any award expires, is cancelled, or terminates unexercised or is forfeited, the number of shares subject thereto is again available for grant under the Stock Plan. Stock options issued under the 2005 Plan typically have a five-year term and vest prorata over that term. The exercise price shall be no less than the fair market value of a share of the Company’s common stock on the date of grant of the options. 4,130,316 stock options issued under the 2005 Plan during 2005 will be accounted for in the first quarter 2006 under the fair value method under SFAS 123R based on the closing market trading price of $0.37 on February 9, 2006, with a charge to the statement of operations.

On March 6, 2006, the Company received $1.2 million in connection with the exercise of warrants to purchase four million shares of the Company’s common stock held by a significant stockholder of the Company. The stockholder previously acquired the warrants from another significant stockholder of the Company, through a prior transaction. In connection with the exercise of the warrants, the Company set the exercise price of the warrants to $0.30 per unregistered share, which is approximately 10% less than what the exercise price would have been pursuant to the original terms of the warrants, but higher than the minimum $0.25 per unregistered share as stated in the warrant modification agreement. This accommodation was granted by the Company in order to facilitate the transaction.

On March 14, 2006, the Company issued 2,522,648 shares of its common stock to the holders of its Series A Convertible Preferred Stock upon the conversion of the Preferred Stock by the holders thereof. The Company originally issued the Preferred Stock in connection with its acquisition of Ingram, on October 12, 2005. The Preferred Stock was converted into the Company’s common stock at a price per share of the common stock of $0.574, the average of the closing price of the Company’s common stock for the 20 trading day period ending on March 13, 2006.

[2] Employment agreement

The Company entered into an employment agreement with its Vice President and Chief Financial Officer and SuperStock’s Executive Vice President and Chief Financial Officer, dated as of January 3, 2006. The agreement continues for a term of 36 months unless earlier terminated in accordance with its terms. Pursuant to the agreement, he is entitled to receive an annual base salary of $114,000, subject to increases as shall be determined by the Chief Executive Officers of a21 and SuperStock. He was granted an option to purchase 165,000 shares of our common stock at a purchase price of $0.34 per share, however these options issued will be accounted for under the fair value method under SFAS 123R when approved by stockholders based on a $0.37 value per share representing the market trading price on February 9, 2006 when the 2005 Stock Option Plan was approved by stockholders , with a charge to the statement of operations. The strike price of such options was at the market trading value at the time of the grant. The options are exercisable as to 25% of the total shares represented thereby on each of June 30, 2006, December 31, 2006, June 30, 2007, and December 31, 2007. The employment agreement also (1) provides that the stock options granted shall vest immediately upon a change in control as defined of a21, and (2) includes a confidentiality covenant, a non-competition covenant and contains a prohibition on the solicitation of the employees, suppliers, vendors and customers of a21 and SuperStock.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 10-QSB

______________

☒	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended: March 31, 2006

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period _______ to ________

Commission file no.: 000-51285

______________

a21, INC.

(Name of Small Business Issuer in Its Charter)

______________

Texas	74-2896910
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

7660 Centurion Parkway,
Jacksonville, Florida 32256
(Principal Executive Office)

Issuer’s Telephone Number, Including Area Code: 904-565-0066

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act: Common stock, par value $0.001 per share

Check whether the Issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒   No ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).
Yes ☐   No ☒

There were 77,568,169 shares of the Company’s common stock outstanding on May 8, 2006.

Transitional Small Business Disclosure Format (check one): Yes ☐   No ☒

F-12

a21, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS
($ in thousands, except per share amounts)
(unaudited)

	March 31, 2006	December 31, 2005

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$1,442	$1,194
Accounts receivable, net allowance for doubtful accounts of $55 and $57	2,085	1,840
Inventory	156	156
Prepaid expenses and other current assets	317	277
Total current assets	4,000	3,467
Property, plant and equipment, net	7,527	7,602
Photo collection, net	1,667	1,715
Goodwill	2,340	2,263
Contracts with photographers, net	877	929
Deferred rent receivable	543	541
Intangible assets, net	3,631	3,882
Other	147	115
Total assets	$20,732	$20,514

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Notes payable, unsecured	$1,050	$1,050
Accounts payable	1,086	1,200
Accrued expenses	519	373
Royalties payable	1,271	1,180
Warrant obligation	451	187
Deferred revenue	235	151
Other	99	272
Total current liabilities	4,711	4,413

LONG-TERM LIABILITIES
Loan payable from sale-leaseback of building, less current portion	7,431	7,438
Senior secured notes payable, net—related party	2,341	2,316
Other	125	126

Total liabilities	14,608	14,293

The accompanying notes are an integral part of these Condensed Consolidated Financial Statements.

a21, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS – (continued)
($ in thousands, except per share amounts)
(unaudited)

	March 31, 2006	December 31, 2005

COMMITMENTS AND CONTINGENCIES

MINORITY INTEREST	2,800	2,800

STOCKHOLDERS’ EQUITY
Preferred stock; $.001 par value; 100,000 shares authorized; no shares and 14,480 shares issued and outstanding at March 31, 2006 and December 31, 2005, respectively	—	0
Common stock; $.001 par value; 100,000,000 shares authorized; 81,146,476 and 74,115,012 shares issued at March 31, 2006 and December 31, 2005, respectively and 77,466,701 and 70,435,237 shares outstanding at March 31, 2006 and December 31, 2005, respectively	81	74
Treasury stock (at cost, 3,679,775 shares)	—	—
Additional paid-in capital	19,784	17,583
Deferred compensation	(41)	(115)
Accumulated deficit	(16,601)	(14,185)
Accumulated comprehensive income	101	64
Total stockholders’ equity	3,324	3,421
Total liabilities and stockholders’ equity	$20,732	$20,514

The accompanying notes are an integral part of these Condensed Consolidated Financial Statements.

a21, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
($ in thousands, except per share amounts)
(unaudited)

	Three Months Ended March 31,
	2006	2005

Revenue	$2,935	$2,312
Cost of revenue (excludes amortization expense of $362 and $174)	903	712
Selling, general and administrative expenses	3,186	1,566
Depreciation and amortization expenses	603	353
TOTAL OPERATING EXPENSES	4,692	2,631

OPERATING LOSS	(1,757)	(319)

Interest expense	(353)	(397)
Warrant expense	(265)	—
Other expense, net	(14)	(266)

NET LOSS BEFORE INCOME TAX EXPENSE	(2,389)	(982)

Income tax expense	(27)	—

NET LOSS	(2,416)	(982)

Disproportionate deemed dividends	(157)	—

NET LOSS ATTRIBUTED TO COMMON STOCKHOLDERS	$(2,573)	$(982)

NET LOSS ATTRIBUTED TO COMMON STOCKHOLDERS PER SHARE, BASIC AND DILUTED	$(0.04)	$(0.03)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING, BASIC AND DILUTED	72,142,537	38,136,237

The accompanying notes are an integral part of these Condensed Consolidated Financial Statements.

a21, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN
STOCKHOLDERS’ EQUITY AND COMPREHENSIVE INCOME
(in thousands)
(unaudited)

	Preferred Stock		Common Stock		Treasury Stock		Additional Paid-In Capital	Deferred Compensation	Accumulated Deficit	Accumulated Other Comprehensive Income	Total
	Number of Shares	Amount	Number of Shares	Amount	Number of Shares	Amount

Balance at December 31, 2005	14	$—	74,115	$74	(3,680)	$—	$17,583	$(115)	$(14,185)	$63	$3,420
Stock options exercised	—	—	508	—	—	—	31	—	—	—	31
Stock warrants exercised	—	—	4,000	4	—	—	1,196	—	—	—	1,200
Issuance of common stock upon the conversion of preferred stock issued as part of the purchase price of Ingram Publishing Limited	(14)	—	2,523	3	—	—	(3)	—	—	—	—
Stock options compensation expense	—	—	—	—	—	—	1,027	—	—	—	1,027
Charge for the cost of variable option compensation	—	—	—	—	—	—	(50)	—	—	—	(50)
Amortization of deferred compensation	—	—	—	—	—	—	—	74	—	—	74
Net loss	—	—	—	—	—	—	—	—	(2,416	—	(2,416)
Foreign currency translation adjustment	—	—	—	—	—	—	—	—	—	38	38
Comprehensive loss	—	—	—	—	—	—	—	—	—	—	(2,378)

Balance at March 31, 2006	—	$—	81,146	$81	(3,680)	$—	$19,784	$(41)	$(16,601)	$101	$3,324

The accompanying notes are an integral part of these Condensed Consolidated Financial Statements.

a21, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW
($ in thousands)
(unaudited)

	For the Three Months Ended March 31,
	2006	2005

CASH FLOWS USED IN OPERATING ACTIVITIES:
Net loss	$(2,416)	$(982)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	603	353
Amortization of finance costs	30	106
Loss on disposal of equipment	65	—
Change in fair value of warrant obligation	265	—
Stock option compensation	977	—
Deferred compensation	74	—
Loss on extinguishment of debt	—	371

Changes in assets and liabilities:
Accounts receivable	(245)	(314
Prepaid expenses and other current assets	(52)	—
Accounts payable and accrued expenses	121	(184)
Deferred revenue	84	—
Foreign income tax payable	(178)	—
Other	9	—
NET CASH USED IN OPERATING ACTIVITIES	(663)	(650)

The accompanying notes are an integral part of these Condensed Consolidated Financial Statements.

a21, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW – (continued)
($ in thousands)
(unaudited)

	For the Three Months Ended March 31,
	2006	2005

CASH FLOWS USED IN INVESTING ACTIVITIES:
SuperStock acquisition earnout	(67)	—
Investment in property, plant and equipment	(132)	(236)
Investment in photo collection	(76)	—
Other	(40)	—
NET CASH USED IN INVESTING ACTIVITIES	(315)	(236)

CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
Proceeds from senior secured notes payable—related party	—	2,250
Payment of convertible subordinated notes payable	—	(1,250)
Net proceeds from the exercise of stock options	31
Net proceeds from the exercise of stock warrants	1,200
Payment of promissory note payable	—	(33)
Other	(7)	1
NET CASH PROVIDED BY FINANCING ACTIVITIES	1,224	968

EFFECT OF EXCHANGE RATES ON CASH AND CASH EQUIVALANTS	2	51
NET INCREASE IN CASH	248	133
CASH AT BEGINNING OF PERIOD	1,194	717

CASH AT END OF PERIOD	$1,442	$850

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Foreign income taxes paid	$178	$—
Interest paid	297	99

SUPPLEMENTAL DISCLOSURE OF NON-CASH FINANCING AND INVESTING ACTIVITIES:
Debt discount recorded for the issuance of warrants in connection with senior secured notes payable	—	39

The accompanying notes are an integral part of these Condensed Consolidated Financial Statements.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)

Note A — Financial Statement Presentation and the Description of Business

The unaudited condensed consolidated financial statements of a21, Inc., a Texas corporation (“a21”, “the Company”, “we”) herein have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”) and, in the opinion of management, reflect all adjustments (consisting only of normal recurring accruals) necessary to present fairly the financial position at March 31, 2006 and the results of operations for the interim periods presented. Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted pursuant to such SEC rules and regulations. Results of operations for interim periods are not necessarily indicative of those to be achieved for full fiscal years. These condensed consolidated financial statements should be read in conjunction with our audited financial statements included in our amended annual report on Form 10-KSB/A for the year ended December 31, 2005 filed with the SEC.

a21, Inc. was incorporated in the State of Texas on October 28, 1998, under the name Saratoga Holdings I, Inc. and subsequently renamed a21, Inc. We license and acquire stock photography for worldwide distribution to advertisers and publishers through sublicense and license agreements.

Through our subsidiary SuperStock, we aggregate visual content from photographers, photography agencies, archives, libraries and private collections and license the visual content to our customers. Our customer base consists of four major groups: creative (advertising and design agencies), editorial (publishing and media entities), corporate (in-house communications departments and outside corporate communications firms) and consumers (the general public). Our products are sold directly and through a global network of distributors in over 100 countries.

Our subsidiary Ingram is a UK-based provider of subscription, CD-ROM and individual royalty free images as well as vector graphics and fonts, vehicle online templates, and print price guides for the worldwide graphics design, printing, sign making, advertising and publishing communities.

Note B — Summary of Significant Accounting Policies

[1] Basis of presentation/going concern

The accompanying condensed consolidated financial statements have been prepared assuming that we will continue as a going concern. We have sustained significant recurring losses and at March 31, 2006, had an accumulated deficit of $16.6 million and a working capital deficit of $711,000 that raise substantial doubt about our ability to continue as a going concern and as such caused our independent registered public accounting firm to included a going concern explanatory paragraph in their report in connection with their audit of our consolidated financial statements for the year ended December 31, 2005. In addition to cash we will generate and require from operations in 2006, we will need to raise cash from equity and debt financings to fund any shortfall from cash from operations and to fund any acquisitions. Should we need more or generate less cash, we will need additional funding to cover any potential shortfall. If we are unable to secure any required funding, we will not be able to implement our business plan and may not be able to conduct business as a going concern. (see Note L)

The condensed consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts or classification of liabilities that might be necessary should we be unable to continue as a going concern. Our continuation as a going concern is dependent upon our ability to generate sufficient cash flows to meet our obligations on a timely basis, to obtain additional financing as may be required and ultimately to attain profitable operations and positive cash flows. Our future plans include the development of our distribution channel, leveraging owned and licensed image content offering, and the production and acquisition of new in-demand image content to be made available to both direct and distribution customers. Additionally, we are in discussions with several potential acquisition targets that, if successful, could result in an enhanced market position and incremental cash flow from operations. However, there can be no assurance that these efforts will be successful. We also continue to incur operating expenses to enhance our market position and expand our product offering by producing or acquiring newer, in-demand image content for our customers. We may have to seek additional funding sooner than expected. There can be no assurance that sufficient additional capital needed to sustain operations will be obtained by us or that our operations will become profitable.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)

[2] Principles of consolidation

The condensed consolidated financial statements include all accounts of the Company including our subsidiaries, SuperStock (U.S.), SuperStock Limited (UK), including Ingram Publishing (which was acquired in October 2005), and SuperStock Canada. The minority interest in the consolidated balance sheet at March 31, 2006 and December 31, 2005 represents the interest of the holders of preferred shares of SuperStock, which are exchangeable into common shares of a21, Inc. The minority interest was valued at the market value of the a21, Inc. common shares at the acquisition date as if exchanged. All significant intercompany balances and transactions have been eliminated.

[3] Revenue recognition

Revenue is recognized when the following criteria are met: evidence of an arrangement exists, the price is fixed or determinable, collectibility is reasonably assured and delivery has occurred or services have been rendered. Revenue is recorded at invoiced amounts except in the case of licensing rights through distributors, where revenue is recorded at our share of invoiced amounts. Distributors typically earn and retain a percentage of the license fee according to their contract, and we record the remaining license fee as revenue. We also sell subscriptions of certain images for terms ranging from one to twelve months. Subscription revenue is recognized over the respective term of the subscription agreement, accordingly, $235,000 and $151,000 is recorded as deferred revenue as of March 31, 2006 and December 31, 2005, respectively.

[4] Cost of revenue

Cost of revenue reflects royalties on revenue generated from images licensed by us under contracts with photographers. Royalties are expensed in the period that they are incurred. Cost of revenue excludes of amortization of revenue generating assets.

[5] Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The recoverability of the carrying values of long-lived assets, including goodwill and identifiable intangible assets represents sensitive estimates subject to change.

[6] Fair value of financial instruments

Our financial instruments consist primarily of cash and cash equivalents, accounts receivable, accounts payable, accrued expenses, and short-term debt, which approximate fair value because of their short maturities. The carrying amount of long-term debt approximates fair value due to the market rate of interest incurred by us. The fair value of our notes payable to stockholders and an affiliated company are not reasonably determinable based on the related party nature of the transactions.

[7] Cash and cash equivalents

We consider all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents. At March 31, 2006 and December 31, 2005, we had no investments with maturities greater than three months. We are required to maintain a security deposit in accordance with our lease agreement for the SuperStock facility (see Note K). Cash as of March 31, 2006 and December 31, 2005 excludes the certificate of deposits funded and pledged by stockholders to secure a letter of credit in the amount of $690,000.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)

[8] Accounts receivable

Accounts receivable are trade receivables, net of allowances for doubtful accounts. We estimate our allowance for doubtful accounts based on historical loss ratios, existing economic conditions, and specific account analysis of high-risk accounts. Concentration of credit risk is limited due to the dispersion of customers. No single customer represents more than 10% of the total accounts receivable.

[9] Inventory

Inventories are valued at the lower of cost or market. The costs of compact disk products produced for resale are determined on the first-in, first-out (FIFO) basis. Physical counts of inventories are taken at least annually. The requirements for any provisions of estimated losses for obsolete, excess or slow-moving inventories are reviewed periodically. All inventories are categorized as finished goods.

[10] Deferred rent receivable

During 2004, we entered into an agreement to sublease a significant portion of our facility for a term of six years with an option to renew for an additional two year term. SFAS 13, “Accounting for Leases”, requires rental income from an operating lease be recognized on a straight-line basis over the non-cancelable lease term. Accordingly, we recognize total contractual minimum lease payments, including scheduled rent increases, as rental income evenly over the lease term. Accrued revenues from contractually scheduled rent increases in excess of amounts currently due are reported as a long-term receivable. We monitor this asset for collection risk and will establish reserves for any amounts deemed not collectible. However, amounts collected in future periods may vary from our expectations.

[11] Defined contribution employee benefit plan

We maintain a defined contribution retirement plan pursuant to Section 401(k) of the Internal Revenue Code (the Plan), in which U.S. employees at least 21 years of age may participate after completing six months of service. Eligible employees may contribute up to a certain percentage of their annual compensation to the Plan, subject to the annual IRS limitations. The Plan allows us to make discretionary contributions. There have been no such discretionary contributions made in 2006 or 2005.

[12] Foreign currency

We translate assets and liabilities of foreign subsidiaries, whose functional currency is the local currency, at exchange rates in effect as of the balance sheet date. We translate revenue and expenses at the monthly average rates of exchange prevailing during the year. We include the adjustment resulting from translating the financial statements of such foreign subsidiaries in accumulated other comprehensive income, which is reflected as a separate component of stockholders’ equity. Gains and losses which are denominated in currency other than a subsidiary’s local currency and remeasured in the subsidiary’s local currency are recognized in the condensed consolidated statement of operations.

[13] Land and building and property and equipment and depreciation

Land and building were sold and leased back in a transaction accounted for as a financing transaction. The building is being depreciated over the twenty-year term of the related lease. Property and equipment consisting of furniture, fixtures and equipment, photography and computer equipment, and software are recorded at cost. Depreciation of property and equipment is computed by the straight-line method over the assets’ estimated lives of furniture, fixtures and equipment being 7 years, photography and computer equipment ranging from 5 to 7 years, and software ranging from 3 to 4 years.

Expenditures for major additions and betterments are capitalized. Maintenance and repairs are charged to operations as incurred. Upon sale or retirement of property and equipment, the related cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in operations.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)

[14] Photo collection and contracts with photographers

Expenditures for additions and betterments to the photo collection are capitalized. The photo collection is categorized by type of imagery (fine art, vintage and contemporary). Depreciation of the photo collection is computed by the straight-line method over the assets’ estimated lives of forty years for fine art and vintage images and four years for contemporary images. Upon sale or retirement of any portion of the collection, the related cost and accumulated depreciation are removed form the accounts and any gain or loss is reflected in operations.

The contracts with photographers have an average life of five years and are automatically renewable. Amortization of the photographer’s contracts is based on projected revenues expected to be generated over the estimated ten year life of the underlying images.

[15] Goodwill and intangible assets

We test recorded goodwill for impairment annually and between annual tests in certain circumstances. Our goodwill impairment testing is a two-step process with Step I – being a test for potential impairment by comparing the fair value of reporting unit with its carrying amount. If fair value of reporting unit is greater than its carrying amount (including recorded goodwill), then no impairment exists indicating no need to perform Step II. If the reporting unit carrying amount (including recorded goodwill) is greater than its fair value, then we must complete Step II to measure the amount of impairment, if any. We estimated the implied fair value based on a market capitalization value model and evaluated the implied fair value of the enterprise as a single reporting unit. Our last annual impairment test performed as of October 1, 2005 concluded that no impairment of goodwill exists. As circumstances change, it is reasonably possible that future goodwill impairment tests could result in a loss from impairment of goodwill. The Company is not aware of any material change in circumstances, as of March 31, 2006, that would require it to test goodwill for impairment.

Intangible assets with definite lives are amortized over their estimated useful life and reviewed for impairment in accordance with SFAS 144. Intangible assets with definite lives are amortized using the straight line method over their expected useful life.

[16] Long-lived assets

We evaluate our long-lived assets in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” pursuant to which an impairment loss is recognized if the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. A long-lived asset is tested for recoverability whenever events or changes in circumstances indicate that its carrying amount may not be recoverable. Our consideration of SFAS 144 involves significant assumptions and estimates based on management’s best judgments of current and future circumstances, including currently enacted tax laws, the future weighted-average cost of capital, and our future financial performance. No impairment charges have been incurred for the three months ended March 31, 2006 and 2005.

[17] Other expense

($ in thousands)	Three Months Ended March 31,
	2006	2005

Currency transaction loss	$11	$50
Loss on extinguishment of debt	—	(371)
Other	(25)	55
	$(14)	$(266)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)

[18] Income taxes

We recognize deferred tax assets and liabilities for both the expected impact of differences between the financial statements and tax bases of assets and liabilities, and for the expected future tax benefit to be derived from offsetting the net operating loss against loss and tax credit carryforwards against taxable income, if any. We established a valuation allowance to reflect the likelihood of realization of deferred tax assets. Deferred tax assets are reduced, if necessary, by a valuation allowance if it is more likely than not that some portion or all of the deferred tax assets will not be realized. The difference in basis of the investment in foreign subsidiary relates to goodwill which is a permanent difference, and therefore, no deferred tax is recognized.

[19] Net loss attributed to common stockholders per share

We calculate net loss attributed to common stockholders per share in accordance with the provisions of SFAS No. 128, “Earnings Per Share.” SFAS No. 128 requires a dual presentation of “basic” and “diluted” income (loss) per share on the face of the condensed consolidated statements of operations. Basic income (loss) per share is computed by dividing the net loss attributed to common stockholders by the weighted average number of shares of common stock outstanding during each period. Diluted loss per share includes the effect, if any, from the potential exercise or conversion of securities, such as stock options and warrants, which would result in the issuance of incremental shares of common stock.

For the three months ended March 31, 2006 and 2005, the basic and diluted net loss attributed to common stockholders per share is the same since the effect from the potential exercise of 15,373,269 and 36,053,740 outstanding stock options and warrants as of March 31, 2006 and 2005, respectively, which would have been antidilutive. 5,000,151 shares of common stock issuable upon the conversion of the SuperStock Seller Preferred have also been excluded for the three months ended March 31, 2006 and 2005.

[20] Reclassifications

Certain reclassifications have been made to the comparable same prior year period financial statements to conform to current period presentation.

[21] Other accumulated comprehensive income

Other accumulated comprehensive income consists of net loss and net unrealized foreign currency translation adjustments and is presented in the condensed consolidated balance sheets as comprehensive income.

[22] Stock-based compensation

On January 1, 2006, we adopted Statement of Financial Accounting Standards No. 123 (revised 2004), “Share-Based Payment,” (“SFAS 123(R)”) which requires the measurement and recognition of compensation expense for all share-based payment awards made to employees and directors based on estimated fair values. SFAS 123(R) supersedes our previous accounting under Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees” (“APB 25”). In March 2005, the Securities and Exchange Commission issued Staff Accounting Bulletin No. 107 (“SAB 107”) relating to SFAS 123(R). We have applied the provisions of SAB 107 in its adoption of SFAS 123(R).

We adopted SFAS 123(R) using the modified prospective transition method, which requires the application of the accounting standard as of January 1, 2006, the first day of our fiscal year 2006. Our condensed consolidated financial statements as of and for the three months ended March 31, 2006 reflects the impact of SFAS 123(R). In accordance with the modified prospective transition method, our condensed consolidated financial statements for prior periods have not been restated to reflect, and do not include, the impact of SFAS 123(R).

SFAS 123(R) requires companies to estimate the fair value of share-based payment awards on the date of grant using an option-pricing model. The value of the portion of the award that is ultimately expected to vest is recognized as expense over the requisite service periods in our condensed consolidated statement of operations. Prior to the adoption of SFAS 123(R), we accounted for share-based awards to employees and directors using the intrinsic value

8

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)

method in accordance with APB 25. Under the intrinsic value method, no stock-based compensation expense had been recognized in our condensed consolidated statement of operations, because the exercise price of our stock options granted to employees and directors equaled the fair market value of the underlying stock at the date of grant.

Share-based compensation expense recognized during the three months ended March 31, 2006 is based on the value of the portion of share-based payment awards that is ultimately expected to vest during the period. Share-based compensation expense recognized in our condensed consolidated statement of operations for the three months ended March 31, 2006 included compensation expense for share-based payment awards granted subsequent to December 31, 2005 based on the grant date fair value estimated in accordance with the provisions of SFAS 123(R). Because share-based compensation expense recognized in the condensed consolidated statement of operations for the three months ended March 31, 2006 is based on awards ultimately expected to vest, it has been reduced for estimated forfeitures. SFAS 123(R) requires forfeitures to be estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates. In our pro forma information required under SFAS 123 for the periods prior to fiscal 2006, we accounted for forfeitures as they occurred.

We use the Black-Scholes option-pricing model (“Black-Scholes model”) as its valuation method for share-based payment awards. Under the Black-Scholes model, the fair value of share-based payment awards on the date of grant using an option-pricing model is affected by a21’s common stock price as well as assumptions regarding a number of highly complex and subjective variables. These variables include, but are not limited to our expected stock price volatility over the term of the awards, and actual and projected employee stock option exercise behaviors.

General Share Based Compensation Information

The following summarizes our stock option activity:

	Stock Options
	Shares	Weighted Average Exercise Price

Balance, December 31, 2005	4,547,623	$0.32
Granted	4,108,060	$0.30
Exercised	(616,427)	$0.17
Forfeited/Cancelled	(80,287)	$0.18
Balance, March 31, 2006	7,958,969	$0.32

Exercisable, December 31, 2005	4,547,623	$0.32

Exercisable, March 31, 2006	6,142,538	$0.33

The following table summarizes information about stock options at March 31, 2006:

Options Outstanding

Exercise Prices	Number Outstanding	Weighted Average Remaining Contractual Life	Number Exercisable

$0.15	129,168	1 year	129,168
$0.25	1,335,000	1.5 years	1,335,000
$0.30	6,094,801	3.5 years	4,278,370
$0.50	160,000	1 year	160,000
$1.00	120,000	1 year	120,000
$1.50	120,000	1 year	120,000
	7,958,969	3 years	6,142,538

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)

Valuation and Expense Information under SFAS 123(R)

The following table summarizes share-based compensation expense under SFAS 123(R) for the three months ended March 31, 2006:

($ in thousands)

Share-based compensation expense included in selling, general, and administrative expenses	$1,027
Tax benefit	—
Share-based compensation expense, net tax	$1,027

The pro forma effect on our net loss and loss per share of applying the fair-value method of accounting would have been as follows for the three months ended March 31, 2005:

($ in thousands, except per share amounts)

Net loss	$(982)
Less: Stock-based employee compensation using the fair value method	(79)
Pro forma net loss	$(1,061)
Loss per share—basic and diluted
As reported	(0.03)
Pro forma	$(0.03)

The fair value of each option is measured at the grant date using the Black-Scholes option-pricing model which requires the use of a number of assumptions including volatility, risk-free interest rate, and expected dividends. The following weighted average assumptions were used for stock options granted during the three months ended March 31, 2006: no annual dividends; expected volatility of 111%; risk free interest rate of 3.00%, and expected life ranging from approximately 3 to 3.5 years and March 31, 2005: no annual dividends; expected volatility of 80%; risk free interest rate of 3.00%, and expected life of 5 years.

Compensation benefit of $50,000 was recorded in the condensed consolidated statements of operations for the three months ended March 31, 2006, pursuant to variable accounting for certain options. The fair value of the Company’s stock was less than the exercise price of these options on March 31, 2005 and, accordingly, there was no related compensation expense for the three months ended March 31, 2005.

[23] Advertising

Advertising expenses of $175,000 and $102,000 were expensed for the three months ended March 31, 2006 and 2005, respectively. Advertising costs are charged to expense as incurred.

Note C — Property, Plant And Equipment

Property, plant and equipment are summarized as follows:

($ in thousands)	March 31, 2006	December 31, 2005

Land and building	7,768	7,768
Office equipment and furnishings	390	375
Photo/Computer equipment	466	430
Software	160	147
Less: Accumulated depreciation	(1,257)	(1,118)
Total, net	$7,527	$7,602

Land and building were sold and leased back in a transaction accounted for as a financing transaction. The building is being depreciated over the twenty-year term of the related lease.

Depreciation expense was $139,000 and $166,000 for the three months ended March 31, 2006 and 2005, respectively.

9

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)

Note D — Goodwill and Other Intangible Assets

Goodwill of $2.3 million at March 31, 2006 is comprised of $1.2 million of goodwill associated with the acquisition of SuperStock and $1.1 million of goodwill associated with the acquisition of Ingram.

($ in thousands)

Goodwill at December 31, 2005	$2,263
SuperStock earnout	67
Cumulative foreign currency translation of Ingram goodwill	10
Goodwill at March 31, 2006	$2,340

Identifiable intangible assets, net of amortization at March 31, 2006 are as follows:

($ in thousands)	Cost	Accumulated Amortization	Foreign Currency Translation	Net	Average Useful Life (in months)

SuperStock non-compete covenants	$116	$(60)	$—	$56	48
Ingram license agreements	2,440	(244)	(12)	2,184	60
Ingram non-compete agreements	790	(132)	(4)	654	36
Ingram customer relationships	420	(70)	(2)	348	36
Ingram distribution agreements	270	(45)	(1)	224	36
Ingram trademark	220	(55)	—	165	24
Intangible assets	$4,256	$(606)	$(19)	$3,631

Amortization expense during the three months ended March 31, 2006 and 2005 totaled $280,000 and $7,000, respectively. Approximate annual amortization expense is as follows for each of the following years: 2006:$1.1 million, 2007:$1.1 million, 2008:$863,000, 2009:$488,000, and 2010:$366,000.

($ in thousands)

Intangible assets, net at December 31, 2005	$3,882
Cumulative foreign currency translation	29
Amortization expense	(280)
Intangible assets, net at March 31, 2006	$3,631

Note E — Photo Collection and Contracts with Photographers

The photo collection as of March 31, 2006 and December 31, 2005, was $2.7 million and $2.6 million, respectively. The book value of the photo collection, net of accumulated amortization was $1.7 million and $1.7 million at March 31, 2006 and December 31, 2005, respectively. Amortization expense was $124,000 and $123,000 for the three months ended March 31, 2006 and 2005, respectively. Approximate annual amortization expense is as follows for each of the following years: 2006:$506,000, 2007:$510,000, 2008:$116,000, 2009:$37,000, and 2010:$22,000.

Contracts with photographers as of March 31, 2006 and December 31, 2005 was $1.3 million. The book value of contracts with photographers, net of accumulated amortization was $877,000 and $929,000 as of March 31, 2006 and December 31, 2005, respectively. Amortization expense was $52,000 and $51,000 for the three months ended March 31, 2006 and 2005, respectively. Approximate annual amortization expense is as follows for each of the following years: 2006:$210,000, 2007:$208,000, 2008:$169,000, 2009:$124,000, and 2010:$61,000.

Note F — Minority Interest

As part of the transaction to acquire all of the voting common stock, representing 83% of the outstanding equity of SuperStock, in consideration for the sale and purchase of such shares, the sellers received 1,666,717 shares of

10

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)

non-voting participating preferred stock of SuperStock, which is exchangeable for 5,000,151 shares of a21’s common stock. The preferred stock has no voting rights, pays no dividend, and, except for exchange rights into common stock, it has no other special rights except liquidation. In liquidation, it is senior to the common stock of SuperStock and has distribution rights to the greater of $4.25 million or 17% of the total liquidation distributions after creditors. The minority interest is valued as if it was exchanged into a21’s common stock at the closing price on the day of the acquisition.

Note G — Operating Segments And Geographic Information

We have operated domestically and internationally, since February 2004. Our revenue is generated through a diverse customer base, and there is no reliance on a single customer or small group of customers; no customer represented 10% or more of our total revenue in the periods presented. The following table presents information about our domestic and international activity as of March 31, 2006 and 2005, and for the three months then ended.

	($ in thousands)
March 31, 2006	Domestic	UK	Other International	Total

Revenue	$2,023	$865	$47	$2,935

Segment operating loss	(1,484)	(280)	7	(1,757)

Segment total assets	14,829	5,800	103	20,732

Segment long-lived assets	11,314	4,728	—	16,042

	($ in thousands)
March 31, 2005	Domestic	UK	Other International	Total

Revenue	$1,967	$295	$50	$2,312

Segment operating loss	(317)	(9)	7	(319)

Segment total assets	15,498	312	83	15,893

Segment long-lived assets	12,221	9	—	12,230

Domestic segment information for the three months ended March 31, 2006 and 2005, respectively, includes $463,000 and $483,000 of revenue and $382,000 and $360,000 of accounts receivables attributable to foreign distributors that are SuperStock customers. International segment information reflects the operation of foreign subsidiaries. Those amounts are not based on the geographic origin of customers which is not readily determinable.

Note H — Debt Financings

[1] Notes Payable, unsecured (see Note L)

During February 2004, we received $1.1 million in connection with the issuance of unsecured notes payable (the “Original Notes”), which accrued interest at 12% for up to twelve months along with 630,000 callable warrants at $0.45 per share (the “Original Warrants”). On June 24, 2005, we amended and restated the Original Notes (the “Restated Notes”). The aggregate amount outstanding under the Restated Notes at March 31, 2006 is $1.1 million. The Restated Notes mature on July 15, 2006 (the “Maturity Date”) and bear interest due quarterly commencing on September 30, 2005 at a rate of 12% per annum, which increases to 18% per annum after the Maturity Date.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)

[2] Senior secured notes payable—related party (see Note L)

On February 22, 2005, we consummated a $2.3 million financing transaction in the form of two-year interest only senior (non-convertible) secured notes and retired $1.3 million of our two-year convertible subordinated notes issued in conjunction with our acquisition of SuperStock. The investors in the transaction were existing stockholders of ours. In the transaction, SuperStock issued new 12% senior secured notes due in February 2007 in the principal amount of $2.3 million (the “Senior Notes”) and retired all of its outstanding 13% convertible subordinated notes.

Five year warrants to purchase 937,500 shares of a21’s common stock originally issued to the holders of previously outstanding subordinated notes were amended and restated whereby, inclusive of the right to purchase an additional 125,000 shares of the a21’s common stock, the holders of the Senior Notes received two year warrants to purchase an aggregate of 500,000 shares of a21’s common stock at $0.225 per share and an aggregate of 562,500 shares of common stock at $0.45 per share (together, the “Warrants”). During the year ended December 31, 2005, we recorded an additional debt discount of $10,000 for the excess of the fair value of the warrants to purchase 1,062,500 shares of a21 common stock on the date of issuance over the fair value of the warrants to purchase 937,500 shares of common stock calculated at the time of amendment (reflecting the remaining term and the stock price on that date). Pursuant to the provisions of Emerging Issues Task Force No. 00-19, “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, A Company’s Own Stock” (“EITF 00-19”), we recorded the value of the warrants as a current liability, with subsequent changes in fair value to be reflected in the consolidated statement of operations. The classification of the warrants was determined based upon the terms of the warrants relative to respective registration rights agreement. As of March 31, 2006 and December 31, 2005, the warrants were valued at $451,000 and $187,000, respectively, and the increase in valuation of $265,000 was recorded as non-operating warrant expense for the three months ended March 31, 2006.

Note I — Loan Payable on Building

During June 2004, we completed the sale and leaseback of the land and an approximately 73,000 square foot building in which our headquarters is located in Jacksonville, Florida. The facility was sold for $7.7 million and resulted in net proceeds of $7.5 million, of which $4.0 million was used to repay a bank note that was secured by a first mortgage on the facility and $1.6 million was used to repay other indebtedness to the selling stockholders of SuperStock. The building was leased back for a term of twenty years. The lease provides us with two five-year renewal options at specified payments.

Based on the terms of the leasing arrangement, the transaction does not qualify for sale recognition and has been accounted for as a financing transaction pursuant to SFAS No. 98, “Accounting for Leases”. Accordingly, the accompanying financial statements reflect the net proceeds from the sale of the land and building as a loan payable with an effective interest rate of 10.1%. The building is included in property and equipment and is being depreciated on a straight-line basis over the twenty-year term of the lease.

The following table summarizes our annual maturities under the loan payable on building as of March 31, 2006:

Year Ending March 31,	($ in thousands)

2006	$21
2007	40
2008	61
2009	87
2010	118
Thereafter	7,125
7,452
Less: Current Portion	(21)
Long Term Portion	$7,431

The current portion of the loan payable is included in other current liabilities.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)

Note J — Stockholders’ Equity

[1] Common and preferred stock

We are authorized to issue 100,000,000 shares of a21 $.001 par value common stock.

We are authorized to issue 100,000 shares of its $.001 par value preferred stock at face value $100 per share. The holders of a21’s preferred stock shall be entitled to the same dividend rights as the holders of the shares of a21’s common stock and shall share in all dividends declared on common stock as if each share preferred stock was a share of common stock. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of shares of a21’s preferred stock shall be entitled to either i) their pro rata share of the assets as if the holders’ preferred shares were converted into common shares or ii) the face value of the holders’ preferred, whichever is greater, but before any payment shall be made to the holders of shares of common stock. Each holder of preferred stock shall have no voting rights and shall not be entitled to notice of meetings of the stockholders, except as otherwise expressly provided by provisions of applicable law.

On March 6, 2006, we received $1.2 million in connection with the exercise of warrants to purchase 4,000,000 shares of a21’s common stock held by a significant stockholder of ours. The stockholder previously acquired the warrants from another of our significant stockholders, through a prior transaction. In connection with the exercise of the warrants, we set the exercise price of the warrants to $0.30 per unregistered share, which is approximately 10% less than what the exercise price would have been pursuant to the original terms of the warrants, but higher than the minimum $0.25 per unregistered share as stated in the warrant modification agreement. This accommodation was granted by us in order to facilitate the transaction. As a result of the repricing of the warrants, we recorded a deemed dividend of $157,000, increasing the net loss attributed to common stockholders.

In partial consideration for the acquisition of the outstanding stock of Ingram, the stockholders received 14,480 shares of a21’s preferred stock. On March 14, 2006, we issued 2,522,648 shares of a21 common stock upon the conversion of the preferred stock by the holders thereof. The preferred shares were converted into a21 common stock at a price per share of the a21 common stock of $0.574, the average of the closing price of the a21’s common stock for the 20 trading day period ending on March 13, 2006. At March 31, 2006 and December 31, 2005, there are 0 and 14,480 shares of preferred stock issued and outstanding, respectively.

[2] Stock options and warrants

Stock options and warrants have been granted to officers, directors and employees based upon employment agreements and other grants at the discretion of the Board of Directors. Warrants have been granted through other financing and investment agreements with certain of our investors.

As discussed above, on March 6, 2006, we received $1.2 million in connection with the exercise of warrants.

On February 16, 2006, an information statement was mailed or furnished to our stockholders in connection with the authorization and approval by a majority of the Board of Directors of the Stock Plan at a meeting held on March 10, 2005 and the subsequent adoption of such corporate action by written consent on February 9, 2006 of a majority of our stockholders. Such adoption constitutes the approval and consent of the action. The Stock Plan provides for the grant of options, stock appreciation rights (“SARs”), performance share awards, restricted stock and unrestricted stock of up to an aggregate of 6,000,000 shares of common stock to officers, employees and independent contractors of ours or our affiliates. If any award expires, is cancelled, or terminates unexercised or is forfeited, the number of shares subject thereto is again available for grant under the Stock Plan. Stock options issued under the 2005 Plan typically have a five-year term and vest prorata over that term. The exercise price shall be no less than the fair market value of a share of a21’s common stock on the date of grant of the options.

Pursuant to our 2002 Directors, Officers And Consultants Stock Option, Stock Warrant And Stock Award Plan, as amended (the “2002 Plan”), 3,000,000 shares of a21 common stock are reserved for issuance. The 2002 Plan authorizes our board of directors to issue warrants, options, restricted or unrestricted common stock and other awards to our employees, consultants and directors and our affiliates. Certain options and warrants to be granted under the 2002 Plan are intended to qualify as Incentive Stock Options (“ISOs”) pursuant to Section 422 of the

11

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)

Internal Revenue Code of 1986, as amended, while other options and warrants granted under the 2002 Plan will be nonqualified options or warrants which are not intended to qualify as ISOs. A committee selected by our Board of Directors has the authority to approve option grants and the terms, which include the option price and the vesting terms. Options granted under the 2002 Plan expire after a ten-year period and are subject to acceleration upon the occurrence of certain events. As of March 31, 2006 and December 31, 2005 there were 496,264 shares available for grant under the Stock Plan.

Note K — Commitments and Other Matters

[1] Employment agreement

Effective January 3, 2006, we entered into an employment agreement with our Vice President and Chief Financial Officer. The agreement continues for a term of 36 months unless earlier terminated in accordance with its terms. Pursuant to the agreement, he is entitled to receive an annual base salary of $114,000, subject to increases as shall be determined by the Chief Executive Officers of a21 and SuperStock. He was granted an option to purchase 165,000 shares of our common stock at a purchase price of $0.34 per share. These options issued were accounted for under the fair value method under SFAS 123R with a charge to the statement of operations. The strike price of such options was at the market trading value at the time of the grant. The options are exercisable as to 25% of the total shares represented thereby on each of June 30, 2006, December 31, 2006, June 30, 2007, and December 31, 2007. The employment agreement also (1) provides that the stock options granted shall vest immediately upon a change in control as defined of a21, and (2) includes a confidentiality covenant, a non-competition covenant and contains a prohibition on the solicitation of the employees, suppliers, vendors and customers of a21 and SuperStock.

[2] Lease commitments

In September 2004, we entered into an agreement to sublease a significant portion of its facility for a term of six years with an option to renew for an additional two year term. The sublease requires monthly rent payments to us beginning in November 2004 with annual increases through the term of the sublease. The total lease payments in accordance with the terms of the agreement are $3.5 million. Rental income is recognized on a straight-line basis over the term of the sublease, and the excess of rental income recognized over rental payments received is recorded as a deferred receivable of $543,000 and $541,000 at March 31, 2006 and December 31, 2005, respectively.

In a lease agreement for SuperStock Limited in the UK, we sublet the entire facility to a third party as of June 2002, until the expiration of the lease in 2014. In accordance with the lease agreement, our UK subsidiary would be liable for approximately $90,000 per year under the covenants in the lease in the event the lessee who has sublet the facility is unable to perform under such terms.

[3] Lease deposit arrangement

At March 31, 2006, we were party to an arrangement with certain of our existing stockholders, Ahab International, Ltd. and Ahab Partners, L.P. (collectively “Ahab”). As part of this arrangement, since November 2005, we had executed an agreement with Ahab pursuant to which Ahab pledged an aggregate amount of $690,000 in the form of certificate of deposits (the “CDs”). The CDs replaced the deposits maintained by us which secured the letter of credit issued in lieu of the security deposit per the capital lease agreement for our headquarters facility. The agreement had a three year term which is the term of the requirement to maintain a security deposit under the capital lease agreement. In conjunction with the April 27, 2006 financing transaction (see Note L), we paid outstanding interest at a rate of 10% per annum plus Ahab retains the interest earned on the CDs. In connection with the arrangement, we entered into a security agreement pursuant to which Ahab maintained a security interest in the CDs. As such, we provided a guarantee to Ahab in the event any liquidation of the security deposit was to occur.

On April 27, 2006, as part of the financing transaction (see Note L), we also released the $690,000 certificate of deposits, which had been pledged by Ahab to secure the letter of credit issued by SuperStock in connection with its capital lease for our headquarters in Jacksonville Florida. Upon release of the Ahab CDs, we established replacement CDs held in our name and funded by the proceeds of the $15.5 million financing transaction.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)

The lease agreement also requires us to fund additional deposits through July 1, 2006, for a total of $750,000 including restricted cash of $30,000 reported as other non-current assets as of March 31, 2006.

[4] Litigation

We are involved in various claims and lawsuits in the ordinary course of business. Management believes that there are no such matters outstanding that would have a material adverse effect on our results of operations and financial position.

Note L — Subsequent Event

Convertible Debt Financing

On April 27, 2006, we entered into a securities purchase agreement with certain purchasers and Queequeg Partners, LP, as agent (the “Purchase Agreement”), whereby we issued $15.5 million of 5% Senior Secured Convertible Notes (the “Notes”) in consideration for which we received $11.7 million in cash, after payments to retire warrants to purchase 637,500 shares of a21’s common stock, the repayment of certain outstanding debt of $3.3 million (net of certain amounts reinvested by certain note-holders), interest due of $216,000, and the payment of a finders fee of $100,000 to Axiom Capital Management. Queequeg Partners L.P. and Queequeg, Ltd. (each of which are affiliated with Ahab Capital Management, Inc., which was a 10% beneficial owner of a21’s common stock prior to April 27, 2006), and StarVest Partners, LP (“StarVest”), which was a 10% beneficial owner of a21’s common stock prior to April 27, 2006, purchased a portion of the Notes sold in this transaction. As part of this transaction, we released $690,000 of certificate of deposits (“CDs”), which had been pledged by Ahab International, Ltd. (“Ahab International”) and Ahab Partners, L.P. (“Ahab Partners”) to secure the letter of credit issued by SuperStock in connection with its capital lease for our headquarters in Jacksonville Florida.

The Notes are secured by substantially all of our assets and, after we increase the number of shares of our authorized common stock, will be convertible into a21’s common stock at a minimum conversion price of $0.65 per share, subject to adjustment as provided in the Notes. In addition, the conversion price of the Notes may be adjusted based on a weighted average anti-dilution formula in the event of issuances of a21’s common stock at a price per share below $0.65. The minimum conversion price is set at $0.50 per share. The interest on the Notes is payable quarterly in arrears, and the principal will be due and payable on March 31, 2011. If the 45 day volume weighted average price of a21’s common stock equals or exceeds $1 per share, the Notes will automatically be converted into a21’s common stock under certain conditions.

The Notes include customary events of default, including the failure to pay any principal or interest when due, the breach of any covenant or term or condition of the Notes, the breach of any representation or warranty in the Purchase Agreement, Notes or other documents executed in connection with the transactions contemplated thereby, defaults in the performance of any other indebtedness of greater than $500,000, the insolvency or bankruptcy, and the SEC issuing a stop trade order or suspension of trading relating to a21’s common stock. Upon the occurrence of an event of default, each Note will become due and payable, either upon notice from the agent for the holders of Notes at the direction of the holders of a majority of the outstanding principal amount of the Notes or automatically, depending on the particular event of default.

Pursuant to the terms of the Purchase Agreement, for so long as StarVest beneficially owns at least 8,000,000 shares of a21’s common stock, we must nominate StarVest’s designee for a position on our Board of Directors. In addition, for so long as at least 40% of the aggregate principal amount of the Notes are outstanding, we may not, without the prior written consent of the Agent, engage in certain activities or transactions, including, but not limited to, declaring dividends, liquidating, dissolving, effecting a reorganization or change of control, or incurring certain indebtedness. The Purchase Agreement also provides that the purchasers have a pro-rata right to provide up to 25% of the amount of any additional financing the amount of which will be in excess of $2 million.

We also entered into a Registration Rights Agreement dated April 27, 2006, between a21 and the Agent, on its own behalf and on behalf of the holders of the Notes (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, if the SEC has not declared effective a registration statement relating to the resale of

12

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)

the shares of a21’s common stock that the notes are convertible into by January 22, 2007, we will be obligated to pay the holder of the Notes liquidated damages as provided in the Registration Rights Agreement.

In connection with the transactions described above, the following indebtedness of the Company has been repaid in full:

1.

The $2.25 million 12% Senior Secured Note, dated as of February 22, 2005.

2.

The $1.05 million 12% unsecured promissory notes dated February 29, 2004

The principal and interest due under the notes described above of $184,000 was repaid on April 27, 2006 by the issuance of Notes in the aggregate principal amount equal to the full amount of the principal and interest due.

In connection with the repayment of the indebtedness described above, the following common stock purchase warrant agreements have been terminated:

1.

Warrants, expiring on February 21, 2007, granting the right to purchase 300,000 shares of a21’s common stock, par value $0.001 per share, at an exercise price of $0.177 per share, which was issued in connection with the Cohanzick and Steffens Notes.

2.

Warrants, expiring on February 21, 2007, granting the right to purchase 337,500 shares of a21’s common stock, par value $0.001 per share, at an exercise price of $0.377 per share, which were also issued in connection with certain Notes.

Each of the Common Stock Purchase Warrants were returned to us and canceled in consideration of us issuing Notes in the aggregate principal amount equal to $215,000 (which is equal to the product of (i) the difference between the closing market price of a21’s common stock on March 30, 2006 ($0.62) and the exercise price of the warrants, and (ii) the number of shares of a21’s common stock issuable upon exercise of the warrants).

13

Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations

The following discussion should be read in conjunction with the information contained in our condensed consolidated financial statements and the notes thereto appearing elsewhere herein and in conjunction with the Management’s Discussion and Analysis set forth in our Annual Report on Form 10-KSB/A for the year ended December 31, 2005.

Preliminary Note Regarding Forward-Looking Statements

The statements contained in this Form 10-QSB that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These include statements about our expectations, beliefs, intentions or strategies for the future, which are indicated by words or phrases such as “anticipate,” “expect,” “intend,” “plan,” “will,” “we believe,” “management believes” and similar words or phrases. The forward-looking statements are based on our current expectations and are subject to certain risks, uncertainties and assumptions. Our actual results could differ materially from results anticipated in these forward-looking statements. All forward-looking statements included in this document are based on information available to us on the date hereof, and we assume no obligation to update any such forward-looking statements.

Overview

Through our operating subsidiary, SuperStock, we aggregate visual content from photographers, photography agencies, archives, libraries and private collections and license the visual content to our customers. Our customer base consists of four major groups: creative (advertising and design agencies), editorial (publishing and media entities), corporate (in-house communications departments and outside corporate communications firms) and consumers (the general public). Our products are sold directly and through a global network of distributors in over 100 countries. Our subsidiary Ingram is a UK-based provider of subscription, CD-ROM and individual royalty free images as well as vector graphics and fonts, vehicle online templates, and print price guides for the worldwide graphics design, printing, sign making, advertising and publishing communities.

Subsequent Event

Convertible Debt Financing

On April 27, 2006, we entered into a securities purchase agreement with certain purchasers and Queequeg Partners, LP, as agent (the “Purchase Agreement”), whereby we issued $15.5 million of 5% Senior Secured Convertible Notes (the “Notes”) in consideration for which we received $11.7 million in cash, after payments to retire warrants to purchase 637,500 shares of a21’s common stock, the repayment of certain outstanding debt of $3.3 million (net of certain amounts reinvested by certain note-holders), interest due of $216,000, and the payment of a finders fee of $100,000 to Axiom Capital Management. Queequeg Partners L.P. and Queequeg, Ltd. (each of which are affiliated with Ahab Capital Management, Inc., which was a 10% beneficial owner of a21’s common stock prior to April 27, 2006), and StarVest Partners, LP (“StarVest”), which was a 10% beneficial owner of a21’s common stock prior to April 27, 2006, purchased a portion of the Notes sold in this transaction. As part of this transaction, we released $690,000 of certificate of deposits (“CDs”), which had been pledged by Ahab International, Ltd. (“Ahab International”) and Ahab Partners, L.P. (“Ahab Partners”) to secure the letter of credit issued by SuperStock in connection with its capital lease for our headquarters in Jacksonville Florida. Upon release of the Ahab CDs, we established replacement CDs in our name having been funded by the proceeds of the financing. As a result, the related security agreement was canceled.

The Notes are secured by substantially all of our assets and, after we increase the number of shares of our authorized common stock, will be convertible into a21’s common stock at a minimum conversion price of $0.65 per share, subject to adjustment as provided in the Notes. In addition, the conversion price of the Notes may be adjusted based on a weighted average anti-dilution formula in the event of issuances of a21’s common stock at a price per share below $0.65. The minimum conversion price is set at $0.50 per share. The interest on the Notes is payable quarterly in arrears, and the principal will be due and payable on March 31, 2011. If the 45 day volume weighted average price of a21’s common stock equals or exceeds $1 per share, the Notes will automatically be converted into a21’s common stock under certain conditions.

The Notes include customary events of default, including the failure to pay any principal or interest when due, the breach of any covenant or term or condition of the Notes, the breach of any representation or warranty in the Purchase Agreement, Notes or other documents executed in connection with the transactions contemplated thereby, defaults in the performance of any other indebtedness of greater than $500,000, the insolvency or bankruptcy, and the SEC issuing a stop trade order or suspension of trading relating to a21’s common stock. Upon the occurrence of an event of default, each Note will become due and payable, either upon notice from the agent for the holders of Notes at the direction of the holders of a majority of the outstanding principal amount of the Notes or automatically, depending on the particular event of default.

Pursuant to the terms of the Purchase Agreement, for so long as StarVest beneficially owns at least 8,000,000 shares of a21’s common stock, we must nominate StarVest’s designee for a position on our Board of Directors. In addition, for so long as at least 40% of the aggregate principal amount of the Notes are outstanding, we may not, without the prior written consent of the Agent, engage in certain activities or transactions, including, but not limited to, declaring dividends, liquidating, dissolving, effecting a reorganization or change of control, or incurring certain indebtedness. The Purchase Agreement also provides that the purchasers have a pro-rata right to provide up to 25% of the amount of any additional financing the amount of which will be in excess of $2 million.

We also entered into a Registration Rights Agreement dated April 27, 2006, between a21 and the Agent, on its own behalf and on behalf of the holders of the Notes (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, if the SEC has not declared effective a registration statement relating to the resale of the shares of a21’s common stock that the notes are convertible into by January 22, 2007, we will be obligated to pay the holder of the Notes liquidated damages as provided in the Registration Rights Agreement.

In connection with the transactions described above, the following indebtedness of the Company has been repaid in full:

1.

The $2.25 million 12% Senior Secured Note, dated as of February 22, 2005.

2.

The $1.05 million 12% unsecured promissory notes dated February 29, 2004

The principal and interest due under the notes described above of $184,000 was repaid on April 27, 2006 by the issuance of Notes in the aggregate principal amount equal to the full amount of the principal and interest due.

In connection with the repayment of the indebtedness described above, the following common stock purchase warrant agreements have been terminated:

1.

Warrants, expiring on February 21, 2007, granting the right to purchase 300,000 shares of a21’s common stock, par value $0.001 per share, at an exercise price of $0.177 per share, which was issued in connection with the Cohanzick and Steffens Notes.

2.

Warrants, expiring on February 21, 2007, granting the right to purchase 337,500 shares of a21’s common stock, par value $0.001 per share, at an exercise price of $0.377 per share, which were also issued in connection with the Cohanzick and Steffens Notes.

Each of the Common Stock Purchase Warrants were returned to us and canceled in consideration of us issuing Notes in the aggregate principal amount equal to $215,000 (which is equal to the product of (i) the difference between the closing market price of a21’s common stock on March 30, 2006 ($0.62) and the exercise price of the warrants, and (ii) the number of shares of a21’s common stock issuable upon exercise of the warrants).

Please refer to our Current Report on Form 8-K dated May 3, 2006 for additional information relating to our Convertible Debt Financing and related transactions.

Critical Accounting Policies and Estimates

This discussion and analysis of our financial condition and results of operations are based on our financial statements that have been prepared under accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires our management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could materially differ from those estimates. We have summarized significant accounting policies in Note B to the unaudited condensed consolidated financial statements included in this quarterly report on Form 10-QSB.

Results of Operations

Three Months Ended March 31, 2006 Compared to Three Months Ended March 31, 2005

Revenues. Revenues were $2.9 million for the three months ended March 31, 2006 compared to $2.3 million for the same prior year period. Approximately 90% of the increase was attributable to the Ingram acquisition which occurred during October 2005, with the balance of the increase attributed to SuperStock.

Cost of revenues. Cost of revenues was $903,000 for the three months ended March 31, 2006 compared to $712,000 the same prior year period. This increase was attributable to related higher revenues. As a percentage of revenues, cost of sales was 31% for the three months ended March 31, 2006 and 2005. Cost of sales as a percentage of revenues may vary in any period depending on the relative mix of stock photography distributed that is either licensed from third parties or owned by us.

Selling, general and administrative expenses. SG&A expenses were $3.2 million for the three months ended March 31, 2006 compared to $1.6 million for the same prior year period. We adopted SFAS 123(R) using the modified prospective transition method, which requires the application of the accounting standard as of January 1, 2006, the first day of our fiscal year 2006. Share-based compensation expense recognized under SFAS 123(R) for the three months ended March 31, 2006 was $1.0 million. In accordance with the modified prospective transition method, our condensed consolidated statement of operations for the three months ended March 31, 2005 have not been restated to reflect, and do not include, the impact of SFAS 123(R).

Additionally, we incurred incremental SG&A expenses resulting from the Ingram acquisition which occurred during October 2005 and higher corporate expenses associated with the administration of a publicly traded corporation including legal and audit related expenses.

Depreciation and amortization. Depreciation and amortization was $603,000 for the three months ended March 31, 2006 compared to $353,000 for the same prior year period. The increase was primarily attributable to incremental amortization during the three months ended March 31, 2006 of approximately $244,000 resulting from the Ingram acquisition.

Interest expense. Interest expense was was $353,000 for the three months ended March 31, 2006 compared to $397,000 for the same prior year period. Interest expense for the three months ended March 31, 2005 included incremental amortization of finance costs.

Warrant expense. Pursuant to the provisions of Emerging Issues Task Force No. 00-19, “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, A Company’s Own Stock” (“EITF 00-19”), during 2005, we recorded the value of certain February 2005 warrants as a current liability, with subsequent changes in fair value to be reflected in the condensed consolidated statement of operations. The classification of the warrants was determined based upon the terms of the warrants relative to registration rights and because the terms did not include a liquidated damages provision. As of March 31, 2006, the warrants were valued at $451,000, and the increase in valuation of $265,000 during the three months ended March 31, 2006 was recorded as non-operating warrant expense.

Other expense, net. Other expense, net was $14,000 for the three months ended March 31, 2006 compared to other expense, net of $266,000 for the same prior year period. The other expense, net for the three months ended March 31, 2005 includes a $371,000 loss on the extinguishment of the convertible subordinated notes payable.

Deemed dividend. On March 6, 2006, we received $1.2 million in connection with the exercise of warrants to purchase 4,000,000 shares of a21’s common stock held by a significant stockholder of ours. The stockholder previously acquired the warrants from another of our significant stockholders, through a prior transaction. In connection with the exercise of the warrants, we set the exercise price of the warrants to $0.30 per unregistered share, which is approximately 10% less than what the exercise price would have been pursuant to the original terms of the warrants, but higher than the minimum $0.25 per unregistered share as stated in the warrant modification agreement. This accommodation was granted by us in order to facilitate the transaction. As a result of the repricing of the warrants, we recorded a deemed dividend of $157,000, increasing the net loss attributed to common stockholders.

Net loss attributed to common stockholders. Net loss attributed to common stockholders was $2.6 million or $0.04 per share, for the three months ended March 31, 2006 compared to net loss of $982,000, or $0.03 per share, for the same prior year period.

Liquidity and Capital Resources

As of March 31, 2006, we had $1.4 million of cash and cash equivalents and a working capital deficit of $711,000, compared to $1.2 million in cash and cash equivalents and working capital deficit of $946,000 at December 31, 2005. The increase in cash is primarily due to the proceeds from the exercise of stock options and warrants during the three months ended March 31, 2006.

Net cash used in operating activities for the three months ended March 31, 2006 was $663,000, compared to net cash used in operating activities of $650,000 for three months ended March 31, 2005. The net cash used in operating activities during the three months ended March 31, 2006 was due primarily to the net loss of $2.4 million adjusted for $977,000 of stock options compensation and $603,000 of depreciation and amortization. Net cash used in operating activities in the three months ended March 31, 2005 was due primarily to the net loss of $982,000 and the increase of accounts receivable of $314,000 adjusted for $371,000 for loss on extinguishment of debt and $353,000 of depreciation and amortization.

Net cash used in investing activities for the three months ended March 31, 2006 was $315,000, compared to net cash used in investing activities the three months ended March 31, 2005 of $236,000. Net cash used in investing activities for the three months ended March 31, 2006 was primarily due to investments in building, property, and equipment of $132,000 and investments in our photo collection of $76,000. Net cash used in investing activities in the three months ended March 31, 2005 was primarily due to investments in building, property, and equipment.

Net cash provided by financing activities for the three months ended March 31, 2006 was $1.2 million, compared to net cash provided by financing activities of $968,000 for the same prior year period. Net cash provided by financing activities for the three months ended March 31, 2006 resulted substantially from net proceeds of warrant exercises. Net cash provided by financing activities in the three months ended March 31, 2005 was mainly due to the new $2.3 million senior secured notes payable and the retirement of the $1.3 million convertible subordinated notes payable.

During March 2006, we received $1.2 million in connection with the exercise of warrants to purchase four million shares of our common stock.

We have sustained recurring losses and at March 31, 2006, had an accumulated deficit of $16.6 million and a working capital deficit of $711,000 that raise substantial doubt about our ability to continue as a going concern. Should we not generate more cash than required for operations, we will need additional funding to cover any potential shortfall. If we are unable to secure required funding, we will not be able to implement our business plan and may not be able to conduct business as a going concern. Our future plans include the development our distribution channel leveraging our owned and licensed image content offering, and the production and acquisition of new in-demand image content to be made available to both direct and distribution customers.

On April 27, 2006, we entered into a securities purchase agreement with certain purchasers and Queequeg Partners, LP, as agent, whereby we issued $15.5 million of 5% Senior Secured Convertible Notes in consideration for which we received $11.7 million in cash, after payments to retire warrants to purchase 637,500 shares of a21’s common stock, the repayment of certain outstanding debt of $3.3 million, interest due of $216,000, and the payment of a finders fee of $100,000. As part of this transaction, we released $690,000 of certificate of deposits, which had been pledged by Ahab to secure the letter of credit issued by SuperStock in connection with its capital lease for our headquarters in Jacksonville, Florida.

Off Balance Sheet Arrangements

At March 31, 2006, we were party to an arrangement with Ahab. As part of this arrangement, since November 2005, we had an agreement with Ahab pursuant to which Ahab pledged $690,000 in the form of certificate of deposits (the “CDs”). The CDs replaced the deposits maintained by us which secured the letter of credit issued in lieu of the security deposit per the capital lease agreement for our headquarters facility. The agreement had a three year term which is the term of the requirement to maintain a security deposit under the capital lease agreement. In conjunction with the April 27, 2006 financing transaction, we paid outstanding interest at a rate of 10% per annum plus Ahab retained the interest earned on the CDs.

On April 27, 2006, as part of the $15.5 million financing transaction described above, the $690,000 certificate of deposits, which had been pledged by Ahab to secure the letter of credit issued by SuperStock in connection with its capital lease for our headquarters in Jacksonville Florida, were released to Ahab. Upon release of the Ahab CDs, we established replacement CDs in our name having been funded by the proceeds of the financing.

We have not entered into any other off balance sheet arrangements.

Item 3. Controls and Procedures

Evaluation of Disclosure Controls and Procedures

Under the supervision and with the participation of the Company’s management, including its principal executive officer and the principal financial officer, the Company conducted an evaluation of the effectiveness of the design and operation of its disclosure controls and procedures as of the end of the period covered by this report (the “Evaluation Date”). Based on this evaluation, the Company’s principal executive officer and principal financial officer concluded as of the Evaluation Date that the Company’s disclosure controls and procedures were not effective at ensuring that the material information required to be disclosed in the Company’s Exchange Act reports is recorded, processed, summarized and reported as required in applicable SEC rules and forms because of the deficiency in internal controls over financial reporting which constitutes a material weakness in the design or operation of internal controls that could adversely affect its ability to record, process, summarize and report interim financial data. The material weakness identified pertains specifically to the recording of the deemed dividend related to warrants repricing.

Except as described above, during the period covered by this report, there were no changes in our internal control over financial reporting identified in connection with management’s evaluation of the effectiveness of our internal control over the financial reporting that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

14

PART II — OTHER INFORMATION

Item 1. Legal Proceedings

We are involved in various claims and lawsuits in the ordinary course of business. Management believes that there are no such matters outstanding that would have a material adverse effect on our results of operations and financial position.

Item 2. Unregistered Sales of Equity Securities and Use of Proceeds

None.

Item 3. Defaults upon Senior Securities

None that have not been previously reported.

Item 4. Submission of Matters to a Vote of Security Holders

On February 9, 2006, stockholders entitled to vote 65.51% of the aggregate outstanding shares of our common stock approved by written consent our 2005 Stock Plan (“Stock Plan”) which had been approved by our Board of Directors on March 10, 2005. Such adoption constitutes the approval and consent of at least 43,673,034 of the total number of shares of common stock outstanding on February 9, 2006 and is sufficient under the Texas Business Corporation Act and our Articles of Incorporation to approve the action. On February 16, 2006, an information statement was mailed or furnished to our stockholders in connection with the authorization and approval of the Stock Plan. The Stock Plan provides for the grant of options, stock appreciation rights (“SARs”), performance share awards, restricted stock and unrestricted stock of up to an aggregate of 6,000,000 shares of common stock to our officers, employees and independent contractors or our affiliates.

Item 5. Other Information

None.

Item 6. Exhibits

The following exhibits are filed as part of this report:

Exhibit Number	Description

31.1	Certification Of Chief Executive Officer Pursuant To Rule 13A-14[A] Of The Securities Exchange Act Of 1934, As Adopted Pursuant To Section 302 Of The Sarbanes-Oxley Act Of 2002
31.2	Certification Of Chief Financial Officer Pursuant To Rule 13A-14[A] Of The Securities Exchange Act Of 1934, As Adopted Pursuant To Section 302 Of The Sarbanes-Oxley Act Of 2002
32.1	Certification Of Principal Executive Officer And Principal Financial Officer Pursuant To 18 U.S.C.1350, As Adopted Pursuant To Section 906 Of The Sarbanes-Oxley Act Of 2002

15

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

a21, Inc.

Date: May 15, 2006	By:	/s/ ALBERT H. PLEUS
Albert H. Pleus Chairman and Chief Executive Officer (Principal Executive Officer)

Date: May 15, 2006	By:	/s/ THOM AS COSTANZA
Thomas Costanza Vice President and Chief Financial Officer (Principal Financial Officer)

16

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

——————

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act 1934

Date of Report: May 15, 2006

——————

a21, INC.
(Exact Name of Registrant as Specified in Its Charter)

Texas	000-51285	74-2896910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7660 Centurion Parkway, Jacksonville, Florida	32256
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Areas Code: (904) 565-0066

_______________________________________

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement.

See the description of the Merger Agreement, Notes, Warrant, Exchange Agreement and Guaranty (each as defined in Item 2.01) in Item 2.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On May 16, 2006, AE Acquisition Corp. (“Merger Sub”), a Delaware corporation and wholly owned subsidiary of a21, Inc. (“a21”), a Texas corporation, merged with and into ArtSelect, Inc., a Delaware corporation (“ASI”) pursuant to a merger agreement dated May 15, 2006 by and among a21, Merger Sub, ASI, the common and preferred stockholders of ASI listed on Schedule I thereto and Udi Toledano as the stockholder representative (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, ASI became a wholly owned subsidiary of a21. ASI supplies home and office framed and unframed wall décor to retailers, catalogers, membership organizations and consumers through both online and traditional retail and wholesale distribution channels (the “Business”). ASI’s primary assets include receivables due from customers, product inventory, and equipment. a21 intends to continue to use ASI’s assets to continue the Business. In connection with the transactions contemplated by the Merger Agreement, ASI is being joined as a party to the Securities Purchase Agreement by and among a21, SuperStock, and the purchasers listed therein, dated April 27, 2006. The Purchase Agreement was previously filed by a21 as an Exhibit to its Current Report on Form 8-K dated April 27, 2006.

In consideration for merger, the shareholders of ASI received an aggregate of $4,500,000 of cash, $2,350,000 in secured notes (the “Notes”) and $3,150,000 of Series A Preferred Stock (the “Preferred Stock”). Final adjustments will be made to the purchase price after finalization of ASI’s closing balance sheet.

The Notes bear interest at 6% per year and mature on the earlier to occur of a change of control (as set forth in the notes) and May 15, 2009. The first year of interest on the principal balance of the Notes will be accrued and added to the principal thereof. After the first year, interest will be payable quarterly, in arrears. The Notes are secured by substantially all the assets of ASI (provided that, with respect to up to $3,000,000 of the assets of ASI, the Notes are junior to certain previously issed secured convertible notes) and the obligations of ASI pursuant to the Notes are guaranteed by a21 pursuant to a guaranty dated May 15, 2006 (the “Guaranty”). The Notes include customary events of default, including, but not limited to, the failure of ASI to pay any principal or interest when due, the breach of any representation or warranty in the Merger Agreement pursuant to which a21 acquired ASI (and which breach results in a material adverse effect on the likelihood that the Notes will be repaid), or the insolvency or bankruptcy of a21 or ASI. Upon the occurrence of an event of default, a Note will become due and payable, either automatically or upon notice from the representative of all the holders of the Notes, depending on the particular event of default.

The Preferred Stock has certain liquidation preferences and, pursuant to an exchange agreement entered into with each of the holders of Preferred Stock (the “Exchange Agreement”), after a21 increases the number of its authorized shares of common stock, is exchangeable for a21’s common stock at a minimum price per share of $0.75, subject to adjustment pursuant to weighted average anti-dilution provisions contained in the transaction documents. Pursuant to the Exchange Agreement, (i) the minimum exchange price may not be reduced to below $0.60, (ii) a21 may convert the Preferred Stock into common stock at 85% of the 20 day average trading price of the common stock, and (iii) a21 may redeem the Preferred Stock at its face value plus 5% per year.

On May 16, 2006, the holders of Preferred Stock exchanged all of the Preferred Stock for an aggregate of 4,200,000 shares of a21’s common stock at a per share price of $0.75 (the “Exchange Stock”). Pursuant to the terms of the Exchange Agreement, the Exchange Stock will not be issued by a21 until it increases the number of authorized shares of its common stock to accommodate such exchange.

The shareholders of ASI also received warrants to purchase 750,000 shares of a21’s common stock at $1.00 per share (the “Warrants”), exercisable for common stock only after a21 increases its authorized shares of common stock. The Warrants expire four years from the closing date of the merger.

a21 did not assume any material liabilities at closing other than ordinary course accounts payable and accrued expenses. The transaction was negotiated by the parties on an arms-length basis.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Please see the description of Notes and the transactions pursuant to which they were issued in Item 2.01 of this Current Report on Form 8-K.

Item 3.02. Unregistered Sales of Equity Securities.

In connection with the merger of Merger Sub with and into ASI as described in Item 2.01 of this Current Report on Form 8-K, a21 issued Preferred Stock and Warrants and ArtSelect issued Notes to 24 accredited investors in connection with the Merger Agreement. No fees were paid to any party in connection with the issuance of such securities. The Preferred Stock was exchangeable for and the warrants are exercisable for shares of a21’s common stock as described in Item 2.01 of this Current Report on Form 8-K. a21 issued the foregoing securities in reliance on Section 4(2) of the Securities Act, based on the identity and number of investors.

On May 16, 2006, the holders of Preferred Stock exchanged all the outstanding shares of Preferred Stock for the Exchange Stock. Pursuant to the terms of the Exchange Agreement, the Exchange Stock will not be issued by a21 until it increases the number of authorized shares of its common stock to accommodate such exchange. No fees were or will be paid to any party in connection with the exchange of such securities. a21 will issue the foregoing securities in reliance on Section 4(2) of the Securities Act, based on the identity and number of investors.

Item 5.03. Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

On May 16, 2006, a21 filed a Certificate of Designation creating the Preferred Stock and eliminating the previous series of Series A Preferred Stock, of which no shares were outstanding. Please see the description of the Preferred Stock in Item 2.01 of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Financial statements and pro forma financial information required by Items 9.01(a) and (b) will be filed by amendment to this Current Report on Form 8-K.

(c) Not applicable.

(d) Exhibits

Exhibit Number	Description

3.1	Series A Preferred Stock Designation
4.1	Form of Promissory Note dated May 15, 2006 by and among a21, ASI and each of the persons listed on Exhibit I to the Merger Agreement
4.2	Form of Warrant dated May 15, 2006 between a21 and each of the persons listed on Exhibit I to the Merger Agreement
10.1

Merger Agreement dated May 15, 2006, by and among a21, Inc., AE Acquisition Corp., ArtSelect, Inc., and the common and preferred stockholders of ArtSelect listed on Schedule I thereto and Udi Toledano as stockholder representative

10.2	Guaranty of a21 in favor of the holders of the Promissory Notes dated May 15, 2006
10.3	Form of Exchange Agreement dated May 15, 2006
99.1	Press Release dated May 16, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

a21, INC.

	By:	/s/ Albert H. Pleus
Albert H. Pleus
Dated: May 19, 2006		Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Series A Preferred Stock Designation
4.1	Form of Promissory Note dated May 15, 2006 by and among a21, ASI and each of the persons listed on Exhibit I to the Merger Agreement
4.2	Form of Warrant dated May 15, 2006 between a21 and each of the persons listed on Exhibit I to the Merger Agreement
10.1

Merger Agreement dated May 15, 2006, by and among a21, Inc., AE Acquisition Corp., ArtSelect, Inc., and the common and preferred stockholders of ArtSelect listed on Schedule I thereto and Udi Toledano as stockholder

10.2	Guaranty of a21 in favor of the holders of the Promissory Notes dated May 15, 2006
10.3	Form of Exchange Agreement dated May 15, 2006
99.1	Press Release dated May 16, 2006

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

——————

FORM 8-K
AMENDMENT NO. 1

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act 1934

Date of Report: May 15, 2006

——————

a21, INC.
(Exact Name of Registrant as Specified in Its Charter)

Texas	000-51285	74-2896910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7660 Centurion Parkway, Jacksonville, Florida	32256
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (904) 565-0066

_______________________________________

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On May 16, 2006, AE Acquisition Corp. (“Merger Sub”), a Delaware corporation and wholly owned subsidiary of a21, Inc. (“a21”), a Texas corporation, merged with and into ArtSelect, Inc., a Delaware corporation (“ASI”) pursuant to a merger agreement dated May 15, 2006 by and among a21, Merger Sub, ASI, the common and preferred stockholders of ASI . Pursuant to the terms of the Merger Agreement, ASI became a wholly owned subsidiary of a21. ASI supplies home and office framed and unframed wall décor to retailers, catalogers, membership organizations, and consumers through both online and traditional retail and wholesale distribution channels (the “Business”). A21 filed a Current Report on Form 8-K on May 19, 2006 in connection with the above referenced transaction. Item 9 of that Current Report is hereby amended and restated in its entirety as set forth below to include the financial statements and pro forma information required by Item 9 of Form 8-K.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Independent Auditors’ Report of KPMG LLP dated February 13, 2006; Audited balance sheets of ASI as of December 31, 2005 and 2004; audited statements of operations, statements of stockholders’ deficit and statements of cash flows for the years then ended; unaudited balance sheet as of March 31, 2006; unaudited statements of operations and statements of cash flows for the three months ended March 31, 2006 and 2005. Items described here under (a) are attached hereto as Exhibit 99.3.

(b) Combined proforma financial information of a21 and ASI as of and for the year ended December 31, 2005 giving effect to the financing and acquisition as if they occurred on January 1, 2005 including proforma statement of operations and balance sheet; combined proforma financial information of a21 and ASI as of and for the three months ended March 31, 2006 giving effect to the financing and acquisition as if they occurred on January 1, 2006 including proforma statement of operations and balance sheet. Items described here under (b) are attached hereto as Exhibit 99.4.

(c) Not applicable.

(d) Exhibits

Exhibit Number	Description
3.1	Series A Preferred Stock Designation*
4.1	Form of Promissory Note dated May 15, 2006 by and among a21, ASI and each of the persons listed on Exhibit I to the Merger Agreement*
4.2	Form of Warrant dated May 15, 2006 between a21 and each of the persons listed on Exhibit I to the Merger Agreement*
10.1

Merger Agreement dated May 15, 2006, by and among a21, Inc., AE Acquisition Corp., ArtSelect, Inc., and the common and preferred stockholders of ArtSelect listed on Schedule I thereto and Udi Toledano as stockholder representative*

10.2	Guaranty of a21 in favor of the holders of the Promissory Notes dated May 15, 2006*
10.3	Form of Exchange Agreement dated May 15, 2006*
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Press Release dated May 16, 2006*
99.2

Independent Auditors’ Report of KPMG LLP dated February 13, 2006; Audited balance sheets of ASI as of December 31, 2005 and 2004; audited statements of operations, statements of stockholders’ deficit and statements of cash flows for the years then ended; unaudited balance sheet as of March 31, 2006; unaudited statements of operations and statements of cash flows for the three months ended March 31, 2006 and 2005

99.3

Combined proforma financial information of a21 and ASI as of and for the year ended December 31, 2005 giving effect to the financing and acquisition as if they occurred on January 1, 2005 including proforma statement of operations and balance sheet; combined proforma financial information of a21 and ASI as of and for the three months ended March 31, 2006 giving effect to the financing and acquisition as if they occurred on January 1, 2006 including proforma statement of operations and balance sheet

——————

*

Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

a21, INC.

	By:	/s/ Albert H. Pleus
Albert H. Pleus
Dated: June 7, 2006		Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Series A Preferred Stock Designation*
4.1	Form of Promissory Note dated May 15, 2006 by and among a21, ASI and each of the persons listed on Exhibit I to the Merger Agreement*
4.2	Form of Warrant dated May 15, 2006 between a21 and each of the persons listed on Exhibit I to the Merger Agreement*
10.1

Merger Agreement dated May 15, 2006, by and among a21, Inc., AE Acquisition Corp., ArtSelect, Inc., and the common and preferred stockholders of ArtSelect listed on Schedule I thereto and Udi Toledano as stockholder representative*

10.2	Guaranty of a21 in favor of the holders of the Promissory Notes dated May 15, 2006*
10.3	Form of Exchange Agreement dated May 15, 2006*
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Press Release dated May 16, 2006*
99.2

Independent Auditors’ Report of KPMG LLP dated February 13, 2006; Audited balance sheets of ASI as of December 31, 2005 and 2004; audited statements of operations, statements of stockholders’ deficit and statements of cash flows for the years then ended; unaudited balance sheet as of March 31, 2006; unaudited statements of operations and statements of cash flows for the three months ended March 31, 2006 and 2005

99.3

Combined proforma financial information of a21 and ASI as of and for the year ended December 31, 2005 giving effect to the financing and acquisition as if they occurred on January 1, 2005 including proforma statement of operations and balance sheet; combined proforma financial information of a21 and ASI as of and for the three months ended March 31, 2006 giving effect to the financing and acquisition as if they occurred on January 1, 2006 including proforma statement of operations and balance sheet

——————

*

Previously filed

EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors

ArtSelect, Inc.:

We consent to the incorporation by reference in the registration statements (Nos. 333-86946 and 333-96661) on Form S-8 of a21, Inc. of our report dated February 13, 2006, with respect to the balance sheets of ArtSelect, Inc. as of December 31, 2005 and 2004, and the related statements of operations, stockholders’ deficit, and cash flows for each of the years then ended, which report appears in the Form 8-K/A of a21, Inc. dated June 7, 2006. Our report refers to the adoption of Statement of Financial Accounting Standards No. 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity, as of January 1, 2005.

/s/ KPMG LLP

Omaha, Nebraska
June 5, 2006

EXHIBIT 99.2

ARTSELECT, INC.

FINANCIAL STATEMENTS

December 31, 2005 and 2004
(With Independent Auditors’ Report Thereon)

ARTSELECT, INC.

INDEPENDENT AUDITORS’ REPORT

The Board of Directors

ArtSelect, Inc.:

We have audited the accompanying balance sheets of ArtSelect, Inc. (the Company) as of December 31, 2005 and 2004, and the related statements of operations, stockholders’ deficit, and cash flows for each of the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ArtSelect, Inc. as of December 31, 2005 and 2004, and the results of its operations and its cash flows for each of the years then ended in conformity with U.S. generally accepted accounting principles.

As discussed in notes 1 and 8 to the financial statements, the Company adopted the provisions of Statement of Financial Accounting Standards (SFAS) No. 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity, as of January 1, 2005.

/s/ KPMG LLP

Omaha, Nebraska

February 13, 2006

1

ARTSELECT, INC.

BALANCE SHEETS

December 31, 2005 and 2004

	2005	2004

ASSETS
Current assets:
Cash and cash equivalents	$283,415	391,098
Accounts receivable, less allowances of $65,686 and $77,851 in 2005 and 2004, respectively	653,135	606,232
Inventory	646,226	647,520
Prepaid expenses and other	31,980	33,589
Total current assets	1,614,756	1,678,439
Property and equipment, net	250,421	317,828
Software, net	404,301	325,134
Other	6,742	9,117
Total assets	$2,276,220	2,330,518

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Current portion of long-term debt	$27,875	61,737
Accounts payable	729,679	795,700
Accrued expenses	252,498	331,427
Total current liabilities	1,010,052	1,188,864
Long-term debt	—	27,855
Series A redeemable convertible participating preferred stock, $0.001 par value. Authorized 2,500,000 shares; issued and outstanding 2,182,512 shares in 2005 and 2004 (redemption amount of $1,459,612 and $1,394,136, respectively)	1,427,306	1,394,136
Series B redeemable convertible participating preferred stock and stock purchase warrants, $0.001 par value. Authorized 5,499,041 shares; issued and outstanding 5,364,917 shares in 2005 and 2004 (redemption amount of $8,123,728 and $7,743,017, respectively)	7,943,924	7,743,017
Total liabilities	10,381,282	10,353,872
Commitments and contingencies
Stockholders’ deficit:
Common stock, $0.001 par value. Authorized 40,000,000 shares; issued and outstanding 25,120,815 and 8,374,887 shares in 2005 and 2004, respectively	25,121	8,375
Additional paid-in capital	321,899	3,709
Accumulated deficit	(8,452,082)	(8,035,438)
Total stockholders’ deficit	(8,105,062)	(8,023,354)
Total liabilities and stockholders’ deficit	$2,276,220	2,330,518

See accompanying notes to financial statements.

2

ARTSELECT, INC.

STATEMENTS OF OPERATIONS

Years ended December 31, 2005 and 2004

	2005	2004

Gross sales	$12,119,367	12,050,304
Less returns and adjustments	379,964	487,539
Net sales	11,739,403	11,562,765
Cost of goods sold	5,213,135	5,210,384
Gross profit	6,526,268	6,352,381
Selling, general, and administrative expenses	6,024,744	6,245,708
Depreciation and amortization expense	353,323	310,578
Income (loss) from operations	148,201	(203,905)
Other income (expenses):
Interest income	2,853	7,371
Interest expense	(603,285)	(10,120)
Other	—	1,580
Total other expense	(600,432)	(1,169)
Net loss from continuing operations before income tax expense and discontinued operations	(452,231)	(205,074)
Income tax expense	—	—
Net loss from continuing operations before discontinued operations	(452,231)	(205,074)
Net loss from discontinued operations	—	(832,351)
Net loss	$(452,231)	(1,037,425)

See accompanying notes to financial statements.

3

ARTSELECT, INC.

STATEMENTS OF STOCKHOLDERS’ DEFICIT

Years ended December 31, 2005 and 2004

	Common Stock	Additional Paid-In Capital	Accumulated Deficit	Total Stockholders’ Deficit

Balance at December 31, 2003	8,366	1,990	(6,522,035)	(6,511,679)
Stock options exercised	9	1,719	—	1,728
Accretion of Series A preferred stock	—	—	(65,475)	(65,475)
Dividends on Series B preferred stock	—	—	(410,503)	(410,503)
Net loss	—	—	(1,037,425)	(1,037,425)
Balance at December 31, 2004	8,375	3,709	(8,035,438)	(8,023,354)
Stock options exercised	—	26	—	26
Estimated fair value of common stock issued to extend preferred stock redemption date	16,746	318,164	—	334,910
Expiration of Series B warrants	—	—	35,587	35,587
Net loss	—	—	(452,231)	(452,231)
Balance at December 31, 2005	$25,121	321,899	(8,452,082)	(8,105,062)

See accompanying notes to financial statements.

4

ARTSELECT, INC.

STATEMENTS OF CASH FLOWS

Years ended December 31, 2005 and 2004

	2005	2004

Cash flows from operating activities:
Net loss	$(452,231)	(1,037,425)
Adjustments to reconcile net loss to net cash provided by operating activities of continuing operations:
Loss from discontinued operations	—	832,351
Noncash interest expense related to preferred stock	603,285	—
Depreciation and amortization	353,323	310,578
Loss on sale of fixed assets	548	9,255
Changes in operating assets and liabilities:
Restricted cash	—	8,707
Accounts receivable	(46,903)	48,828
Inventory	1,294	336,420
Prepaid expenses and other assets	3,984	(17,567)
Accounts payable	(66,021)	276,131
Accrued expenses	(78,929)	(128,239)
Net cash provided by operating activities of continuing operations	318,350	639,039
Cash flows from investing activities:
Proceeds from sale of property and equipment	500	7,146
Purchases of property and equipment	(43,939)	(93,784)
Software development costs paid	(322,192)	(245,963)
Net cash used in investing activities of continuing operations	(365,631)	(332,601)
Cash flows from financing activities:
Payments on accounts receivable with recourse	—	(81,774)
Principal payments on long-term debt	(61,717)	(56,841)
Proceeds from warrants exercises	1,289	—
Proceeds from stock option exercises	26	1,728
Net cash provided used in financing activities of continuing operations	(60,402)	(136,887)
Net operating cash flows from discontinued operations	—	(816,292)
Net decrease in cash and cash equivalents	(107,683)	(646,741)
Cash and cash equivalents at beginning of year	391,098	1,037,839
Cash and cash equivalents at end of year	$283,415	391,098
Supplemental disclosure:
Cash paid during the year for interest	$5,108	10,120
Supplemental disclosure of noncash financing activities:
Accretion of Series A preferred stock	65,476	65,475
Dividends on Series B preferred stock	415,009	410,503

See accompanying notes to financial statements.

5

ARTSELECT, INC

NOTES TO FINANCIAL STATEMENTS

December 31, 2005 and 2004

(1) Significant Accounting Policies

(a)

Organization and Description of Business

ArtSelect, Inc. (the Company) is a supplier of wall décor to retailers, catalogers, membership organizations, and consumers through both online and traditional retail and wholesale distribution channels.

(b)

Use of Estimates

The preparation of financial statements requires management of the Company to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant items subject to such estimates and assumptions include the carrying amount of property, plant, and equipment and valuation allowances for receivables and sales returns, inventories, and deferred income tax assets. Actual results could differ from those estimates.

(c)

Cash Equivalents

For purposes of the statements of cash flows, the Company considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents. These investments are carried at cost, which approximates market value.

(d)

Accounts Receivable and Concentrations of Credit Risk

Accounts receivable are recorded at the invoiced amount and do not bear interest. The allowance for doubtful accounts is the Company’s best estimate of the amount of probable credit losses in the Company’s existing accounts receivable. The Company determines the allowance based on specific past due balances and historical write-off experiences. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote.

Concentrations of credit risk with respect to accounts receivable are limited due to the use of credit cards, the number of customers, and their geographic dispersion. The Company performs initial and periodic ongoing credit evaluations of its customers and generally does not require collateral.

(e)

Inventory

Inventories consist of raw materials and finished goods. Raw materials include prints, mats, frames, molding, and packaging material. Finished goods consist of preframed art. Both categories are stated at the lower of cost or market using the first-in, first-out (FIFO) method based on rolling average cost.

(f)

Property and Equipment

Property and equipment are stated at cost. Depreciation is calculated on the straight-line method over the assets’ estimated useful lives of five to seven years.

(g)

Software

The Company capitalized software development costs for modifications to its Web site and management information systems that result in additional functionality. Software development costs are amortized on a straight-line basis over three years. Amortization of capitalized software development costs during 2005 and 2004 was $243,025 and $185,408, respectively.

6

ARTSELECT, INC

NOTES TO FINANCIAL STATEMENTS
December 31, 2005 and 2004

(1) Significant Accounting Policies – (continued)

(h)

Stock-Based Compensation

The Company applies the intrinsic value-based method of accounting prescribed by Accounting Principles Board (APB) Opinion No. 25, Accounting for Stock Issued to Employees, and related interpretations including Financial Accounting Standards Board (FASB) Interpretation No. 44, Accounting for Certain Transactions Involving Stock Compensation, an Interpretation of APB Opinion No. 25, to account for its fixed-plan stock options. Under this method, compensation expense is recorded on the date of grant only if the current market price of the underlying stock exceeded the exercise price. FASB Statement No. 123, Accounting for Stock-Based Compensation, and FASB Statement No. 148, Accounting for Stock-Based Compensation—Transition and Disclosure, an amendment of FASB Statement No. 123, established accounting and disclosure requirements using a fair value-based method of accounting for stock-based employee compensation plans. As permitted by existing accounting standards, the Company has elected to continue to apply the intrinsic value-based method of accounting described above and has adopted only the disclosure requirements of FASB Statement No. 123, as amended. The following table illustrates the effect on net loss if the fair value-based method had been applied to all outstanding and unvested awards in each year:

	2005	2004

Net loss, as reported	$(452,231)	(1,037,425)
Stock-based compensation expense determined under fair value-based method, net of tax	(5,375)	—
Net loss—pro forma	$(457,606)	(1,037,425)

The calculated fair value of stock options granted, following calculation methods prescribed by FASB Statement No. 123, uses the Black-Scholes option pricing model. Fair value per share was calculated on the date of grant using the minimum value method. The following additional weighted average assumptions were used: no dividends, volatility of 1%, a risk-free interest rate of 4.5% and 5.0% and an expected life outstanding of 10 years for the options granted in 2005 and 2004, respectively.

Beginning on January 1, 2006, the Company will be required to record compensation expense related to grants of options for common stock to employees using the estimated grant-date fair value of the option. The amount to be recorded will be higher than the amounts in the table above as the Company will no longer be permitted to use the minimum volatility method.

(i)

Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

(j)

Revenue Recognition

Revenue is recognized when the product is shipped and title is transferred to the customer. Revenue sold via the Company’s Web site and/or the Web site’s subdomains is recognized on a gross basis. Revenue sold through the customer’s distribution channels is recognized net of related costs. The Company bases its estimates for sales returns on historical experience and has not experienced significant fluctuations between estimated and actual return activity.

ARTSELECT, INC

NOTES TO FINANCIAL STATEMENTS
December 31, 2005 and 2004

(1) Significant Accounting Policies – (continued)

(k)

Shipping and Handling Costs

The Company classifies shipping and handling costs in cost of goods sold in the statements of operations.

(l)

Recently Issued Accounting Standards

In December 2004, the FASB issued FASB Statement No. 123 (revised 2004), Share-Based Payment, which addresses the accounting for transactions in which an entity exchanges its equity instruments for goods or services, with a primary focus on transactions in which an entity obtains employee services in share-based payment transactions. This statement is a revision to Statement No. 123 and supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees, and its related implementation guidance. This statement will require measurement of the cost of employee services received in exchange for stock compensation based on the grant-date fair value of the employee stock options. Incremental compensation costs arising from subsequent modifications of awards after the grant date must be recognized. The Company will adopt this statement on January 1, 2006 under the modified prospective method of application. Under that method, the Company will recognize compensation costs for new grants of share-based awards, awards modified after the effect date, and the remaining portion of the fair value of the unvested awards at the adoption date.

In December 2004, the FASB issued FASB Statement No. 151, Inventory Costs, which clarifies the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). Under this statement, such items will be recognized as current-period charges. In addition, the statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. This statement will be effective for the Company for inventory costs incurred on or after January 1, 2006. The adoption of this statement will not have a significant effect on the Company’s financial statements.

In May 2005, the FASB issued FASB Statement No. 154, Accounting Changes and Error Corrections. Statement No. 154 establishes, unless impracticable, retrospective application as the required method for reporting a change in accounting principle in the absence of explicit transition requirements specific to a newly adopted accounting principle. This statement will be effective for the Company for all accounting changes and any error corrections occurring after January 1, 2006.

(m)

Recently Adopted Accounting Standard

In May 2003, FASB Statement No. 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity, was issued. This statement establishes standards for the classification and measurement of certain financial instruments with characteristics of both liabilities and equity. The statement also includes required disclosures for financial instruments within its scope. For the Company, the statement was effective for instruments entered into or modified after May 31, 2003 and otherwise became effective as of January 1, 2004, except for certain mandatorily redeemable financial instruments. For certain mandatorily redeemable financial instruments, the statement became effective for the Company on January 1, 2005. The effective date has been deferred indefinitely for certain other types of mandatorily redeemable financial instruments. The Company adopted FASB Statement No. 150 for its mandatorily redeemable preferred stock as of January 1, 2005 (note 8).

(n)

Reclassifications

Certain 2004 amounts have been reclassified to conform to the 2005 presentation.

7

ARTSELECT, INC

NOTES TO FINANCIAL STATEMENTS
December 31, 2005 and 2004

(2) Inventory

The major components of inventory from continuing operations consist of the following at December 31:

	2005	2004

Preframed art	$134,536	173,178
Prints	121,024	115,341
Frame and shipping materials	236,508	241,172
Other	154,158	117,829
	$646,226	647,520

(3) Property and Equipment

Property and equipment consist of the following at December 31:

	2005	2004
Property and equipment, at cost:
Furniture and equipment	$719,432	684,254
Less accumulated depreciation	469,011	366,426
	$250,421	317,828

(4) Lease Commitments

The Company leases office and factory space under operating leases expiring in March 2006 through March 2008. Future minimum lease payments under noncancelable operating leases as of December 31, 2005 are as follows:

	Continuing Operations	Discontinued Operations
Year ending December 31:
2006	$235,093	9,159
2007	103,294	—
2008	1,842	—
Total minimum lease payments	$340,229	9,159

Total rent expense under the operating leases related to continuing operations was approximately $162,000 and $102,000 in 2005 and 2004, respectively.

(5) Major Service Provider

The Company currently utilizes the services of one independent artwork and framing supply company to manufacture and ship approximately 50% of the products ordered through the Company’s Web sites or through its customer’s distribution channels. The time and transition to switch to other providers, if necessary, could cause a disruption in services and operations of the Company.

8

ARTSELECT, INC

NOTES TO FINANCIAL STATEMENTS
December 31, 2005 and 2004

(6) Income Taxes

During 2005 and 2004, the Company had no provision for income taxes. The provision for income taxes differed from that computed by applying the U.S. federal income tax rate to income before income taxes as follows:

	2005	2004

U.S. federal income tax	$(153,759)	(352,725)
Change in valuation allowance	(61,972)	409,189
Meals and entertainment	6,186	7,718
Return to accrual adjustment	—	(57,608)
Nondeductible interest expense	205,117	—
Other	4,428	(6,574)
Provision for income taxes	$—	—

Deferred tax assets (liabilities) were comprised of the following amounts as of December 31:

	2005	2004

Deferred tax assets:
Charitable contributions	$5,387	4,392
Bad debt allowance	24,961	29,583
Accrued vacation	7,789	12,344
Net operating loss carryforward	1,873,245	1,929,495
Gross deferred tax assets	1,911,382	1,975,814
Deferred tax liability:
Depreciation	33,165	35,625
Net deferred tax asset	1,878,217	1,940,189
Valuation allowance	(1,878,217)	(1,940,189)
Net deferred tax asset	$—	—

At December 31, 2005, the Company has net operating loss carryforwards for federal income tax purposes of $4,929,593, which are available to offset future federal taxable income, if any, through 2022. The loss carryforwards expire in various amounts from 2020 through 2024. The utilization of the net operating loss carryforwards may be limited due to the provisions of Section 382 of the Internal Revenue Code relating to changes in ownership. The Company has provided a valuation allowance for its entire net deferred tax asset at December 31, 2005 as it is more likely than not that a deferred tax asset will not be realized due to uncertainty as to future utilization of its net operating loss carryforwards, due primarily to its history of operating losses. The change in valuation allowance between December 31, 2005 and 2004 was a decrease of approximately $61,972.

(7) Long-term Debt

Long-term debt consists of the following at December 31:

	2005	2004

Note payable to bank, due in monthly installments ranging from $3,054 to $3,345, plus interest at a rate of 8.25%, with final payment due February 2006	$6,670	44,810
Note payable to bank, due in monthly installments ranging from $1,886 to $2,185, plus interest at a rate of 8.25%, with final payment due October 2006	21,205	44,782
Total long-term debt	27,875	89,592
Less current installments	27,875	61,737
Long-term debt, excluding current installments	$—	27,855

ARTSELECT, INC

NOTES TO FINANCIAL STATEMENTS
December 31, 2005 and 2004

(8) Redeemable Preferred Stock and Stock Purchase Warrants

The Company has designated and authorized 10,000,000 shares as preferred stock with 2,500,000 shares designated as redeemable Series A convertible participating preferred stock (Series A stock) and 5,499,041 shares designated as redeemable Series B convertible participating preferred stock (Series B stock). The remaining 2,000,959 shares are undesignated. The Series A and Series B stock have full voting rights and are convertible at the option of the holder into common stock on a one-for-one basis, subject to certain adjustments. The Series B stock earns annual/cumulative dividends at 6% of the stated value per share. The Series A stock has no stated dividend, but would participate in any dividends paid on common stock.

Series A and Series B stock have a mandatory redemption provision whereby, upon demand by the holder, within 180 days subsequent to July 26, 2007, the Company is required to redeem the stock at a defined redemption price. The redemption price for Series A stock is the original purchase price plus 6% per annum. The redemption price for Series B stock is equal to the original purchase price plus any accrued and unpaid dividends. The carrying value of the Series A and Series B stock is being accreted to the defined redemption price over the period until the initial redemption date. The liquidation value of the Series A and Series B stock at December 31, 2005 is $1,459,612 and $8,123,729, respectively. The total liquidation value of the Series A and Series B stock on the July 26, 2007 redemption date is $10,353,160.

At December 31, 2005, and 2004, the liquidation preference value of the Series A and Series B stock totaled approximately $9,583,341 and $9,137,153, respectively. Liquidation preferences reside with the Series B holders first, secondly with the Series A holders, and then the common stockholders in the event of a liquidation, dissolution, or a winding up of the Company. In addition to the liquidation preference, Series A and B stockholders participate with the common holders in any remaining assets upon liquidation, up to a maximum of three times their initial investment. Aggregate cumulative preferred dividends in arrears on the Series B stock were $2,169,899 and $1,754,888 at December 31, 2005 and 2004, respectively.

In April 2000, as part of a short-term bridge financing agreement, warrants for 114,797 shares of redeemable Series B preferred stock were issued at an exercise price of $1.31. The fair value of the warrants at the date of grant was determined by a minimum valuation model to be $35,587, or $0.31 per warrant, and was expensed over the term of the agreement. The warrants expired unexercised in April 2005.

In July 2000, the Company issued 4,591,874 shares of Series B stock for $6,000,000, or $1.31 a share.

Both of these Series B issuances had revenue targets that were to have been achieved by June 2001. The targets were not achieved and the maximum of 773,043 (with exercise price of $0.01 a share) and 19,326 shares of redeemable Series B preferred stock purchase warrants were issued. Of these issued warrants, 773,043 have been exercised as of December 31, 2005. The remaining 19,326 warrants expired unexercised in April 2005.

On January 19, 2005, the Company’s shareholders approved the Further Amended and Restated Certificate of Incorporation according to which the mandatory redemption period of the preferred stock was advanced from the 180-day period beginning July 26, 2005 to the 180-day period beginning July 26, 2007. In consideration for this deferment, the Company made 17 million shares of common stock at $0.001 par value available for issuance to holders of preferred stock who signed the agreement by January 31, 2005. On January 31, 2005, the Company issued 16,745,516 shares of common stock to holders of preferred stock who signed the agreement. The common stock was recorded in the financial statements at a value of $334,910.

Effective January 1, 2005, the Company adopted FASB Statement No. 150, which requires the Company to classify its mandatorily redeemable preferred stock as a liability at the present value of the redemption amount, with changes in the fair value recorded through the statements of operations. As a result, the accretion of preferred stock was recorded as interest expense during 2005.

9

ARTSELECT, INC

NOTES TO FINANCIAL STATEMENTS
December 31, 2005 and 2004

(8) Redeemable Preferred Stock and Stock Purchase Warrants – (continued)

Redeemable preferred stock consists of the following at December 31:

	2005	2004

Series A redemption amount	$1,459,612	1,394,136
Unamortized discount related to issuance of common stock to
Series A stockholders	(32,306)	—
	$1,427,306	1,394,136
Series B redemption amount	$8,123,728	7,743,017
Unamortized discount related to issuance of common stock to
Series B stockholders	(179,804)	—
	$7,943,924	7,743,017

(9) Stock Options

In April 2000, the Company established a stock option plan (the 2000 Plan) pursuant to which the Company may grant stock options to employees and nonemployee consultants. The 2000 Plan authorized grants of options to purchase up to 2,250,000 shares of authorized but unissued common stock. In January 2005, the 2000 Plan was amended to increase the number of authorized grants of options to purchase up to 3,500,000 shares of authorized but unissued common stock. The exercise price for options under the 2000 Plan shall generally be at the stock’s fair market value on the grant date, and options must be exercised no later than 10 years from the grant date, unless otherwise specified. Specific option grants under the 2000 Plan, eligible individuals, vesting, and other terms and conditions are at the discretion of a committee of the board of directors.

A summary of the option activity is as follows:

	Number of Shares	Weighted Average Exercise Price

Outstanding at December 31, 2003	2,243,696	0.29
Issued with $0.20 exercise price	262,500	0.20
Options forfeited	(1,219,397)	0.31
Options exercised	(8,637)	0.20
Outstanding at December 31, 2004	1,278,162	0.25
Issued with $0.02 exercise price	2,009,250	0.02
Options forfeited	(114,141)	0.18
Options exercised	(412)	0.06
Outstanding at December 31, 2005	3,172,859	0.11

10

ARTSELECT, INC

NOTES TO FINANCIAL STATEMENTS
December 31, 2005 and 2004

(9) Stock Options – (continued)

The following table summarizes information about stock options issued to employees, directors, and consultants that are outstanding at December 31, 2005:

	Options Outstanding		Options Exercisable
Exercise Price	Number Outstanding	Weighted Average Remaining Contractual Life	Number Exercisable	Weighted Average Exercise Price

$0.02	1,999,409	9.31	748,709	$0.02
0.11	100,000	3.08	100,000	0.11
0.20	989,850	5.57	882,088	0.20
1.04	33,600	4.81	33,600	1.04
1.06	50,000	1.75	50,000	1.06
	3,172,859		1,814,397

At December 31, 2005 and 2004, the number of options exercisable was 1,814,397 and 1,067,569, respectively, and the weighted average exercise price of those options was $0.16 and $0.26, respectively.

(10) Benefit Plan

The 401(k) plan covers substantially all employees who have at least three months of service. The plan is a defined contribution plan to which the employees may contribute up to 6% of their compensation. The Company will match employee contributions on a discretionary basis. The Company did not incur expense for contributions for the years ended December 31, 2005 and 2004.

(11) Discontinued Operations

On October 31, 2004, the Company decided to cease to offer their World Art Works (WAW) product line. The inventories used in this product line were integrated into the Company’s other product lines and all remaining inventory from the WAW product line held in rep group showrooms was returned to the Company. As of December 31, 2005, all fixed assets used in the WAW product line are being used in the continuing operations of the Company.

Income from the discontinued operations consists of the following:

Ten Months Ended October 31, 2004

Net sales	$217,522
Loss from discontinued operations	(832,351)

There were no net assets of the discontinued operations as of December 31, 2005 and 2004.

11

EXHIBIT 99.2

INTERIM FINANCIAL STATEMENTS

Basis of presentation

The unaudited interim condensed financial statements of ArtSelect, Inc. have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”) and, in the opinion of management, reflect all adjustments (consisting only of normal recurring accruals) necessary to present fairly the financial position at March 31, 2006 and the results of operations and its cash flows for the three months ended March 31, 2006 and 2005. Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted pursuant to such SEC rules and regulations. Results of operations for interim periods are not necessarily indicative of those to be achieved for full fiscal years. These condensed consolidated financial statements should be read in conjunction with the audited financial statements included herein for the year ended December 31, 2005 and 2004.

INTERIM FINANCIAL STATEMENTS

ARTSELECT, INC.

BALANCE SHEET

March 31, 2006
(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$304,616
Accounts receivable, less allowances of $65,296	572,204
Inventory	691,696
Prepaid expenses and other	49,526
Total current assets	1,618,042
Property and equipment, net	224,033
Software, net	397,865
Other	6,742
Total assets	$2,246,682

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Current portion of long-term debt	$14,987
Accounts payable	698,350
Accrued expenses	147,857
Total current liabilities	861,194
Series A redeemable convertible participating preferred stock, $0.001 par value. Authorized 2,500,000 shares; issued and outstanding 2,182,512 shares	1,448,775
Series B redeemable convertible participating preferred stock and stock purchase warrants, $0.001 par value. Authorized 5,499,041 shares; issued and outstanding 5,364,917 shares	8,077,467

Commitments and contingencies
Stockholders’ deficit:
Common stock, $0.001 par value.	25,121
Additional paid-in capital	321,912
Accumulated deficit	(8,487,787)
Total stockholders’ deficit	(8,140,754)
Total liabilities and stockholders’ deficit	$2,246,682

1

INTERIM FINANCIAL STATEMENTS

ARTSELECT, INC.

STATEMENTS OF OPERATIONS
(unaudited)
Three months ended March 31

	2006	2005

Net sales	$3,105,969	3,135,228
Cost of goods sold	1,385,690	1,453,780
Gross profit	1,720,279	1,681,448
Selling, general, and administrative expenses	1,601,754	1,655,641
Income from operations	118,525	25,807
Other expenses, net	(154,230)	(141,406)
Net loss	$(35,705)	(115,599)

2

INTERIM FINANCIAL STATEMENTS

ARTSELECT, INC.

STATEMENTS OF CASH FLOWS

Quarter ended March 31

	2006	2005
	(unaudited)	(unaudited)
Cash flows from operating activities:
Net loss	$(35,705)	(115,599)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Non cash interest expense related to preferred stock	155,012	142,170
Depreciation and amortization	92,578	90,641
Loss on sale of fixed assets	8,462	—
Changes in operating assets and liabilities:
Accounts receivable	80,931	(9,391)
Inventory	(45,470)	93,667
Prepaid expenses and other assets	(17,546)	2,294
Accounts payable	(31,329)	(163,298)
Accrued expenses	(104,641)	(97,488)
Net cash provide by (used in) operating activities	102,292	(57,004)
Cash flows from investing activities:
Purchases of property and equipment	(7,272)	(6,079)
Software development costs paid	(60,944)	(84,635)
Net cash used in investing activities	(68,216)	(90,714)
Cash flows from financing activities:
Payments on long-term debt	(12,888)	(14,967)
Other	13	20
Net cash used in financing activities	(12,875)	(14,947)
Net increase (decrease) in cash and cash equivalents	21,201	(162,665)
Cash and cash equivalents at beginning of year	283,415	391,098
Cash and cash equivalents at end of year	$304,616	228,433
Supplemental disclosure:
Cash paid during the year for interest	$783	767

3

PRO FORMA
FINANCIAL STATEMENTS

EXHIBIT 99.3

UNAUDITED CONDENSED PRO FORMA CONSOLIDATED INCOME
STATEMENTS AND BALANCE SHEETS

YEAR ENDED DECEMBER 31, 2005 AND
THREE MONTHS ENDED MARCH 31, 2006

The following unaudited condensed pro forma income statements and balance sheets for the year ended December 31, 2005 and the three months ended March 31, 2006, respectively, are derived from a21’s audited historical consolidated financial statements for the year ended December 31, 2005 and unaudited historical consolidated financial statements for the three months ended March 31, 2006, and ArtSelect’s audited historical financial statements for the year ended December 31, 2005 and unaudited historical financial statements for the three months ended March 31, 2006, after giving effect to the pro forma adjustments described in the notes to the Pro Forma Consolidated Financial Information. Such adjustments have been determined as if the acquisition of ArtSelect took place on January 1, 2005 and January 1, 2006, respectively, the first day of the financial periods presented in the Pro Forma Consolidated Financial Information.

4

PRO FORMA FINANCIAL STATEMENTS

INCOME STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2005
(thousands, except share amounts)

	a21	Art Select	Adjustments	Consolidated Proforma

Revenue, net	$9,563	$11,739	$—	$21,302
Cost of Revenue	3,090	5,213	—	8,303
Selling, general and administrative	7,401	6,025	—	13,426
Depreciation and amortization	1,683	353	1,200	3,236
TOTAL OPERATING EXPENSES	12,174	11,591	1,200	24,965
OPERATING (LOSS) INCOME	(2,611)	148	(1,200)	(3,663)

Interest expense, net	(1,380)	(603)	217	(1,766)
Other income, net	(678)	3	—	(675)
NET LOSS BEFORE TAXES	(4,669)	(452)	(983)	(6,104)
Income tax	(105)	—	—	(105)
Deemed dividends	(219)	—		(219)
NET LOSS	$(4,993)	$(452)	$(983)	$(6,428)

NET LOSS PER SHARE, BASIC AND DILUTED	(0.10)			(0.12)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING, BASIC AND DILUTED	47,723,202		4,950,000	52,673,202

See accompanying notes to the Unaudited Condensed Pro Forma Consolidated Financial Information

1

PRO FORMA FINANCIAL STATEMENTS

BALANCE SHEETS AS OF DECEMBER 31, 2005
(thousands, except share amounts)

	a21	ArtSelect	Adjustments	Consolidated Proforma

ASSETS
Cash and cash equivalents	$1,194	$284	$—	$1,478
Accounts receivable, net	1,840	653	—	2,493
Inventory	156	646	—	802
Other	277	32	80	389
Total current assets	3,467	1,615	80	5,162

Property and equipment, net	7,602	250	—	7,852
Software, net	—	404	—	404
Goodwill	2,263	—	3,147	5,410
Intangible assets, net	3,882	—	4,800	8,682
Other	3,300	7	—	3,307
Total assets	$20,514	$2,276	$8,027	$30,817

LIABILITIES AND STOCKHOLDERS EQUITY
Accounts payable	$1,351	$730	$—	$2,081
Notes payable—current portion	1,050	28	—	1,078
Other	2,012	252	—	2,264
Total current liabilities	4,413	1,010	—	5,423

Notes Payable	2,442	—	6,850	9,292
Loan Payable from sale leaseback of building	7,438	—	—	7,438
Preferred Stock	—	9,371	(9,371)	—
Minority interest	2,800	—	2,800

Stockholders Equity	3,421	(8,105)	10,548	5,864
Total Liabilities and Stockholders Equity	$20,514	$2,276	$8,027	$30,817

See accompanying notes to the Unaudited Condensed Pro Forma Consolidated Financial Information

2

PRO FORMA FINANCIAL STATEMENTS

INCOME STATEMENTS FOR THE THREE MONTHS ENDED MARCH 31, 2006
(thousands, except share amounts)

	a21	ArtSelect	Adjustments	Consolidated Proforma

Revenue, net	$2,935	$3,106	$—	$6,041
Cost of Revenue	903	1,386	—	2,289
Selling, general and administrative	3,186	1,518	—	4,704
Depreciation and amortization	603	84	300	987
TOTAL OPERATING EXPENSES	4,692	2,988	300	7,980
OPERATING (LOSS) INCOME	(1,757)	118	(300)	(1,939)

Interest expense, net	(353)	(154)	202	(305)
Other income, net	(279)	—	—	(279)
NET LOSS BEFORE TAXES	(2,389)	(36)	(98)	(2,523)
Income tax	(27)	—	—	(27)
Deemed dividends	(157)	—	—	(157)
NET LOSS	(2,573)	(36)	(98)	(2,707)

NET LOSS PER SHARE, BASIC AND DILUTED	$(0.04)			$(0.04)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING, BASIC AND DILUTED	72,142,537		4,950,000	77,092,537

See accompanying notes to the Unaudited Condensed Pro Forma Consolidated Financial Information

3

PRO FORMA FINANCIAL STATEMENTS

BALANCE SHEETS AS OF MARCH 31, 2006
(thousands, except share amounts)

	a21	ArtSelect	Adjustments	Consolidated Proforma

ASSETS
Cash and cash equivalents	$1,442	$304	$—	$1,746
Accounts receivable, net	2,085	572	—	2,657
Inventory	156	692	—	848
Other	317	50	94	461
Total current assets	4,000	1,618	94	5,712

Property and equipment, net	7,527	224	—	7,751
Software, net	—	398	—	398
Goodwill	2,340	—	3,027	5,367
Intangible assets, net	3,631	—	5,700	9,331
Other	3,234	7	—	3,241
Total assets	$20,732	$2,247	$8,821	$31,800

LIABILITIES AND STOCKHOLDERS EQUITY
Accounts payable	$1,086	$698	—	$1,784
Notes payable—current portion	1,050	15	—	1,065
Other	2,700	148	—	2,848
Total current liabilities	4,836	861	—	5,697
Notes payable	2,341	—	6,850	9,191
Loan payable from sale leaseback of building	7,431	—	—	7,431
Preferred stock	—	9,527	(9,527)	—
Minority interest	2,800	—	—	2,800

Stockholders equity	3,324	(8,141)	11,498	6,681
Total liabilities and stockholders equity	$20,732	$2,247	$8,821	$31,800

See accompanying notes to the Unaudited Condensed Pro Forma Consolidated Financial Information

4

PRO FORMA FINANCIAL STATEMENTS

1. Pro forma adjustments

(a) Additional finance costs relating to debt

	Year Ended December 31, 2005 (in thousands)	Three Months Ended March 31, 2006 (in thousands)

Interest on $4.5 million convertible debt at 5% per annum	$225	$57

Interest on $2.35 million convertible debt at 6% per annum	141	35
	$366	$92

Additionally, certain allocable capitalized finance costs have been identified at acquisition and are to be included in the ongoing purchase price allocation exercise. The estimated deferred finance costs of $100,000 at December 31, 2005 and March 31, 2006. Related amortization expense is estimated to be $20,000 and $6,000 for the year ended December 31, 2005 and three months ended March 31, 2006, respectively.

(b) Excess of purchase price over fair value of net assets acquired
(in thousands)

Cash consideration paid to selling stockholders of ArtSelect	$4,500
Seller note payable	2,350
Preliminary value of preferred shares issued as consideration to selling stockholders of ArtSelect	2,700
Preliminary value of warrants issued as consideration to selling stockholders of ArtSelect	375
Estimated transaction expenses	500
Total purchase price	10,425
Estimated fair value of net assets of ArtSelect	1,400
Excess of purchase price over fair value of net assets acquired *	$9,025

——————

*

Amount allocated to goodwill and identifiable intangible assets

The allocation of purchase price is based upon a preliminary fair value assessment. A formalized fair valuation project is ongoing and is expected to be completed by September 30, 2006. Certain intangible assets have been identified at acquisition and are to be included in the ongoing purchase price allocation exercise. The estimated intangible assets, at cost, are $6.0 million at December 31, 2005 and March 31, 2006. Related amortization expense is estimated to be $1.2 million and $300,000 for the year ended December 31, 2005 and three months ended March 31, 2006, respectively. Goodwill is estimated to be $3.1 million and $3.0 million at December 31, 2005 and March 31, 2006, respectively.

(c) Intercompany Trading

Intercompany revenue and cost of sales are not considered material and therefore have not been eliminated for the purpose of the pro forma financial information.

(d) Earnings Per Share

The average number of shares used in the calculation of pro forma consolidated earnings per share has for the year ended December 31, 2005 and three months ended March 31, 2006 has been increased to take into account 4,200,000 shares issuable upon the conversion of preferred stock and 750,000 shares issuable upon the exercise of warrants, each of which was issued in connection with a21’s acquisition of ArtSelect.

See accompanying notes to the Unaudited Condensed Pro Forma Consolidated Financial Information

5